UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

• PIMCO ETF Trust

PIMCO ETF TRUST

Semiannual Report

December 31, 2020

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		20

Financial Highlights		22

Statements of Assets and Liabilities		26

Statements of Operations		28

Statements of Changes in Net Assets		30

Statement of Cash Flows		34

Notes to Financial Statements		94

Glossary		118

Approval of Investment Advisory Contract and Other Agreements		119

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	35

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	36

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	37

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	38

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	39

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	45

PIMCO Active Bond Exchange-Traded Fund	14	52

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	63

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	72

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	76

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	84

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	19	89

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO ETF Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic.

Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion.

The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD

2	PIMCO ETF TRUST

Hedged), a widely used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to

4	PIMCO ETF TRUST

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	5

Important Information About the Funds	(Cont.)

Fund Name (Cont.)	Fund Inception	Diversification Status
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and

6	PIMCO ETF TRUST

after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	99.7%

Short-Term Instruments	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(4.57)%	24.58%	10.83%	11.67%	10.26%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(4.48)%	24.40%	11.03%	11.66%	10.27%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	(4.31)%	24.45%	11.04%	11.83%	10.41%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Interest rates in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) curve increased, negatively impacting the return of both the Fund and the Underlying Index.

»	There were no material contributors.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	3.17%	5.42%	2.80%	1.70%	2.09%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	3.18%	5.38%	2.77%	1.69%	2.09%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	3.42%	5.69%	3.01%	1.93%	2.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 1-5 Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	7.34%	25.19%	10.26%	7.18%	7.41%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	7.40%	25.23%	10.19%	7.18%	7.41%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	7.61%	25.30%	10.37%	7.42%	7.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 15+ Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	There were no material detractors for this Fund.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	4.68%	11.38%	5.15%	3.76%	4.17%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	4.62%	11.03%	5.01%	3.77%	4.16%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	4.88%	11.53%	5.30%	3.97%	4.36%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	91.4%

Short-Term Instruments	8.3%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	9.97%	2.90%	6.39%	4.94%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	10.69%	3.26%	6.55%	4.98%
ICE BofAML 0-5 Year US High Yield Constrained Index±	10.33%	3.81%	7.14%	5.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the aerospace and defense sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the telecommunications sector contributed to performance, as the Fund’s telecommunication positions outperformed the broader sector.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the gaming and lodging sector detracted from performance, as the Fund’s gaming and lodging positions underperformed the broader sector.

»	Security selection in the transportation sector detracted from performance, as the Fund’s transportation positions underperformed the broader sector.

»	Security selection in the finance and insurance sector detracted from performance, as the Fund’s finance and insurance positions underperformed the broader sector.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Industrials	47.6%

Banking & Finance	37.4%

Utilities	12.5%

Short-Term Instruments	2.3%

Sovereign Issues	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	4.45%	10.00%	6.71%	5.51%	5.33%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	—4.20%	9.67%	6.71%	5.53%	5.33%
ICE BofAML US Corporate Index±	4.73%	9.80%	6.71%	5.62%	5.41%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had positive performance as the index had positive performance over the period.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

U.S. Government Agencies	37.8%

Corporate Bonds & Notes	27.2%

Asset-Backed Securities	11.0%

U.S. Treasury Obligations	8.3%

Non-Agency Mortgage-Backed Securities	6.5%

Short-Term Instruments	4.0%

Preferred Securities	2.7%

Municipal Bonds & Notes	1.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	2.90%	7.64%	4.83%	4.73%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	2.87%	7.73%	4.81%	4.75%
Bloomberg Barclays U.S. Aggregate Index±	1.29%	7.51%	4.44%	3.37%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.57%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Positions in securitized assets, particularly non-Agency mortgage-backed securities (“MBS”), contributed to relative performance as spreads tightened.

»	Positions in select corporate credit, particularly financials, contributed to relative performance as spreads tightened.

»	Overweight exposure to Agency MBS, particularly a preference for 2% and 2.5% coupons, contributed to relative performance as excess returns for these securities were positive.

»	There were no material detractors for this Fund.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	37.8%

U.S. Treasury Obligations	37.1%

Asset-Backed Securities	9.9%

Non-Agency Mortgage-Backed Securities	5.8%

U.S. Government Agencies	5.5%

Short-Term Instruments	3.6%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	1.34%	4.48%	3.02%	2.74%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	1.24%	4.54%	3.02%	2.75%
ICE BofAML 1-3 Year U.S. Treasury Index±	0.15%	3.10%	1.90%	1.54%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Select holdings of asset backed securities contributed to relative performance, due to security selection.

»	A steepening bias in the U.S. yield curve contributed to relative performance, as front-end yields fell and long-end yields increased.

»	Short exposure to high yield corporate credit detracted from relative performance, as spreads tightened.

»	A short bias to the Australian dollar versus the U.S. dollar detracted from relative performance, as the Australian dollar appreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	52.6%

U.S. Government Agencies	25.5%

Asset-Backed Securities	11.9%

Short-Term Instruments	7.7%

Non-Agency Mortgage-Backed Securities	1.7%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (12/10/2019)*
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	0.77%	2.08%	2.19%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	0.79%	2.08%	2.18%
FTSE 3-Month Treasury Bill Index±	0.06%	0.58%	0.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. duration on the front end of the curve contributed to relative performance, as rates fell.

»	Holdings of asset backed securities contributed to relative performance, as the sector generated positive total carry.

»	There were no material detractors for the Fund.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	52.7%

Asset-Backed Securities	16.2%

U.S. Government Agencies	16.2%

Short-Term Instruments	9.4%

Non-Agency Mortgage-Backed Securities	3.4%

Sovereign Issues	1.8%

Municipal Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	0.75%	1.63%	2.11%	1.52%	1.52%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	0.73%	1.62%	2.12%	1.51%	1.52%
FTSE 3-Month Treasury Bill Index±	0.06%	0.58%	1.16%	0.60%	0.56%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.37%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Select holdings of asset backed securities contributed to relative performance, due to security selection.

»	Overweight exposure to U.S. duration on the front end of the curve contributed to relative performance, as rates decreased.

»	There were no material detractors for the Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.8%

Ad Valorem Property Tax	10.5%

Electric Power & Light Revenue	9.6%

Tobacco Settlement Funded	5.4%

Natural Gas Revenue	5.0%

Water Revenue	4.8%

Income Tax Revenue	4.7%

Industrial Revenue	4.0%

Highway Revenue Tolls	3.5%

Sales Tax Revenue	3.3%

Miscellaneous Revenue	3.0%

General Fund	3.0%

Fuel Sales Tax Revenue	3.0%

Port, Airport & Marina Revenue	2.6%

College & University Revenue	2.4%

Appropriations	2.2%

Lease (Appropriation)	1.9%

Nuclear Revenue	1.6%

Transit Revenue	1.3%

Local or Guaranteed Housing	1.1%

Miscellaneous Taxes	1.0%

Other	2.2%

Short-Term Instruments	13.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	2.83%	4.96%	3.45%	3.52%	3.48%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	2.95%	4.82%	3.41%	3.54%	3.48%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	2.50%	4.73%	3.39%	3.84%	3.72%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the electric utility sector contributed to performance, as the select holdings outperformed the market.

»	Duration positioning detracted from performance, as municipal bond yields decreased.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

18	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2020†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.2%

Electric Power & Light Revenue	9.6%

Ad Valorem Property Tax	9.2%

Miscellaneous Revenue	5.1%

College & University Revenue	4.8%

Natural Gas Revenue	4.4%

Water Revenue	4.0%

Sales Tax Revenue	3.9%

Industrial Revenue	3.5%

Tobacco Settlement Funded	2.8%

Highway Revenue Tolls	2.6%

Local or Guaranteed Housing	2.5%

General Fund	2.3%

Fuel Sales Tax Revenue	2.3%

Income Tax Revenue	1.8%

Transit Revenue	1.8%

Resource Recovery Revenue	1.8%

Lease Revenue	1.3%

Port, Airport & Marina Revenue	1.1%

Other	3.5%

Short-Term Instruments	18.9%

U.S. Treasury Obligations	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.29%	2.83%	1.87%	1.43%	1.40%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.29%	2.81%	1.87%	1.47%	1.41%
Bloomberg Barclays 1-Year Municipal Bond Index±	0.48%	1.76%	1.43%	1.16%	1.15%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Yield curve strategies detracted from performance, as municipal bond yields decreased.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as the select holdings underperformed the market.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2020 to December 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Beginning Account Value (07/01/20)	Ending Account Value (12/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$954.30	$0.75	$1,000.00	$1,024.85	$0.78	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,031.70	1.04	1,000.00	1,024.59	1.04	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,073.40	1.06	1,000.00	1,024.59	1.04	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,046.80	1.05	1,000.00	1,024.59	1.04	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,099.70	2.96	1,000.00	1,022.80	2.85	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,044.50	1.05	1,000.00	1,024.59	1.04	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	1,029.00	2.86	1,000.00	1,022.80	2.85	0.55
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,013.40	2.53	1,000.00	1,023.11	2.54	0.49
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	1,007.70	1.29	1,000.00	1,024.34	1.30	0.25
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,007.50	1.80	1,000.00	1,023.82	1.81	0.35
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,028.30	1.82	1,000.00	1,023.82	1.81	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,012.90	1.80	1,000.00	1,023.82	1.81	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO ETF TRUST

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SEMIANNUAL REPORT	|	DECEMBER 31, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$173.14	$1.28	$(9.14)	$(7.86)	$(1.89)	$0.00	$0.00	$(1.89)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$53.21	$0.72	$0.96	$1.68	$(0.70)	$0.00	$0.00	$(0.70)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$83.31	$0.78	$5.33	$6.11	$(0.80)	$0.00	$0.00	$(0.80)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	(0.00)	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$63.20	$0.70	$2.25	$2.95	$(0.65)	$0.00	$0.00	$(0.65)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$91.45	$1.94	$7.06	$9.00	$(2.54)	$0.00	$0.00	$(2.54)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$114.04	$1.52	$3.52	$5.04	$(1.83)	$(0.14)	$0.00	$(1.97)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)

PIMCO Active Bond Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$111.39	$1.19	$2.02	$3.21	$(1.64)	$0.00	$0.00	$(1.64)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

$163.39	(4.57)%	$403,573	0.15	%*	0.15	%*	0.15	%*	0.15	%*	1.47	%*	15%

173.14	37.97	375,713	0.15		0.15		0.15		0.15		1.98		14

128.17	14.17	265,315	0.15		0.15		0.15		0.15		2.79		21

115.51	1.08	164,028	0.15		0.15		0.15		0.15		2.71		19

117.38	(10.88)	166,683	0.15		0.15		0.15		0.15		2.53		14

135.43	31.09	442,851	0.15		0.15		0.15		0.15		2.67		23

$54.19	3.17%	$664,933	0.20	%*	0.20	%*	0.20	%*	0.20	%*	2.60	%*	8%

53.21	3.52	628,978	0.20		0.20		0.20		0.20		0.49		30

52.62	3.17	748,304	0.20		0.20		0.20		0.20		1.89		36

51.76	1.02	826,530	0.20		0.20		0.20		0.20		2.01		32

52.18	0.00	1,136,011	0.20		0.20		0.20		0.20		1.64		38

52.83	1.74	1,065,611	0.20		0.20		0.20		0.20		0.36		41

$88.62	7.34%	$763,878	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.76	%*	1%

83.31	22.47	614,024	0.20		0.20		0.20		0.20		0.25		9

69.61	5.06	178,903	0.20		0.20		0.20		0.20		2.45		6

67.57	5.88	254,745	0.20		0.20		0.20		0.20		3.05		10

65.64	(2.82)	148,992	0.20		0.20		0.20		0.20		2.66		16

69.55	11.25	109,197	0.20		0.20		0.20		0.20		1.59		12

$65.50	4.68%	$123,137	0.20	%*	0.20	%*	0.20	%*	0.20	%*	2.10	%*	1%

63.20	8.61	61,936	0.20		0.20		0.20		0.20		0.35		10

59.46	4.69	52,327	0.20		0.20		0.20		0.20		1.89		9

57.61	2.07	50,695	0.21		0.21		0.21		0.21		2.18		8

57.61	(0.87)	70,864	0.20		0.20		0.20		0.20		1.88		8

59.09	4.73	90,404	0.20		0.20		0.20		0.20		0.96		10

$97.91	9.97%	$1,909,297	0.55	%*	0.55	%*	0.55	%*	0.55	%*	4.01	%*	26%

91.45	(4.56)	1,156,826	0.56		0.56		0.55		0.55		4.22		36

100.71	5.71	1,460,224	0.56		0.56		0.55		0.55		4.66		27

100.07	3.18	1,666,164	0.56		0.56		0.55		0.55		4.41		42

101.62	10.88	1,824,151	0.55		0.55		0.55		0.55		4.58		43

96.65	1.04	2,044,168	0.55		0.55		0.55		0.55		4.75		34

$117.11	4.45%	$829,137	0.20	%*	0.20	%*	0.20	%*	0.20	%*	2.56	%*	5%

114.04	9.76	659,123	0.20		0.20		0.20		0.20		3.10		18

107.27	10.65	797,018	0.20		0.20		0.20		0.20		3.41		27

100.41	(1.12)	756,084	0.20		0.20		0.20		0.20		3.20		10

104.90	2.19	737,459	0.20		0.20		0.20		0.20		2.97		7

105.72	8.14	447,211	0.20		0.20		0.20		0.20		3.05		13

$112.96	2.90%	$4,132,075	0.55	%*	0.55	%*	0.55	%*	0.55	%*	2.07	%*	110%

111.39	6.92	3,400,704	0.57		0.57		0.55		0.55		2.65		146

107.54	7.99	2,422,925	0.73		0.73		0.55		0.55		3.42		155

103.19	0.41	2,072,132	0.76		0.76		0.55		0.55		3.03		142

106.07	2.00	2,039,657	0.61		0.61		0.55		0.55		2.70		569

107.31	4.25	2,594,821	0.56		0.58		0.55		0.57		2.92		475

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$101.79	$0.77	$0.58	$1.35	$(1.15)	$0.00	$0.00	$(1.15)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$100.64	$0.47	$0.30	$0.77	$(0.69)	$0.00	$0.00	$(0.69)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$101.65	$0.30	$0.46	$0.76	$(0.38)	$0.00	$0.00	$(0.38)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$55.73	$0.51	$1.05	$1.56	$(0.59)	$0.00	$0.00	$(0.59)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

07/01/2020 - 12/31/2020+	$51.04	$0.26	$0.39	$0.65	$(0.31)	$0.00	$0.00	$(0.31)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(e)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

$101.99	1.34%	$769,034	0.49	%*	0.53	%*	0.42	%*	0.46	%*	1.47	%*	18%

101.79	4.77	496,743	0.49		0.56		0.39		0.46		2.61		378

100.15	3.66	352,514	0.79		0.86		0.39		0.46		2.98		1,613

99.61	1.09	157,382	1.02		1.09		0.39		0.46		2.51		326

101.02	2.54	93,947	0.67	(e)	0.74	(e)	0.47	(e)	0.54	(e)	2.15		651

100.23	1.75	58,134	0.57		0.64		0.55		0.56		1.96		2,288

$100.72	0.77%	$158,126	0.25	%*	0.37	%*	0.25	%*	0.37	%*	0.91	%*	24%

100.64	1.54	87,553	0.27	*	0.51	*	0.24	*	0.48	*	1.87	*	102

$102.03	0.75%	$14,316,298	0.35	%*	0.35	%*	0.35	%*	0.35	%*	0.58	%*	31%

101.65	2.21	13,914,440	0.37		0.37		0.35		0.35		2.03		81

101.75	2.84	11,939,913	0.36		0.36		0.35		0.35		2.70		72

101.58	1.70	9,410,140	0.42		0.42		0.35		0.35		1.92		86

101.74	2.05	7,195,945	0.35		0.35		0.35		0.35		1.43		82

101.14	1.03	4,647,542	0.36		0.36		0.35		0.35		1.04		208

$56.70	2.83%	$581,780	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.77	%*	7%

55.73	4.06	468,662	0.35		0.35		0.35		0.35		2.25		34

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

52.84	1.25	275,309	0.35		0.35		0.35		0.35		2.44		27

53.48	(0.69)	259,917	0.35		0.35		0.35		0.35		2.33		30

55.11	6.52	254,045	0.35		0.35		0.35		0.35		2.32		23

$51.38	1.29%	$285,689	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.01	%*	10%

51.04	2.64	176,581	0.35		0.35		0.35		0.35		1.60		55

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

49.91	0.83	67,874	0.35		0.35		0.35		0.35		1.55		87

50.25	0.37	65,826	0.35		0.35		0.35		0.35		1.20		80

50.65	1.67	68,881	0.35		0.35		0.35		0.35		0.95		36

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$405,042	$664,030	$761,639	$122,700
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	0	0	0
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	20,040	0	0	0
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	0	1,027	2,377	459
Reimbursement receivable from PIMCO	0	0	0	0
Other assets	0	0	0	0
Total Assets	425,082	665,057	764,016	123,159

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	19,847	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Distributions payable	1,606	0	0	0
Overdraft due to custodian	0	0	0	0
Accrued management fees	56	124	138	22
Accrued reimbursement to PIMCO	0	0	0	0
Total Liabilities	21,509	124	138	22

Net Assets	$403,573	$664,933	$763,878	$123,137

Net Assets Consist of:

Paid in capital	$405,567	$656,813	$697,839	$117,234
Distributable earnings (accumulated loss)	(1,994)	8,120	66,039	5,903

Net Assets	$403,573	$664,933	$763,878	$123,137

Shares Issued and Outstanding	2,470	12,270	8,620	1,880

Net Asset Value Per Share Outstanding(a):	$163.39	$54.19	$88.62	$65.50

Cost of investments in securities	$408,276	$634,869	$720,012	$115,529
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$1,267	$192	$281	$152
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,914,154	$821,186	$4,864,339	$1,050,329	$151,812	$14,327,714	$577,446	$286,110
23,895	0	0	0	105	2,468	0	0

517	91	131	49	0	0	0	0
0	0	30	788	0	0	0	0
0	0	0	0	206	0	0	0
26,330	2,187	6,098	2,539	0	0	0	0
0	0	2,836	42	45	0	0	0
168	0	9,426	0	6,272	2,579	0	0
0	0	1,662,615	0	0	0	0	0
58,748	0	22,577	14,279	0	28,567	0	0
27,844	7,738	22,600	3,284	561	24,578	5,427	1,892
0	0	0	0	17	0	0	0
3,195	0	0	0	0	0	0	0
2,054,851	831,202	6,590,652	1,071,310	159,018	14,385,906	582,873	288,002

$0	$0	$1,788	$269,507	$0	$0	$0	$0
0	0	289,323	27,665	0	0	0	0

0	0	245	169	0	0	0	0
0	0	65	1,106	292	0	0	0
109,820	0	133,873	2,400	255	56,011	0	2,000
0	0	2,016,307	0	0	0	0	0
27,090	0	0	0	105	2,468	0	0
0	0	6,505	0	0	0	0	0
7,749	1,911	8,367	1,110	188	6,441	905	223
0	0	34	0	0	0	0	0
895	154	2,070	316	52	4,688	188	90
0	0	0	3	0	0	0	0
145,554	2,065	2,458,577	302,276	892	69,608	1,093	2,313

$1,909,297	$829,137	$4,132,075	$769,034	$158,126	$14,316,298	$581,780	$285,689

$2,101,292	$767,321	$3,966,760	$762,911	$157,526	$14,279,371	$555,372	$282,317
(191,995)	61,816	165,315	6,123	600	36,927	26,408	3,372

$1,909,297	$829,137	$4,132,075	$769,034	$158,126	$14,316,298	$581,780	$285,689

19,500	7,080	36,580	7,540	1,570	140,310	10,260	5,560

$97.91	$117.11	$112.96	$101.99	$100.72	$102.03	$56.70	$51.38

$1,915,067	$760,253	$4,678,598	$1,040,424	$150,900	$14,289,196	$546,334	$281,355
$23,895	$0	$0	$0	$105	$2,468	$0	$0
$0	$0	$2,765	$46	$44	$0	$0	$0
$0	$0	$289,014	$27,725	$0	$0	$0	$0
$16,883	$323	$(762)	$(3,035)	$0	$0	$0	$0

$137,139	$15,382	$192,118	$33,709	$0	$646,212	$537	$527
$26,541	$0	$0	$0	$103	$2,414	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	27

Statements of Operations

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$3,580	$9,292	$6,185	$1,142
Dividends	0	0	0	0
Securities lending income	0	0	0	0
Total Income	3,580	9,292	6,185	1,142

Expenses:

Management fees	332	663	634	99
Trustee fees	3	5	4	0
Interest expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	335	668	638	99
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	335	668	638	99

Net Investment Income (Loss)	3,245	8,624	5,547	1,043

Net Realized Gain (Loss):

Investments in securities	4,479	501	(135)	(2)
In-kind redemptions	20,001	1,732	39,922	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	24,480	2,233	39,787	(2)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(51,518)	9,393	831	2,873
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(51,518)	9,393	831	2,873

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,793)	$20,250	$46,165	$3,914

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 10, 2019.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund(a)	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$30,762	$11,136	$50,191	$6,450	$768	$67,980	$5,706	$1,642
0	0	401	0	0	0	0	0
147	0	0	0	0	7	0	0
30,909	11,136	50,592	6,450	768	67,987	5,706	1,642

3,754	807	10,595	1,516	238	25,528	940	422
9	5	25	4	1	102	3	2
6	0	8	216	2	0	0	0
0	0	4	16	3	0	0	0
3,769	812	10,632	1,752	244	25,630	943	424
0	0	0	(145)	(80)	0	0	0
3,769	812	10,632	1,607	164	25,630	943	424

27,140	10,324	39,960	4,843	604	42,357	4,763	1,218

(20,815)	1,282	21,673	1,700	161	7,010	203	(74)
(1,889)	988	0	0	0	0	0	0
7,259	(241)	1,071	(3,499)	0	0	0	0
3	0	(229)	(331)	(34)	0	0	0
0	0	0	(301)	0	0	0	0
0	0	179	258	(4)	0	0	0

(15,442)	2,029	22,694	(2,173)	123	7,010	203	(74)

103,890	19,806	44,953	6,045	449	55,775	9,643	1,731
10,449	(459)	(376)	(332)	0	0	0	0
0	0	80	(262)	(248)	0	0	0
0	0	0	215	0	0	0	0
0	0	210	2	4	0	0	0

114,339	19,347	44,867	5,668	205	55,775	9,643	1,731

$126,037	$31,700	$107,521	$8,338	$932	$105,142	$14,609	$2,875

$0	$0	$0	$0	$0	$94	$0	$0

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	29

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,245	$6,482	$8,624	$3,369
Net realized gain (loss)	24,480	62,137	2,233	82
Net change in unrealized appreciation (depreciation)	(51,518)	35,076	9,393	19,392

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,793)	103,695	20,250	22,843

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(4,667)	(6,364)	(8,414)	(14,551)
Tax basis return of capital	0	0	0	(2,072)

Total Distributions(a)	(4,667)	(6,364)	(8,414)	(16,623)

Fund Share Transactions:

Receipts for shares sold	164,381	263,721	67,046	36,739
Cost of shares redeemed	(108,061)	(250,654)	(42,927)	(162,285)
Net increase (decrease) resulting from Fund share transactions	56,320	13,067	24,119	(125,546)

Total Increase (Decrease) in Net Assets	27,860	110,398	35,955	(119,326)

Net Assets:

Beginning of period	375,713	265,315	628,978	748,304
End of period	$403,573	$375,713	$664,933	$628,978

Shares of Beneficial Interest:

Shares sold	950	1,700	1,250	700
Shares redeemed	(650)	(1,600)	(800)	(3,100)
Net increase (decrease) in shares outstanding	300	100	450	(2,400)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

$5,547	$698	$1,043	$191	$27,140	$60,784	$10,324	$20,239	$39,960	$76,948
39,787	16,462	(2)	67	(15,442)	(28,641)	2,029	24,396	22,694	26,045
831	36,467	2,873	4,355	114,339	(97,116)	19,347	15,916	44,867	86,570

46,165	53,627	3,914	4,613	126,037	(64,973)	31,700	60,551	107,521	189,563

(5,430)	(5,557)	(1,047)	(955)	(36,934)	(71,011)	(13,258)	(21,128)	(54,960)	(90,615)
0	0	0	(189)	0	0	0	0	0	0

(5,430)	(5,557)	(1,047)	(1,144)	(36,934)	(71,011)	(13,258)	(21,128)	(54,960)	(90,615)

335,300	520,191	58,334	9,122	842,309	1,592,636	163,031	122,390	684,382	1,183,283
(226,181)	(133,140)	0	(2,982)	(178,941)	(1,760,050)	(11,459)	(299,708)	(5,572)	(304,452)
109,119	387,051	58,334	6,140	663,368	(167,414)	151,572	(177,318)	678,810	878,831

149,854	435,121	61,201	9,609	752,471	(303,398)	170,014	(137,895)	731,371	977,779

614,024	178,903	61,936	52,327	1,156,826	1,460,224	659,123	797,018	3,400,704	2,422,925
$763,878	$614,024	$123,137	$61,936	$1,909,297	$1,156,826	$829,137	$659,123	$4,132,075	$3,400,704

3,850	6,550	900	150	8,800	16,350	1,400	1,100	6,100	10,850
(2,600)	(1,750)	0	(50)	(1,950)	(18,200)	(100)	(2,750)	(50)	(2,850)
1,250	4,800	900	100	6,850	(1,850)	1,300	(1,650)	6,050	8,000

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	31

Statements of Changes in Net Assets	(Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Inception date through June 30, 2020(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,843	$11,297	$604	$706
Net realized gain (loss)	(2,173)	5,626	123	32
Net change in unrealized appreciation (depreciation)	5,668	2,309	205	419

Net Increase (Decrease) in Net Assets Resulting from Operations	8,338	19,232	932	1,157

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(7,151)	(12,814)	(881)	(608)
Tax basis return of capital	0	0	0	0

Total Distributions(b)	(7,151)	(12,814)	(881)	(608)

Fund Share Transactions:

Receipts for shares sold	271,104	213,202	70,522	87,004
Cost of shares redeemed	0	(75,391)	0	0
Net increase (decrease) resulting from Fund share transactions	271,104	137,811	70,522	87,004

Total Increase (Decrease) in Net Assets	272,291	144,229	70,573	87,553

Net Assets:

Beginning of period	496,743	352,514	87,553	0
End of period	$769,034	$496,743	$158,126	$87,553

Shares of Beneficial Interest:

Shares sold	2,660	2,120	700	870
Shares redeemed	0	(760)	0	0
Net increase (decrease) in shares outstanding	2,660	1,360	700	870

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 10, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

$42,357	$267,053	$4,763	$8,236	$1,218	$1,952
7,010	8,068	203	(684)	(74)	(381)
55,775	(39,711)	9,643	6,592	1,731	1,727

105,142	235,410	14,609	14,144	2,875	3,298

(52,474)	(295,040)	(5,520)	(8,015)	(1,406)	(1,882)
0	0	0	0	0	0

(52,474)	(295,040)	(5,520)	(8,015)	(1,406)	(1,882)

1,055,671	6,351,234	104,029	184,530	107,639	83,613
(706,481)	(4,317,077)	0	(26,512)	0	(4,953)
349,190	2,034,157	104,029	158,018	107,639	78,660

401,858	1,974,527	113,118	164,147	109,108	80,076

13,914,440	11,939,913	468,662	304,515	176,581	96,505
$14,316,298	$13,914,440	$581,780	$468,662	$285,689	$176,581

10,360	62,510	1,850	3,350	2,100	1,650
(6,930)	(42,980)	0	(500)	0	(100)
3,430	19,530	1,850	2,850	2,100	1,550

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	33

Statement of Cash Flow	PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Six Months Ended December 31, 2020 (Unaudited)
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$8,338

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(344,957)
Proceeds from sales of long-term securities	194,701
(Purchases) Proceeds from sales of short-term portfolio investments, net	582
(Increase) decrease in deposits with counterparty	(205)
(Increase) decrease in receivable for investments sold	32,620
(Increase) decrease in interest and/or dividends receivable	(474)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,944)
Proceeds from (Payments on) over the counter financial derivative instruments	(283)
(Increase) decrease in reimbursement receivable from PIMCO	28
Increase (decrease) in payable for investments purchased	(2,685)
Increase (decrease) in deposits from counterparty	(280)
Increase (decrease) in accrued management fees	138
Proceeds from (Payments on) short sales transactions, net	(28,180)
Proceeds from (Payments on) foreign currency transactions	260
Net Realized (Gain) Loss
Investments in securities	(1,700)
Exchange-traded or centrally cleared financial derivative instruments	3,499
Over the counter financial derivative instruments	331
Short sales	301
Foreign currency	(258)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(6,045)
Exchange-traded or centrally cleared financial derivative instruments	332
Over the counter financial derivative instruments	262
Short sales	(215)
Foreign currency assets and liabilities	(2)
Net amortization (accretion) on investments	705

Net Cash Provided by (Used for) Operating Activities	(147,131)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	256,825
Cash distributions paid	(6,041)
Proceeds from reverse repurchase agreements	26,700,544
Payments on reverse repurchase agreements	(26,804,586)
Proceeds from sale-buyback transactions	1,071,389
Payments on sale-buyback transactions	(1,071,389)

Net Cash Received from (Used for) Financing Activities	146,742

Net Increase (Decrease) in Cash and Foreign Currency	(389)

Cash and Foreign Currency:

Beginning of period	431
End of period	$42

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$219

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.4%

U.S. TREASURY OBLIGATIONS 100.1%

U.S. Treasury STRIPS (a)
0.000% due 08/15/2045	$9	$6
0.000% due 11/15/2045	1,032	690
0.000% due 02/15/2046	31,997	21,214
0.000% due 05/15/2046	31,718	20,914
0.000% due 08/15/2046	32,161	21,101
0.000% due 11/15/2046	31,802	20,766
0.000% due 02/15/2047	32,047	20,854
0.000% due 05/15/2047	32,110	20,807
0.000% due 08/15/2047	31,819	20,455
0.000% due 11/15/2047	31,962	20,448
0.000% due 02/15/2048	32,136	20,469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2048	$31,940	$20,236
0.000% due 08/15/2048	32,012	20,178
0.000% due 11/15/2048	31,798	19,990
0.000% due 02/15/2049	31,990	19,974
0.000% due 05/15/2049	31,703	19,694
0.000% due 08/15/2049	31,808	19,613
0.000% due 11/15/2049	30,672	18,825
0.000% due 02/15/2050	30,124	18,393
0.000% due 05/15/2050	31,700	19,263
0.000% due 08/15/2050	33,195	20,051
0.000% due 11/15/2050	33,000	19,834

Total U.S. Treasury Obligations (Cost $407,009)		403,775

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
$1,267

Total Short-Term Instruments (Cost $1,267)	1,267

Total Investments in Securities (Cost $408,276)	405,042

Total Investments 100.4% (Cost $408,276)	$405,042

Other Assets and Liabilities, net (0.4)%	(1,469)

Net Assets 100.0%	$403,573

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$1,267	U.S. Treasury Bills 0.000% due 12/30/2021	$(1,292)	$1,267	$1,267

Total Repurchase Agreements						$(1,292)	$1,267	$1,267

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,267	$0	$0	$0	$1,267	$(1,292)	$(25)

Total Borrowings and Other Financing Transactions	$1,267	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$403,775	$0	$403,775
Short-Term Instruments
Repurchase Agreements	0	1,267	0	1,267

Total Investments	$0	$405,042	$0	$405,042

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	35

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 99.9%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$30,066	$30,606
0.125% due 04/15/2022	47,901	48,909
0.125% due 07/15/2022	51,659	53,261
0.125% due 01/15/2023	46,583	48,395
0.125% due 07/15/2024	52,395	56,111
0.125% due 10/15/2024	20,465	21,947
0.125% due 04/15/2025	43,094	46,371
0.125% due 10/15/2025	7,496	8,153
0.250% due 01/15/2025	38,482	41,534
0.375% due 07/15/2023	59,417	62,950
0.375% due 07/15/2025	42,157	46,313
0.500% due 04/15/2024	41,430	44,417
0.625% due 04/15/2023	55,988	58,959
0.625% due 01/15/2024	51,427	55,203
2.375% due 01/15/2025	34,830	40,709

Total U.S. Treasury Obligations (Cost $634,677)		663,838

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$192

Total Short-Term Instruments (Cost $192)	192

Total Investments in Securities (Cost $634,869)	664,030

Total Investments 99.9% (Cost $634,869)	$664,030

Other Assets and Liabilities, net 0.1%	903

Net Assets 100.0%	$664,933

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$192	U.S. Treasury Bills 0.000% due 12/30/2021	$(196)	$192	$192

Total Repurchase Agreements						$(196)	$192	$192

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$192	$0	$0	$0	$192	$(196)	$(4)

Total Borrowings and Other Financing Transactions	$192	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$663,838	$0	$663,838
Short-Term Instruments
Repurchase Agreements	0	192	0	192

Total Investments	$0	$664,030	$0	$664,030

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

U.S. TREASURY OBLIGATIONS 99.7%

U.S. Treasury Inflation Protected Securities (a)
0.250% due 02/15/2050	$4,482	$5,349
0.625% due 02/15/2043	58,928	73,530
0.750% due 02/15/2042	63,249	80,581
0.750% due 02/15/2045	63,124	81,493
0.875% due 02/15/2047	50,057	67,377
1.000% due 02/15/2046	53,290	72,755
1.000% due 02/15/2048	47,578	66,313
1.000% due 02/15/2049	56,558	79,738
1.375% due 02/15/2044	61,704	88,943
2.125% due 02/15/2040	22,039	34,163
2.125% due 02/15/2041	70,794	111,116

Total U.S. Treasury Obligations (Cost $719,731)		761,358

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
$281

Total Short-Term Instruments (Cost $281)	281

Total Investments in Securities (Cost $720,012)	761,639

Total Investments 99.7% (Cost $720,012)	$761,639

Other Assets and Liabilities, net 0.3%	2,239

Net Assets 100.0%	$763,878

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$281	U.S. Treasury Bills 0.000% due 12/30/2021	$(287)	$281	$281

Total Repurchase Agreements						$(287)	$281	$281

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$281	$0	$0	$0	$281	$(287)	$(6)

Total Borrowings and Other Financing Transactions	$281	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$761,358	$0	$761,358
Short-Term Instruments
Repurchase Agreements	0	281	0	281

Total Investments	$0	$761,639	$0	$761,639

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	37

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$7,005	$7,131
0.125% due 07/15/2022	6,343	6,540
0.125% due 01/15/2023	5,930	6,161
0.125% due 07/15/2024	2,105	2,255
0.125% due 07/15/2026	2,728	3,001
0.125% due 01/15/2030	1,680	1,875
0.250% due 07/15/2029	2,178	2,467
0.250% due 02/15/2050	1,512	1,805
0.375% due 07/15/2025	6,821	7,493
0.375% due 01/15/2027	6,169	6,886
0.500% due 01/15/2028	908	1,030
0.625% due 01/15/2024	9,854	10,577
0.750% due 07/15/2028	1,957	2,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/15/2042	$5,597	$7,130
0.750% due 02/15/2045	757	978
0.875% due 02/15/2047	1,537	2,069
1.000% due 02/15/2046	2,388	3,260
1.000% due 02/15/2048	1,544	2,152
1.000% due 02/15/2049	1,086	1,532
1.375% due 02/15/2044	2,812	4,053
1.750% due 01/15/2028	7,611	9,339
2.000% due 01/15/2026	6,613	7,865
2.125% due 02/15/2040	2,182	3,382
2.375% due 01/15/2025	7,282	8,511
2.500% due 01/15/2029	6,390	8,397
3.375% due 04/15/2032	2,875	4,382

Total U.S. Treasury Obligations (Cost $115,377)		122,548

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$152

Total Short-Term Instruments (Cost $152)	152

Total Investments in Securities (Cost $115,529)	122,700

Total Investments 99.6% (Cost $115,529)	$122,700

Other Assets and Liabilities, net 0.4%	437

Net Assets 100.0%	$123,137

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$152	U.S. Treasury Notes 1.625% due 12/31/2021	$(155)	$152	$152

Total Repurchase Agreements						$(155)	$152	$152

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$152	$0	$0	$0	$152	$(155)	$(3)

Total Borrowings and Other Financing Transactions	$152	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$122,548	$0	$122,548
Short-Term Instruments
Repurchase Agreements	0	152	0	152

Total Investments	$0	$122,700	$0	$122,700

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Intelsat Jackson Holdings S.A.
3.600% - 6.500% due 07/13/2022	$401	$410

Revlon Consumer Products Corp.
3.721% due 06/30/2025	1,363	801
8.721% due 12/15/2023	908	863

Valaris PLC
TBD% due 08/17/2021 «	931	924

Total Loan Participations and Assignments (Cost $2,949)		2,998

CORPORATE BONDS & NOTES 92.7%

BANKING & FINANCE 15.8%

Ally Financial, Inc.
3.875% due 05/21/2024	4,159	4,560
4.125% due 02/13/2022	4,076	4,234
4.250% due 04/15/2021	7,306	7,382

CBL & Associates LP
5.250% due 12/01/2023 ^(a)	3,140	1,248

CIT Group, Inc.
4.750% due 02/16/2024	4,016	4,399
5.000% due 08/15/2022	8,909	9,456
5.000% due 08/01/2023	3,633	3,976

CoreCivic, Inc.
5.000% due 10/15/2022	3,103	3,114

Deutsche Bank AG
4.500% due 04/01/2025 (e)	19,031	20,653

ESH Hospitality, Inc.
5.250% due 05/01/2025	3,500	3,593

Ford Motor Credit Co. LLC
3.200% due 01/15/2021	3,486	3,494
3.664% due 09/08/2024	5,996	6,164
4.063% due 11/01/2024	6,255	6,579
5.584% due 03/18/2024	5,739	6,198

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	11,800	12,375
6.750% due 03/15/2022	8,505	8,545

Freedom Mortgage Corp.
8.125% due 11/15/2024	3,116	3,260
8.250% due 04/15/2025	4,780	5,007

Genworth Holdings, Inc.
4.900% due 08/15/2023	2,139	2,028
7.625% due 09/24/2021 (d)	5,722	5,822

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025	8,630	9,358

Geo Group, Inc.
5.125% due 04/01/2023	3,219	2,919

HAT Holdings LLC
5.250% due 07/15/2024	3,529	3,677

Icahn Enterprises LP
4.750% due 09/15/2024	8,604	8,951

Intesa Sanpaolo SpA
5.017% due 06/26/2024	16,735	18,315

iStar, Inc.
4.750% due 10/01/2024	8,303	8,422

KCA Deutag UK Finance PLC
9.875% due 12/31/2025 ^«(a)	293	303

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	16,048	16,309

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	3,303	3,326

MGIC Investment Corp.
5.750% due 08/15/2023	3,465	3,764

MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024	9,577	10,420

Navient Corp.
5.500% due 01/25/2023	2,459	2,577
6.500% due 06/15/2022	4,969	5,271
6.625% due 07/26/2021	4,804	4,915
7.250% due 01/25/2022	254	266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
5.625% due 03/15/2023	$5,623	$6,048
6.125% due 05/15/2022	4,286	4,554
6.125% due 03/15/2024	10,315	11,282
7.750% due 10/01/2021	3,487	3,675

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	1,263	1,326

Radian Group, Inc.
6.625% due 03/15/2025	3,895	4,418

SBA Communications Corp.
4.000% due 10/01/2022	10,732	10,860

Service Properties Trust
7.500% due 09/15/2025	9,100	10,492

SLM Corp.
4.200% due 10/29/2025	5,113	5,413

Starwood Property Trust, Inc.
5.000% due 12/15/2021	8,415	8,577
5.500% due 11/01/2023	3,400	3,557

Uniti Group LP
7.875% due 02/15/2025	5,739	6,174

Voya Financial, Inc.
5.650% due 05/15/2053 •	264	280

Voyager Aviation Holdings LLC
9.000% due 08/15/2021	3,178	1,804

Washington Prime Group LP
6.450% due 08/15/2024 (d)	4,562	2,750

		302,090

INDUSTRIALS 68.4%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^(a)	3,264	25

Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	7,926	7,966

ADT Security Corp.
3.500% due 07/15/2022	4,347	4,469

Aker BP ASA
4.750% due 06/15/2024	12,899	13,348

Albertsons Cos., Inc.
3.500% due 02/15/2023	3,051	3,130
4.625% due 01/15/2027	4,871	5,187

Algeco Global Finance PLC
8.000% due 02/15/2023	4,104	4,194

Allegheny Technologies, Inc.
7.875% due 08/15/2023	7,630	8,370

AMC Networks, Inc.
4.750% due 08/01/2025	7,586	7,845
5.000% due 04/01/2024	9,394	9,558

American Airlines Group, Inc.
5.000% due 06/01/2022	11,884	10,706

American Airlines, Inc.
11.750% due 07/15/2025	5,858	6,765

Antero Resources Corp.
5.125% due 12/01/2022	2,075	2,073
5.625% due 06/01/2023 (d)	6,690	6,565

ArcelorMittal S.A.
3.600% due 07/16/2024	5,550	5,991

Ardagh Packaging Finance PLC
6.000% due 02/15/2025	3,304	3,427

Ashland LLC
4.750% due 08/15/2022	1,980	2,078

Avient Corp.
5.250% due 03/15/2023	3,293	3,542

Avon Products, Inc.
7.000% due 03/15/2023	8,320	9,011

B&G Foods, Inc.
5.250% due 04/01/2025	8,050	8,320

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	5,821	5,943

Ball Corp.
4.000% due 11/15/2023	3,411	3,639

Bausch Health Cos., Inc.
6.125% due 04/15/2025	8,758	9,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCD Acquisition, Inc.
9.625% due 09/15/2023	$5,923	$6,078

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	10,571	10,841

Berry Global, Inc.
5.125% due 07/15/2023	2,200	2,230

Bombardier, Inc.
6.000% due 10/15/2022	50	49
6.125% due 01/15/2023	11,682	11,431
8.750% due 12/01/2021	19,632	20,450

Boyd Gaming Corp.
8.625% due 06/01/2025	4,917	5,475

Caesars Entertainment, Inc.
6.250% due 07/01/2025	24,386	26,002

Carnival Corp.
11.500% due 04/01/2023	12,819	14,842

CCO Holdings LLC
4.500% due 08/15/2030	3,388	3,600

Cedar Fair LP
5.500% due 05/01/2025	2,400	2,505

Cenovus Energy, Inc.
5.375% due 07/15/2025	8,736	9,855

CF Industries, Inc.
3.450% due 06/01/2023	7,191	7,506

Change Healthcare Holdings LLC
5.750% due 03/01/2025	15,649	15,982

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	13,386	15,641

Cinemark USA, Inc.
4.875% due 06/01/2023	9,216	8,772

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	18,141	18,415

Cogent Communications Group, Inc.
5.375% due 03/01/2022	3,135	3,236

Colfax Corp.
6.000% due 02/15/2024	5,145	5,344

CommScope, Inc.
5.500% due 03/01/2024	7,078	7,307

Community Health Systems, Inc.
6.250% due 03/31/2023	20,718	21,418
6.625% due 02/15/2025	2,839	2,993
8.000% due 03/15/2026	120	129
8.125% due 06/30/2024	5,530	5,737
8.625% due 01/15/2024	50	52
9.875% due 06/30/2023 þ	2,203	2,324

Continental Resources, Inc.
3.800% due 06/01/2024	7,632	7,875
4.500% due 04/15/2023	434	448
5.000% due 09/15/2022	1,950	1,955

Crown Americas LLC
4.500% due 01/15/2023	12,338	13,049

CSC Holdings LLC
5.250% due 06/01/2024	5,605	6,077
5.875% due 09/15/2022	2,271	2,409
6.750% due 11/15/2021	15,815	16,556

DAE Funding LLC
4.500% due 08/01/2022	100	101

DCP Midstream Operating LP
3.875% due 03/15/2023	2,940	3,036
4.950% due 04/01/2022	3,436	3,551
5.850% due 05/21/2043 •	2,681	2,317

Dell International LLC
5.875% due 06/15/2021	8,167	8,192

Dell, Inc.
4.625% due 04/01/2021	5,608	5,663

Delta Air Lines, Inc.
2.900% due 10/28/2024	10,025	9,896
3.625% due 03/15/2022	10,896	11,213

Diamond Offshore Drilling, Inc.
3.450% due 11/01/2023 ^(a)	2,407	304

Diamond Resorts International, Inc.
7.750% due 09/01/2023	200	206

Diebold Nixdorf, Inc.
9.375% due 07/15/2025	4,627	5,191

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	39

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.875% due 07/15/2022	$10,764	$11,259
6.750% due 06/01/2021	11,495	11,739

DKT Finance ApS
9.375% due 06/17/2023	3,886	4,031

Elanco Animal Health, Inc.
5.272% due 08/28/2023	2,500	2,736

EMC Corp.
3.375% due 06/01/2023	4,706	4,943

Endo Dac
6.000% due 06/30/2028	9,346	7,953
9.500% due 07/31/2027	1,346	1,505

Energy Transfer Operating LP
6.250% due 02/15/2023 •(b)	4,774	3,807

EnLink Midstream Partners LP
4.150% due 06/01/2025	2,000	1,965

Ensign Drilling, Inc.
9.250% due 04/15/2024	10,391	6,267

EQM Midstream Partners LP
4.750% due 07/15/2023	7,481	7,879

EQT Corp.
7.875% due 02/01/2025	6,555	7,474

Fairstone Financial, Inc.
7.875% due 07/15/2024	7,347	7,810

Ferrellgas LP
6.750% due 01/15/2022 (d)	5,900	5,714

Fiat Chrysler Automobiles NV
5.250% due 04/15/2023	6,209	6,667

FMG Resources Pty. Ltd.
4.750% due 05/15/2022	7,488	7,717
5.125% due 03/15/2023	3,175	3,362
5.125% due 05/15/2024	2,611	2,838

Ford Motor Co.
8.500% due 04/21/2023	5,912	6,676
9.000% due 04/22/2025	7,784	9,575

Freeport-McMoRan, Inc.
4.550% due 11/14/2024	2,675	2,927

GameStop Corp.
10.000% due 03/15/2023	3,283	3,339

Gap, Inc.
8.625% due 05/15/2025	8,780	9,805

GFL Environmental, Inc.
3.750% due 08/01/2025	2,291	2,341

Global Ship Lease, Inc.
9.875% due 11/15/2022 (d)	349	359

Great Lakes Dredge & Dock Corp.
8.000% due 05/15/2022	3,438	3,538

Grinding Media, Inc.
7.375% due 12/15/2023	6,144	6,252

Hanesbrands, Inc.
4.625% due 05/15/2024	5,383	5,649

Harvest Operations Corp.
2.330% due 04/14/2021	10	10

HCA, Inc.
5.875% due 05/01/2023	10,791	11,872

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	5,150	5,477

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,483	1,590
8.375% due 05/01/2027	2,188	2,339

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(a)	4,276	1,168

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(a)	5,633	3,830
8.500% due 10/15/2024 ^(a)	2,975	2,134
9.500% due 09/30/2022	2,841	3,171

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(a)	3,915	196

International Game Technology PLC
6.250% due 02/15/2022	4,631	4,790

Ithaca Energy North Sea PLC
9.375% due 07/15/2024	5,777	5,671

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jaguar Land Rover Automotive PLC
7.750% due 10/15/2025	$12,100	$13,060

JC Penney Corp., Inc.
5.650% due 06/01/2020 ^(a)	24	0

KAR Auction Services, Inc.
5.125% due 06/01/2025	14,593	15,035

KB Home
7.000% due 12/15/2021	5,099	5,287
7.500% due 09/15/2022	4,153	4,552

Kenan Advantage Group, Inc.
7.875% due 07/31/2023	85	85

Kraft Heinz Foods Co.
3.500% due 06/06/2022	3,647	3,808
3.950% due 07/15/2025	8,509	9,375

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023	5,807	5,951

L Brands, Inc.
5.625% due 10/15/2023	2,776	2,996
6.875% due 07/01/2025	8,736	9,499

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,970	5,194

Laredo Petroleum, Inc.
9.500% due 01/15/2025	5,936	5,170

Lennar Corp.
4.750% due 11/15/2022	2,202	2,328
6.250% due 12/15/2021	4,487	4,611

Macy’s, Inc.
8.375% due 06/15/2025	11,279	12,538

Mattel, Inc.
3.150% due 03/15/2023	3,944	3,998

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	12,789	13,060

MEG Energy Corp.
7.000% due 03/31/2024	2,682	2,716

MGM Resorts International
6.750% due 05/01/2025	10,455	11,333
7.750% due 03/15/2022	3,697	3,944

Midas Intermediate Holdco LLC
7.875% due 10/01/2022 (d)	3,293	3,137

Nabors Industries, Inc.
9.000% due 02/01/2025 (d)	5,763	5,504

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	9,931	5,139

Netflix, Inc.
5.500% due 02/15/2022	6,982	7,318

Nielsen Finance LLC
5.000% due 04/15/2022	6,790	6,815

Nine Energy Service, Inc.
8.750% due 11/01/2023	4,454	2,000

Nokia Oyj
3.375% due 06/12/2022	4,991	5,164

Northwest Acquisitions ULC
7.125% due 11/01/2022 ^(a)	2,388	18

NuStar Logistics LP
4.750% due 02/01/2022	3,102	3,156

NXP BV
3.875% due 09/01/2022	12,587	13,269

Occidental Petroleum Corp.
2.700% due 08/15/2022	11,991	12,024
2.900% due 08/15/2024	11,118	10,718
5.875% due 09/01/2025	6,141	6,549
6.950% due 07/01/2024	5,226	5,657

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	2,865	3,057

Ovintiv Exploration, Inc.
5.750% due 01/30/2022	4,175	4,337

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	1,236	1,343

Penske Automotive Group, Inc.
3.500% due 09/01/2025	5,300	5,393

PetSmart, Inc.
7.125% due 03/15/2023	15,311	15,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	$5,829	$5,991

Precision Drilling Corp.
7.750% due 12/15/2023	3,011	2,776

Prime Security Services Borrower LLC
5.250% due 04/15/2024	6,864	7,336

QEP Resources, Inc.
5.375% due 10/01/2022	6,282	6,554

QVC, Inc.
4.850% due 04/01/2024	4,242	4,587

Range Resources Corp.
5.000% due 08/15/2022 (d)	8,479	8,415

Revlon Consumer Products Corp.
6.250% due 08/01/2024	1,099	387

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	375	380

Rite Aid Corp.
7.500% due 07/01/2025	5,254	5,493
8.000% due 11/15/2026	6,865	7,351

Riverbed Technology, Inc.
TBD% due 12/31/2026	1,604	1,300

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	5,903	5,862

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023	9,564	10,901
11.500% due 06/01/2025	2,257	2,641

Sabre GLBL, Inc.
7.375% due 09/01/2025	6,500	7,062

Sanchez Energy Corp.
7.750% due 06/15/2021	2,029	20

Sensata Technologies BV
4.875% due 10/15/2023	3,510	3,795

Sirius XM Radio, Inc.
3.875% due 08/01/2022	156	159
4.625% due 07/15/2024	10,427	10,818

Six Flags Entertainment Corp.
4.875% due 07/31/2024	10,186	10,232

Solera LLC
10.500% due 03/01/2024	10,025	10,401

Southwestern Energy Co.
4.100% due 03/15/2022	60	61
6.450% due 01/23/2025	4,049	4,208

Spectrum Brands, Inc.
5.750% due 07/15/2025	2,000	2,068

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	5,147	5,054
7.500% due 04/15/2025	9,406	10,106

Station Casinos LLC
5.000% due 10/01/2025	8,500	8,614

T-Mobile USA, Inc.
4.000% due 04/15/2022	4,248	4,394

Teine Energy Ltd.
6.875% due 09/30/2022	2,159	2,161

Tempo Acquisition LLC
6.750% due 06/01/2025	9,373	9,699

Tenet Healthcare Corp.
4.625% due 07/15/2024	5,000	5,130
4.625% due 09/01/2024	9,174	9,481
6.750% due 06/15/2023	13,081	14,086

THQ, Inc.
12.000% due 08/15/2021 ^«(a)	2,000	55

Toll Brothers Finance Corp.
5.875% due 02/15/2022	5,461	5,693

TransDigm, Inc.
6.500% due 05/15/2025	11,831	12,179

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	2,536	2,707

Triumph Group, Inc.
6.250% due 09/15/2024	9,206	9,148

U.S. Foods, Inc.
6.250% due 04/15/2025	10,037	10,740

Uber Technologies, Inc.
7.500% due 05/15/2025	2,392	2,587

40	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Holdings, Inc.
4.250% due 10/01/2022	$6,558	$6,599

Univision Communications, Inc.
5.125% due 02/15/2025	7,350	7,419

Valaris PLC
4.875% due 06/01/2022 ^(a)	3,050	171
8.000% due 01/31/2024 ^(a)	3,454	159

Valvoline, Inc.
4.375% due 08/15/2025	2,500	2,583

Vericast Corp.
8.375% due 08/15/2022	6,931	7,070

VeriSign, Inc.
4.625% due 05/01/2023	5,427	5,485

Veritas U.S., Inc.
10.500% due 02/01/2024 (d)	8,308	8,480

ViaSat, Inc.
5.625% due 09/15/2025	11,100	11,367

Videotron Ltd.
5.000% due 07/15/2022	6,642	6,995

Viking Cruises Ltd.
13.000% due 05/15/2025	5,888	7,047

Virgin Australia Holdings Ltd.
7.875% due 10/15/2021 ^(a)	3,100	256

WESCO Distribution, Inc.
7.125% due 06/15/2025	9,031	9,945

Western Midstream Operating LP
4.100% due 02/01/2025	7,997	8,254

WEX, Inc.
4.750% due 02/01/2023	877	881

WPX Energy, Inc.
5.250% due 09/15/2024	8,311	9,074

Wyndham Destinations, Inc.
4.250% due 03/01/2022	1,867	1,914
5.650% due 04/01/2024	6,688	7,247

Wynn Las Vegas LLC
4.250% due 05/30/2023	8,032	8,164
5.500% due 03/01/2025	4,536	4,748

Xerox Holdings Corp.
5.000% due 08/15/2025	7,682	8,185

XPO Logistics, Inc.
6.125% due 09/01/2023	6,957	7,092
6.500% due 06/15/2022	9,351	9,399
6.750% due 08/15/2024	13,804	14,684

Yum! Brands, Inc.
3.875% due 11/01/2023	2,815	2,955

ZF North America Capital, Inc.
4.750% due 04/29/2025	2,750	2,967

		1,306,050

UTILITIES 8.5%

American Midstream Partners LP
9.500% due 12/15/2021	4,435	4,418

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blue Racer Midstream LLC
6.125% due 11/15/2022	$8,725	$8,746

Bruce Mansfield Unit
8.875% due 08/01/2023	4,190	11

Calpine Corp.
5.250% due 06/01/2026	1,255	1,300

CenturyLink, Inc.
5.800% due 03/15/2022	5,977	6,242
6.450% due 06/15/2021	6,970	7,118
7.500% due 04/01/2024	6,613	7,498

Crestwood Midstream Partners LP
6.250% due 04/01/2023	9,504	9,546

CrownRock LP
5.625% due 10/15/2025	8,400	8,584

Electricite de France S.A.
5.625% due 01/22/2024 •(b)	3,131	3,374

Frontier Communications Corp.
10.500% due 09/15/2022 ^(a)	4,445	2,327

Great Western Petroleum LLC
9.000% due 09/30/2021	1,741	1,027

NGPL PipeCo LLC
4.375% due 08/15/2022	8,267	8,617

Parsley Energy LLC
5.375% due 01/15/2025	8,571	8,830

PBF Logistics LP
6.875% due 05/15/2023	5,793	5,561

Qwest Corp.
6.750% due 12/01/2021	12,452	13,034

Sprint Communications, Inc.
6.000% due 11/15/2022	8,439	9,146

Sprint Corp.
7.125% due 06/15/2024	6,306	7,382
7.250% due 09/15/2021	8,461	8,814
7.875% due 09/15/2023	20,979	24,316

Targa Resources Partners LP
4.250% due 11/15/2023	7,631	7,689

Telecom Italia SpA
5.303% due 05/30/2024	7,890	8,592

		162,172

Total Corporate Bonds & Notes (Cost $1,769,249)		1,770,312

	SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Jersey Newco «	5,855	252

Total Common Stocks (Cost $252)		252

	SHARES	MARKET VALUE (000S)
WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039 «	243,827	$3,114

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	216,813	0

Total Warrants (Cost $5,035)		3,114

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

AGFC Capital Trust
1.987% (US0003M + 1.750%) due 01/15/2067 ~	779,000	339

Total Preferred Securities (Cost $443)		339

SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (g) 7.2%
		137,139

Total Short-Term Instruments (Cost $137,139)		137,139

Total Investments in Securities (Cost $1,915,067)		1,914,154

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

MUTUAL FUNDS 1.2%

PIMCO Government Money Market Fund
0.150% (c)(d)(f)	23,894,637	23,895

Total Short-Term Instruments (Cost $23,895)		23,895

Total Investments in Affiliates (Cost $23,895)		23,895

Total Investments 101.5% (Cost $1,938,962)		$1,938,049

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $16,883)		517

Other Assets and Liabilities, net (1.5)%		(29,269)

Net Assets 100.0%		$1,909,297

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	41

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

(d)

Securities with an aggregate market value of $26,541 were out on loan in exchange for $27,090 of cash collateral as of December 31, 2020. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(e)	Contingent convertible security.
(f)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$11,239	U.S. Treasury Bills 0.000% due 12/30/2021	$(11,463)	$11,239	$11,239
JPS	0.110	01/04/2021	01/05/2021	50,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(51,027)	50,000	50,001
	0.120	12/31/2020	01/04/2021	50,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(51,128)	50,000	50,001
MBC	0.110	12/31/2020	01/04/2021	25,900	U.S. Treasury Bonds 4.750% due 02/15/2037	(26,697)	25,900	25,900

Total Repurchase Agreements						$(140,315)	$137,139	$137,141

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$11,239	$0	$0	$0	$11,239	$(11,463)	$(224)
JPS	100,002	0	0	0	100,002	(102,155)	(2,153)
MBC	25,900	0	0	0	25,900	(26,697)	(797)

Master Securities Lending Agreement
BCY	0	0	0	9,466	9,466	(9,654)	(188)
FOB	0	0	0	6,214	6,214	(6,339)	(125)
GSC	0	0	0	7,872	7,872	(8,037)	(165)
RDR	0	0	0	2,989	2,989	(3,060)	(71)

Total Borrowings and Other Financing Transactions	$137,141	$0	$0	$26,541

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$27,090	$0	$0	$0	$27,090

Total Borrowings	$27,090	$0	$0	$0	$27,090

Payable for securities on loan - cash collateral					$27,090

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

42	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2021	335	$42,265	$81	$16	$0

Total Futures Contracts				$81	$16	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$19,758	$914	$822	$1,736	$29	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	34,500	1,964	1,304	3,268	61	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	207,300	14,005	5,731	19,736	411	0

Total Swap Agreements					$16,883	$7,857	$24,740	$501	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$16	$501	$517	$0	$0	$0	$0

Cash of $26,330 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	501	0	0	0	501

	$0	$501	$0	$0	$16	$517

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	43

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)	December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	7,262	0	0	(10)	7,252

	$0	$7,262	$0	$0	$(3)	$7,259

Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

	$0	$7,265	$0	$0	$(3)	$7,262

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(95)	$0	$81	$(14)
Swap Agreements	0	10,463	0	0	0	10,463

	$0	$10,463	$(95)	$0	$81	$10,449

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,074	$924	$2,998
Corporate Bonds & Notes
Banking & Finance	0	301,787	303	302,090
Industrials	0	1,304,695	1,355	1,306,050
Utilities	0	162,172	0	162,172
Common Stocks
Energy	0	0	252	252
Warrants
Communication Services	0	0	3,114	3,114
Preferred Securities
Banking & Finance	0	339	0	339
Short-Term Instruments
Repurchase Agreements	0	137,139	0	137,139

	$0	$1,908,206	$5,948	$1,914,154

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$23,895	$0	$0	$23,895

Total Investments	$23,895	$1,908,206	$5,948	$1,938,049

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$16	$501	$0	$517

Total Financial Derivative Instruments	$16	$501	$0	$517

Totals	$23,911	$1,908,707	$5,948	$1,938,566

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	December 31, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

CORPORATE BONDS & NOTES 96.6%

BANKING & FINANCE 37.1%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$1,475	$	1,494

Aflac, Inc.
3.625% due 11/15/2024	4,070		4,539

Air Lease Corp.
3.500% due 01/15/2022	7		7

American Express Co.
2.650% due 12/02/2022	1,565		1,634
4.050% due 12/03/2042	487		621

American International Group, Inc.
3.750% due 07/10/2025	2,937		3,302
3.875% due 01/15/2035	680		817
3.900% due 04/01/2026	1,015		1,158
4.500% due 07/16/2044	260		333

American Tower Corp.
2.400% due 03/15/2025	1,200		1,276
2.750% due 01/15/2027	1,160		1,259
3.125% due 01/15/2027	1,255		1,386
3.375% due 10/15/2026	977		1,098
3.500% due 01/31/2023	1,855		1,968
3.600% due 01/15/2028	965		1,097

Athene Global Funding
3.000% due 07/01/2022	1,979		2,047

Athene Holding Ltd.
4.125% due 01/12/2028	1,438		1,603

Aviation Capital Group LLC
6.750% due 04/06/2021	100		101

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	3,200		3,269

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	1,995		2,212

Banco Santander Mexico S.A.
4.125% due 11/09/2022	265		280

Bank of America Corp.
2.592% due 04/29/2031 •	5,030		5,395
3.419% due 12/20/2028 •	2,378		2,690
3.500% due 04/19/2026	2,132		2,417
4.000% due 04/01/2024	2,639		2,930
4.271% due 07/23/2029 •	2,364		2,816
7.750% due 05/14/2038	471		804

Bank of New York Mellon Corp.
3.000% due 02/24/2025	3,011		3,308

Barclays PLC
4.375% due 01/12/2026	5,285		6,097

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	602		924

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	1,295		1,784

BNP Paribas S.A.
4.400% due 08/14/2028	1,727		2,048
5.000% due 01/15/2021	3,956		3,961

Boston Properties LP
3.800% due 02/01/2024	2,300		2,501

BPCE S.A.
4.500% due 03/15/2025	1,095		1,239
4.625% due 09/12/2028	515		617
5.150% due 07/21/2024	195		222

Brookfield Finance, Inc.
4.850% due 03/29/2029	2,052		2,516

Cboe Global Markets, Inc.
3.650% due 01/12/2027	1,528		1,740

Charles Schwab Corp.
3.000% due 03/10/2025	250		274

China Cinda Finance Ltd.
4.250% due 04/23/2025	420		465

Chubb INA Holdings, Inc.
3.350% due 05/03/2026	3,380		3,811
4.350% due 11/03/2045	1,181		1,602

Citibank N.A.
3.650% due 01/23/2024	1,531		1,674

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Citigroup, Inc.
2.700% due 03/30/2021	$2,528	$	2,543
2.876% due 07/24/2023 •	1,049		1,090
3.400% due 05/01/2026	2,731		3,081
3.700% due 01/12/2026	2,259		2,570
4.000% due 08/05/2024	1,112		1,239
8.125% due 07/15/2039	84		150

Citizens Financial Group, Inc.
2.375% due 07/28/2021	100		101

CME Group, Inc.
3.000% due 09/15/2022	2,192		2,293
3.000% due 03/15/2025	875		960
3.750% due 06/15/2028	760		901
4.150% due 06/15/2048	1,105		1,495

Cooperatieve Rabobank UA
3.875% due 02/08/2022	1,065		1,108
5.250% due 05/24/2041	2,716		4,010

Credit Suisse AG
3.000% due 10/29/2021	1,435		1,467

Credit Suisse Group AG
3.800% due 06/09/2023	1,939		2,089
4.875% due 05/15/2045	1,285		1,803

Crown Castle International Corp.
3.100% due 11/15/2029	1,299		1,433
4.450% due 02/15/2026	1,829		2,117
5.250% due 01/15/2023	3		3

CubeSmart LP
3.000% due 02/15/2030	200		219

Deutsche Bank AG
4.100% due 01/13/2026	1,607		1,794

Discover Bank
4.650% due 09/13/2028	1,820		2,179

Duke Realty LP
4.000% due 09/15/2028	1,635		1,929

EPR Properties
4.950% due 04/15/2028	2,065		2,079

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,392		1,646
5.000% due 04/20/2048	1,060		1,396

Essex Portfolio LP
2.650% due 03/15/2032	2,400		2,580
3.250% due 05/01/2023	2,341		2,469

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	1,343		1,504

First Republic Bank
4.375% due 08/01/2046	200		253

Five Corners Funding Trust
4.419% due 11/15/2023	4,459		4,948

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,700		1,733
3.336% due 03/18/2021	1,609		1,615

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	6,985		8,339

GLP Capital LP
4.000% due 01/15/2030	1,465		1,594
4.000% due 01/15/2031	300		328
5.300% due 01/15/2029	1,296		1,512

Goldman Sachs Group, Inc.
1.215% (US0003M + 1.000%) due 07/24/2023 ~	1,235		1,246
2.875% due 02/25/2021	1,895		1,899
3.500% due 01/23/2025	260		287
4.750% due 10/21/2045	2,460		3,426
6.750% due 10/01/2037	3,087		4,724

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	200		281

Highwoods Realty LP
3.050% due 02/15/2030	1,665		1,763

HSBC Holdings PLC
3.900% due 05/25/2026	2,025		2,313
4.300% due 03/08/2026	1,906		2,197
4.583% due 06/19/2029 •	1,266		1,498

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,248		1,966

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

JPMorgan Chase & Co.
2.950% due 10/01/2026	$3,756	$	4,168
3.625% due 05/13/2024	4,125		4,559
4.850% due 02/01/2044	1,926		2,774
5.400% due 01/06/2042	250		372

Kilroy Realty LP
3.800% due 01/15/2023	790		828

Kimco Realty Corp.
4.450% due 09/01/2047	1,110		1,306

Lazard Group LLC
3.750% due 02/13/2025	2,928		3,255

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	810		972

Lloyds Banking Group PLC
3.750% due 01/11/2027	3,700		4,200

Macquarie Bank Ltd.
6.625% due 04/07/2021	49		50

Manulife Financial Corp.
4.150% due 03/04/2026	1,633		1,902

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	273		310
4.350% due 01/30/2047	150		199
4.900% due 03/15/2049	250		363

MetLife, Inc.
4.050% due 03/01/2045	310		397
5.700% due 06/15/2035	240		354
5.875% due 02/06/2041	85		130
9.250% due 04/08/2068	305		465

Metropolitan Life Global Funding
2.650% due 04/08/2022	1,670		1,720

Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	3,848		3,983
3.850% due 03/01/2026	1,768		2,035

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	2,080		2,108
2.632% due 04/12/2021	2,535		2,551

Morgan Stanley
3.875% due 01/27/2026	1,900		2,180
4.350% due 09/08/2026	2,657		3,136
5.750% due 01/25/2021	2,305		2,312

MUFG Union Bank N.A.
2.100% due 12/09/2022	5,670		5,853

Nasdaq, Inc.
3.850% due 06/30/2026	100		115

National Australia Bank Ltd.
2.800% due 01/10/2022	1,543		1,582

Nationwide Building Society
3.960% due 07/18/2030 •	1,255		1,463

Natwest Group PLC
4.892% due 05/18/2029 •	2,095		2,520
5.076% due 01/27/2030 •	1,390		1,709

New York Life Global Funding
2.350% due 07/14/2026	100		107

New York Life Insurance Co.
4.450% due 05/15/2069	250		336
6.750% due 11/15/2039	1,050		1,630

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	1,475		1,604
4.700% due 01/20/2046 •	590		668
5.100% due 10/16/2044 •	355		399

Nomura Holdings, Inc.
2.648% due 01/16/2025	3,420		3,654

Nuveen Finance LLC
4.125% due 11/01/2024	1,545		1,743

ORIX Corp.
2.900% due 07/18/2022	1,585		1,644

PNC Bank N.A.
3.800% due 07/25/2023	1,855		2,012

Principal Life Global Funding
3.000% due 04/18/2026	744		828

Progressive Corp.
2.450% due 01/15/2027	150		163

Regency Centers LP
2.950% due 09/15/2029	1,443		1,543

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	45

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	$1,060	$	1,218

Santander Holdings USA, Inc.
4.500% due 07/17/2025	4,021		4,566

Service Properties Trust
5.000% due 08/15/2022	309		315

Societe Generale S.A.
4.250% due 04/14/2025	1,255		1,383

Spirit Realty LP
3.400% due 01/15/2030	1,245		1,351
4.450% due 09/15/2026	1,430		1,616

Standard Chartered PLC
3.050% due 01/15/2021	1,130		1,131

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	250		282

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,439		1,500

Sumitomo Mitsui Financial Group, Inc.
1.004% (US0003M + 0.780%) due 07/12/2022 ~	1,130		1,139
2.058% due 07/14/2021	878		886
2.750% due 01/15/2030	3,160		3,450
2.784% due 07/12/2022	2,050		2,126
3.102% due 01/17/2023	1,784		1,883

Synchrony Financial
3.950% due 12/01/2027	1,919		2,153

Tanger Properties LP
3.750% due 12/01/2024	1,565		1,642

Toyota Motor Credit Corp.
1.900% due 04/08/2021	25		25

Travelers Cos., Inc.
4.100% due 03/04/2049	780		1,028

UBS Group AG
4.125% due 09/24/2025	3,950		4,527

Visa, Inc.
4.300% due 12/14/2045	2,056		2,821

W R Berkley Corp.
4.625% due 03/15/2022	251		263

WEA Finance LLC
3.750% due 09/17/2024	1,790		1,890

Wells Fargo & Co.
2.625% due 07/22/2022	2,465		2,552
3.300% due 09/09/2024	2,940		3,223
3.500% due 03/08/2022	1,705		1,768
3.900% due 05/01/2045	689		861
4.125% due 08/15/2023	75		82
4.150% due 01/24/2029	851		1,010
4.400% due 06/14/2046	738		925
4.750% due 12/07/2046	270		354
5.013% due 04/04/2051 •	1,920		2,732

Welltower, Inc.
4.250% due 04/15/2028	1,838		2,156

Westpac Banking Corp.
2.850% due 05/13/2026	1,245		1,383

Weyerhaeuser Co.
4.000% due 11/15/2029	2,839		3,355

			307,304

INDUSTRIALS 47.2%

Abbott Laboratories
2.550% due 03/15/2022	270		277

AbbVie, Inc.
3.200% due 05/14/2026	25		28
3.200% due 11/21/2029	5,000		5,609
3.450% due 03/15/2022	2,135		2,202

Activision Blizzard, Inc.
3.400% due 09/15/2026	2,805		3,194

AEP Transmission Co. LLC
4.250% due 09/15/2048	1,200		1,586

Aetna, Inc.
3.875% due 08/15/2047	1,350		1,612

Aker BP ASA
3.000% due 01/15/2025	5,570		5,855

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	$260	$	274
3.125% due 11/28/2021	1,671		1,704
3.400% due 12/06/2027	1,750		1,960
3.600% due 11/28/2024	2,005		2,209

Altria Group, Inc.
2.950% due 05/02/2023	1,400		1,476

Amazon.com, Inc.
1.500% due 06/03/2030	5,000		5,082
3.875% due 08/22/2037	2,764		3,448

Amgen, Inc.
3.150% due 02/21/2040	1,980		2,183
3.200% due 11/02/2027	615		691
3.625% due 05/22/2024	3,000		3,294
4.400% due 05/01/2045	500		635
4.663% due 06/15/2051	955		1,303
4.950% due 10/01/2041	625		847

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	3,363		4,390

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039	250		338
5.550% due 01/23/2049	870		1,237
5.800% due 01/23/2059	250		385

Anthem, Inc.
3.500% due 08/15/2024	1,453		1,595
3.650% due 12/01/2027	993		1,145
4.550% due 03/01/2048	915		1,219

Apache Corp.
4.750% due 04/15/2043	263		273
5.100% due 09/01/2040	77		83

Apple, Inc.
2.500% due 02/09/2022	1,485		1,519
3.250% due 02/23/2026	3,615		4,059
3.450% due 05/06/2024	265		292
3.850% due 08/04/2046	511		658
4.650% due 02/23/2046	780		1,109

AstraZeneca PLC
4.000% due 01/17/2029	1,220		1,454
6.450% due 09/15/2037	2,905		4,481

Bacardi Ltd.
2.750% due 07/15/2026	100		106

Baidu, Inc.
3.625% due 07/06/2027	1,415		1,561

BAT Capital Corp.
3.222% due 08/15/2024	960		1,040
4.540% due 08/15/2047	2,020		2,243

Baxalta, Inc.
5.250% due 06/23/2045	252		346

Bayer U.S. Finance LLC
3.000% due 10/08/2021	2,710		2,757
4.375% due 12/15/2028	90		106
4.875% due 06/25/2048	2,155		2,776

BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	2,322		3,416

Boeing Co.
3.750% due 02/01/2050	3,060		3,218

BorgWarner, Inc.
3.375% due 03/15/2025	150		165

Boston Scientific Corp.
3.750% due 03/01/2026	1,645		1,868
4.550% due 03/01/2039	1,095		1,397

BP Capital Markets America, Inc.
3.937% due 09/21/2028	2,054		2,410

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	3,870		4,507
4.350% due 11/15/2047	1,491		2,004

Broadcom Corp.
3.000% due 01/15/2022	410		420
3.625% due 01/15/2024	1,155		1,249
3.875% due 01/15/2027	260		292

Broadcom, Inc.
3.125% due 10/15/2022	795		832
4.750% due 04/15/2029	1,560		1,866

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	2,118		3,089

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Campbell Soup Co.
4.800% due 03/15/2048	$1,400	$	1,873

Cardinal Health, Inc.
2.616% due 06/15/2022	50		51

Cenovus Energy, Inc.
6.750% due 11/15/2039	218		288

Charter Communications Operating LLC
4.464% due 07/23/2022	2,455		2,589
4.500% due 02/01/2024	1,550		1,720
4.800% due 03/01/2050	2,290		2,737
4.908% due 07/23/2025	4,407		5,123

China Resources Gas Group Ltd.
4.500% due 04/05/2022	590		614

Citrix Systems, Inc.
3.300% due 03/01/2030	2,470		2,732
4.500% due 12/01/2027	1,630		1,918

CNOOC Petroleum North America ULC
5.875% due 03/10/2035	250		328
6.400% due 05/15/2037	1,655		2,273

Comcast Corp.
1.950% due 01/15/2031	4,930		5,074
2.800% due 01/15/2051	3,010		3,135
3.200% due 07/15/2036	635		722
3.600% due 03/01/2024	1,213		1,335

Conagra Brands, Inc.
5.300% due 11/01/2038	20		27
5.400% due 11/01/2048	140		200

Concho Resources, Inc.
4.875% due 10/01/2047	1,470		1,991

Constellation Brands, Inc.
4.100% due 02/15/2048	259		314
5.250% due 11/15/2048	1,100		1,548

Continental Resources, Inc.
4.500% due 04/15/2023	51		53

Corning, Inc.
5.750% due 08/15/2040	235		316

Cox Communications, Inc.
3.350% due 09/15/2026	100		112

CRH America Finance, Inc.
3.400% due 05/09/2027	375		418

CSX Corp.
3.800% due 11/01/2046	1,120		1,345
6.220% due 04/30/2040	125		192

CVS Health Corp.
3.250% due 08/15/2029	596		673
3.375% due 08/12/2024	1,845		2,016
5.050% due 03/25/2048	1,605		2,175
5.125% due 07/20/2045	783		1,054

Dell International LLC
5.450% due 06/15/2023	3,145		3,479
8.100% due 07/15/2036	1,544		2,283
8.350% due 07/15/2046	855		1,294

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,145		1,178
4.375% due 04/19/2028	917		923

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	2,570		2,892

Discovery Communications LLC
3.625% due 05/15/2030	5,080		5,823
4.000% due 09/15/2055	304		340

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	335		351

Dow Chemical Co.
5.250% due 11/15/2041	711		941

DP World PLC
5.625% due 09/25/2048	680		869

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	962		1,065

eBay, Inc.
4.000% due 07/15/2042	1,594		1,815

Ecopetrol S.A.
5.375% due 06/26/2026	1,413		1,629

Eli Lilly & Co.
2.750% due 06/01/2025	1,214		1,322

46	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	$365	$	395

Enbridge, Inc.
2.900% due 07/15/2022	2,704		2,805

Energy Transfer Operating LP
3.600% due 02/01/2023	2,378		2,492
4.200% due 04/15/2027	355		392
4.250% due 03/15/2023	1,047		1,114
4.650% due 06/01/2021	100		101
5.300% due 04/15/2047	750		838
6.250% due 04/15/2049	250		302

Eni SpA
4.000% due 09/12/2023	1,725		1,879
4.750% due 09/12/2028	1,030		1,261

Entergy Louisiana LLC
4.200% due 09/01/2048	1,795		2,340

Enterprise Products Operating LLC
3.750% due 02/15/2025	2,924		3,277
3.950% due 02/15/2027	981		1,131
4.850% due 03/15/2044	779		968

Equifax, Inc.
2.300% due 06/01/2021	250		251
7.000% due 07/01/2037	620		854

ERAC USA Finance LLC
3.300% due 12/01/2026	275		307
4.200% due 11/01/2046	600		751
7.000% due 10/15/2037	505		784

Exxon Mobil Corp.
3.176% due 03/15/2024	13		14

FedEx Corp.
4.550% due 04/01/2046	1,146		1,474

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	1,420		1,487

Fox Corp.
5.476% due 01/25/2039	250		343

GATX Corp.
4.700% due 04/01/2029	1,350		1,647

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	980		1,042

General Electric Co.
6.875% due 01/10/2039	261		385

General Motors Co.
5.400% due 04/01/2048	1,445		1,820

Georgia-Pacific LLC
3.163% due 11/15/2021	2,140		2,181

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	175		184

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,839		3,025

Grupo Televisa S.A.B.
5.000% due 05/13/2045	275		332
6.625% due 01/15/2040	1,401		1,966

GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,949		3,329

Halliburton Co.
5.000% due 11/15/2045	2,540		3,020

HCA, Inc.
4.125% due 06/15/2029	1,539		1,786
5.250% due 06/15/2049	1,920		2,536

Hess Corp.
5.800% due 04/01/2047	1,355		1,724

Home Depot, Inc.
3.000% due 04/01/2026	1,857		2,078
3.500% due 09/15/2056	100		125
4.250% due 04/01/2046	7		9

IHS Markit Ltd.
4.125% due 08/01/2023	2,050		2,232
4.250% due 05/01/2029	1,447		1,760
4.750% due 08/01/2028	705		870

Imperial Brands Finance PLC
3.125% due 07/26/2024	2,910		3,120
3.500% due 07/26/2026	4,570		5,065

International Business Machines Corp.
4.000% due 06/20/2042	92		114
5.600% due 11/30/2039	29		43

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	$1,445	$	1,712

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	250		335

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,720		1,806

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,791		2,302

KLA Corp.
4.650% due 11/01/2024	2,728		3,108

Kraft Heinz Foods Co.
4.375% due 06/01/2046	100		108
4.625% due 01/30/2029	840		961
5.200% due 07/15/2045	240		285
6.500% due 02/09/2040	275		372

Lockheed Martin Corp.
4.090% due 09/15/2052	1,858		2,460

Massachusetts Institute of Technology
3.885% due 07/01/2116	250		317

McDonald’s Corp.
3.700% due 01/30/2026	1,830		2,085
4.875% due 12/09/2045	2,980		4,069

Medtronic, Inc.
3.500% due 03/15/2025	1,321		1,483
4.625% due 03/15/2045	194		275

Microsoft Corp.
2.525% due 06/01/2050	3,944		4,159

Moody’s Corp.
2.625% due 01/15/2023	1,685		1,758
4.875% due 02/15/2024	3,390		3,818

Motorola Solutions, Inc.
5.500% due 09/01/2044	600		765

MPLX LP
4.125% due 03/01/2027	1,916		2,211
4.700% due 04/15/2048	40		48
5.200% due 03/01/2047	1,066		1,298

Norfolk Southern Corp.
4.650% due 01/15/2046	1,140		1,514

Northrop Grumman Corp.
3.850% due 04/15/2045	735		898

Occidental Petroleum Corp.
2.900% due 08/15/2024	270		260

ONEOK Partners LP
4.900% due 03/15/2025	840		956
5.000% due 09/15/2023	200		220

Oracle Corp.
4.125% due 05/15/2045	2,211		2,734

Ovintiv, Inc.
5.150% due 11/15/2041	30		28

Owens Corning
3.400% due 08/15/2026	100		111

PayPal Holdings, Inc.
2.300% due 06/01/2030	2,480		2,659
3.250% due 06/01/2050	1,820		2,104

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	2,480		2,491
3.400% due 11/15/2026	150		167

PepsiCo, Inc.
2.850% due 02/24/2026	151		167

Pertamina Persero PT
4.300% due 05/20/2023	335		361
6.000% due 05/03/2042	795		1,024

Petroleos Mexicanos
6.840% due 01/23/2030	275		288
6.875% due 08/04/2026	1,810		1,980

Pfizer, Inc.
4.400% due 05/15/2044	963		1,288

Philip Morris International, Inc.
2.750% due 02/25/2026	218		238
3.375% due 08/11/2025	265		295
3.600% due 11/15/2023	920		1,003
3.875% due 08/21/2042	1,000		1,178
6.375% due 05/16/2038	640		977

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Phillips 66 Partners LP
4.900% due 10/01/2046	$975	$	1,093

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	765		896

Raytheon Technologies Corp.
4.800% due 12/15/2043	1,540		1,968

Reliance Industries Ltd.
4.125% due 01/28/2025	380		422

RELX Capital, Inc.
4.000% due 03/18/2029	1,770		2,102

Republic Services, Inc.
3.375% due 11/15/2027	1,627		1,845

Reynolds American, Inc.
4.450% due 06/12/2025	2,564		2,921

Roche Holdings, Inc.
2.625% due 05/15/2026	1,295		1,429

Sands China Ltd.
5.400% due 08/08/2028	1,080		1,268

Saudi Arabian Oil Co.
4.250% due 04/16/2039	1,160		1,363

Seagate HDD Cayman
4.091% due 06/01/2029	1,667		1,789
4.875% due 03/01/2024	260		283

Sky Ltd.
3.750% due 09/16/2024	256		285

Southern Co.
4.400% due 07/01/2046	1,499		1,887

Southern Copper Corp.
6.750% due 04/16/2040	1,810		2,724

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	175		177

Steel Dynamics, Inc.
2.800% due 12/15/2024	642		691

Stryker Corp.
2.625% due 03/15/2021	150		150
3.500% due 03/15/2026	1,894		2,145
4.625% due 03/15/2046	769		1,034

Suncor Energy, Inc.
5.950% due 05/15/2035	1,050		1,361

T-Mobile USA, Inc.
3.750% due 04/15/2027	1,970		2,245

Teck Resources Ltd.
6.000% due 08/15/2040	595		746
6.125% due 10/01/2035	1,875		2,419

Telefonica Emisiones S.A.
5.462% due 02/16/2021	125		126
7.045% due 06/20/2036	2,175		3,248

Tencent Holdings Ltd.
3.280% due 04/11/2024	1,195		1,274
3.975% due 04/11/2029	1,060		1,209

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	2,801		3,124

Toyota Industries Corp.
3.566% due 03/16/2028	1,120		1,257

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	865		1,058
4.875% due 05/15/2048	2,075		2,683
5.100% due 03/15/2049	590		790
7.625% due 01/15/2039	1,155		1,801

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	1,526		1,958

Tyson Foods, Inc.
4.500% due 06/15/2022	4,304		4,515
4.875% due 08/15/2034	1,697		2,226

Union Pacific Corp.
3.799% due 10/01/2051	2,027		2,481

UnitedHealth Group, Inc.
4.750% due 07/15/2045	2,754		3,884
6.875% due 02/15/2038	260		426

Vale Overseas Ltd.
6.875% due 11/21/2036	2,142		3,145

Valero Energy Corp.
4.350% due 06/01/2028	1,872		2,132

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	47

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

ViacomCBS, Inc.
2.900% due 01/15/2027	$150	$	165

Walt Disney Co.
4.950% due 10/15/2045	1,545		2,160
6.400% due 12/15/2035	77		119

Western Midstream Operating LP
4.650% due 07/01/2026	250		263

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	2,256		2,679

Whirlpool Corp.
3.700% due 03/01/2023	200		213
5.150% due 03/01/2043	250		322

Williams Cos., Inc.
5.400% due 03/04/2044	1,113		1,377

Woodside Finance Ltd.
3.700% due 09/15/2026	720		784

Wyeth LLC
5.950% due 04/01/2037	2,005		3,006

Yara International ASA
4.750% due 06/01/2028	1,461		1,734

Zoetis, Inc.
2.000% due 05/15/2030	1,360		1,409
3.000% due 05/15/2050	1,010		1,117
3.900% due 08/20/2028	715		843
4.700% due 02/01/2043	1,022		1,400

			391,324

UTILITIES 12.3%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	905		1,085

AEP Texas, Inc.
3.450% due 01/15/2050	795		894

American Water Capital Corp.
3.850% due 03/01/2024	1,183		1,294

Appalachian Power Co.
7.000% due 04/01/2038	260		401

AT&T, Inc.
3.000% due 06/30/2022	1,840		1,905
3.500% due 09/15/2053	2,670		2,670
3.650% due 09/15/2059	1,159		1,165
4.100% due 02/15/2028	1,466		1,724
4.125% due 02/17/2026	1,604		1,857
4.300% due 02/15/2030	370		442
4.350% due 03/01/2029	265		316
4.450% due 04/01/2024	763		852
4.500% due 03/09/2048	1,241		1,484
4.800% due 06/15/2044	1,082		1,351

Atmos Energy Corp.
4.150% due 01/15/2043	655		821

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	1,531		2,266

BG Energy Capital PLC
5.125% due 10/15/2041	115		151

Black Hills Corp.
3.150% due 01/15/2027	250		272
4.200% due 09/15/2046	100		123

CNOOC Finance Ltd.
3.000% due 05/09/2023	2,790		2,904
3.875% due 05/02/2022	255		264

CNOOC Finance USA LLC
4.375% due 05/02/2028	1,415		1,620

Commonwealth Edison Co.
4.000% due 03/01/2048	865		1,096

Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	1,415		1,654

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Consumers Energy Co.
3.125% due 08/31/2024	$1,780	$	1,923

Delmarva Power & Light Co.
3.500% due 11/15/2023	1,027		1,111

DTE Electric Co.
3.650% due 03/15/2024	1,860		2,027

Duke Energy Carolinas LLC
3.950% due 11/15/2028	440		525

Duke Energy Corp.
3.750% due 09/01/2046	100		117
3.950% due 10/15/2023	1,165		1,268

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	2,480		2,682

E.ON International Finance BV
6.650% due 04/30/2038	885		1,322

Electricite de France S.A.
4.875% due 01/22/2044	1,206		1,525

Enable Midstream Partners LP
4.950% due 05/15/2028	1,625		1,681

Enel Finance International NV
6.000% due 10/07/2039	1,754		2,506

Entergy Corp.
4.000% due 07/15/2022	1,558		1,634

Exelon Corp.
3.950% due 06/15/2025	1,135		1,285
4.450% due 04/15/2046	470		599

Exelon Generation Co. LLC
5.600% due 06/15/2042	800		912

FirstEnergy Corp.
2.850% due 07/15/2022	1,405		1,429
7.375% due 11/15/2031	2,702		3,856

Florida Power & Light Co.
4.125% due 02/01/2042	100		127

Georgia Power Co.
2.100% due 07/30/2023	1,375		1,437

Indiana Michigan Power Co.
4.250% due 08/15/2048	901		1,166

Infraestructura Energetica Nova S.A.B. de C.V.
4.875% due 01/14/2048	530		593

Kentucky Utilities Co.
5.125% due 11/01/2040	100		138

KeySpan Gas East Corp.
2.742% due 08/15/2026	655		720

LLPL Capital Pte Ltd.
6.875% due 02/04/2039	545		644

MidAmerican Energy Co.
3.500% due 10/15/2024	2,232		2,460
4.250% due 07/15/2049	585		785

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	250		333

NextEra Energy Capital Holdings, Inc.
2.750% due 11/01/2029	1,635		1,784
3.150% due 04/01/2024	100		108

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	250		288

ONEOK, Inc.
3.400% due 09/01/2029	1,280		1,373
4.550% due 07/15/2028	1,058		1,212
5.200% due 07/15/2048	1,010		1,179

Pacific Gas & Electric Co.
3.450% due 07/01/2025	128		138
3.750% due 07/01/2028	128		139
4.550% due 07/01/2030	103		117
4.950% due 07/01/2050	103		122

Plains All American Pipeline LP
4.500% due 12/15/2026	774		867
5.150% due 06/01/2042	775		834

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

PT Perusahaan Listrik Negara
4.000% due 06/30/2050	$2,960	$	3,044

Shell International Finance BV
2.875% due 05/10/2026	2,270		2,514
3.875% due 11/13/2028	1,590		1,884
4.000% due 05/10/2046	565		712
6.375% due 12/15/2038	1,375		2,140

Southern California Edison Co.
2.850% due 08/01/2029	1,000		1,092
3.650% due 02/01/2050	1,250		1,421
4.125% due 03/01/2048	1,685		2,014

Southern California Gas Co.
3.150% due 09/15/2024	1,345		1,472
4.125% due 06/01/2048	1,060		1,351

Southern Power Co.
5.150% due 09/15/2041	1,340		1,653

Southwestern Electric Power Co.
4.100% due 09/15/2028	860		1,011

Southwestern Public Service Co.
6.000% due 10/01/2036	1,223		1,673

Verizon Communications, Inc.
3.376% due 02/15/2025	69		77
4.016% due 12/03/2029	1,475		1,752
4.125% due 08/15/2046	760		935
4.400% due 11/01/2034	919		1,147
4.522% due 09/15/2048	64		83
4.672% due 03/15/2055	1,005		1,351
4.812% due 03/15/2039	250		326
4.862% due 08/21/2046	1,052		1,422

Virginia Electric & Power Co.
8.875% due 11/15/2038	901		1,672

			102,323

Total Corporate Bonds & Notes (Cost $740,159)			800,951

SOVEREIGN ISSUES 0.1%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	260		271
3.125% due 07/25/2027	1,090		1,208

Total Sovereign Issues (Cost $1,354)			1,479

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (a) 1.9%

			15,382

SHORT-TERM NOTES 0.4%

Broadcom, Inc.
3.125% due 04/15/2021	3,355		3,374

Total Short-Term Instruments (Cost $18,740)			18,756

Total Investments in Securities (Cost $760,253)			821,186

Total Investments 99.0% (Cost $760,253)		$	821,186

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $323)			91

Other Assets and Liabilities, net 1.0%			7,860

Net Assets 100.0%		$	829,137

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.090%	12/31/2020	01/04/2021	$14,500	U.S. Treasury Bonds 2.250% due 08/15/2049	$(14,818)	$14,500	$14,500
FICC	0.000	12/31/2020	01/04/2021	882	U.S. Treasury Bills 0.000% due 12/30/2021	(386)	882	882
					U.S. Treasury Notes 1.625% due 12/31/2021	(513)

Total Repurchase Agreements						$(15,717)	$15,382	$15,382

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$14,500	$0	$0	$0	$14,500	$(14,818)	$(318)
FICC	882	0	0	0	882	(899)	(17)

Total Borrowings and Other Financing Transactions	$15,382	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	30	$4,691	$(8)	$7	$0
U.S. Treasury 30-Year Bond March Futures	03/2021	82	14,201	(182)	28	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	63	13,454	(261)	47	0

Total Futures Contracts				$(451)	$82	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$1,600	$9	$17	$26	$1	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	8,700	217	(70)	147	5	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	900	13	2	15	1	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	3,700	84	8	92	2	0

Total Swap Agreements					$323	$(43)	$280	$9	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	49

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$82	$9	$91	$0	$0	$0	$0

Cash of $2,187 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$82	$82
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$82	$91

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(366)	$(366)
Swap Agreements	0	130	0	0	(5)	125

	$0	$130	$0	$0	$(371)	$(241)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(76)	$0	$(452)	$(528)
Swap Agreements	0	69	0	0	0	69

	$0	$69	$(76)	$0	$(452)	$(459)

50	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$307,304	$0	$307,304
Industrials	0	391,324	0	391,324
Utilities	0	102,323	0	102,323
Sovereign Issues	0	1,479	0	1,479
Short-Term Instruments
Repurchase Agreements	0	15,382	0	15,382
Short-Term Notes	0	3,374	0	3,374

Total Investments	$0	$821,186	$0	$821,186

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$82	$9	$0	$91

Total Financial Derivative Instruments	$82	$9	$0	$91

Totals	$82	$821,195	$0	$821,277

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	51

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$3,575	$3,365

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	2,271	2,258

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	4,000	4,156

State of Rio de Janeiro
TBD% due 01/04/2021 «	2,400	2,394

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	3,162	2,887

Total Loan Participations and Assignments (Cost $15,300)		15,060

CORPORATE BONDS & NOTES 32.0%

BANKING & FINANCE 19.0%

AerCap Ireland Capital DAC
3.875% due 01/23/2028 (i)	2,100	2,270
4.500% due 05/15/2021	2,500	2,532

Aircastle Ltd.
4.250% due 06/15/2026	3,800	4,006

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	3,337

American International Group, Inc.
3.750% due 07/10/2025	1,000	1,124
4.200% due 04/01/2028	1,000	1,188

American Tower Corp.
1.300% due 09/15/2025	4,000	4,093
3.375% due 10/15/2026	3,300	3,710

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	8,045

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	3,711

AvalonBay Communities, Inc.
2.450% due 01/15/2031	2,550	2,746

Aviation Capital Group LLC
3.500% due 11/01/2027	500	501

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	3,900	3,984
3.950% due 07/01/2024	3,500	3,699

Banco Santander Mexico S.A.
4.125% due 11/09/2022	4,400	4,647

Banco Santander S.A.
3.490% due 05/28/2030	3,400	3,819

Bank of America Corp.
3.093% due 10/01/2025 •	6,500	7,039
3.419% due 12/20/2028 •	23,018	26,042
3.593% due 07/21/2028 •	9,000	10,226
4.200% due 08/26/2024	1,000	1,122

Barclays Bank PLC
7.625% due 11/21/2022 (f)	18,600	20,698

Barclays PLC
2.852% due 05/07/2026 •	4,600	4,944
4.375% due 01/12/2026	3,500	4,038
7.875% due 03/15/2022 •(e)(f)	200	210

BBVA Bancomer S.A.
6.500% due 03/10/2021	6,000	6,072

BGC Partners, Inc.
3.750% due 10/01/2024	3,300	3,457
5.375% due 07/24/2023	5,000	5,414

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049	5,400	6,253

BNP Paribas S.A.
2.219% due 06/09/2026 •	9,250	9,686
4.400% due 08/14/2028	700	830

BPCE S.A.
5.700% due 10/22/2023	6,600	7,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brandywine Operating Partnership LP
3.950% due 11/15/2027	$1,500	$1,605

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	7,607
4.125% due 05/15/2029	5,000	5,759

Brookfield Finance, Inc.
3.500% due 03/30/2051	5,000	5,355

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,449

Capital One Financial Corp.
4.200% due 10/29/2025	15	17

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,950

CI Financial Corp.
3.200% due 12/17/2030	4,000	4,103

CIT Group, Inc.
4.750% due 02/16/2024	4,000	4,381

Citigroup, Inc.
3.668% due 07/24/2028 •	7,300	8,278
3.887% due 01/10/2028 •	10,750	12,354
5.500% due 09/13/2025	4,000	4,812

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,712
3.950% due 11/09/2022	2,000	2,126

Credit Suisse AG
6.500% due 08/08/2023 (f)	15,400	17,382

Credit Suisse Group AG
3.750% due 03/26/2025	5,600	6,223
7.125% due 07/29/2022 •(e)(f)	6,900	7,292
7.500% due 12/11/2023 •(e)(f)	4,400	4,910

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	2,376
4.450% due 02/15/2026	5,200	6,020

CyrusOne LP
2.900% due 11/15/2024	5,600	5,989

Deutsche Bank AG
2.129% due 11/24/2026 •(g)	2,000	2,046
3.375% due 05/12/2021	13,100	13,227
3.547% due 09/18/2031 •	1,700	1,847
3.961% due 11/26/2025 •	2,500	2,734
4.250% due 10/14/2021	3,600	3,692

Discover Financial Services
4.500% due 01/30/2026	5,400	6,246

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	517	484

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	253	239

E*TRADE Financial Corp.
4.500% due 06/20/2028	1,000	1,203

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,000	1,183

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	336

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	2,158

Fidelity National Financial, Inc.
2.450% due 03/15/2031	2,750	2,802

First American Financial Corp.
4.000% due 05/15/2030	4,000	4,592

Ford Motor Credit Co. LLC
3.350% due 11/01/2022	3,100	3,158
3.550% due 10/07/2022	5,000	5,109
5.596% due 01/07/2022	3,000	3,109
5.875% due 08/02/2021	3,900	3,997

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	5,800	6,924

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~	500	500

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	6,620

GLP Capital LP
4.000% due 01/15/2030	5,100	5,549
5.750% due 06/01/2028	2,600	3,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	$7,600	$8,766
3.850% due 01/26/2027	13,900	15,866
4.223% due 05/01/2029 •	2,200	2,611

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	5,456

Harborwalk Funding Trust
5.077% due 02/15/2069 •	3,250	4,215

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	5,220

HSBC Holdings PLC
2.099% due 06/04/2026 •	3,500	3,640
3.033% due 11/22/2023 •	8,400	8,831
4.250% due 03/14/2024	6,000	6,623
4.250% due 08/18/2025	7,400	8,416
4.292% due 09/12/2026 •	750	856
4.583% due 06/19/2029 •	5,300	6,272
6.000% due 05/22/2027 •(e)(f)	2,600	2,837
6.500% due 03/23/2028 •(e)(f)	3,000	3,373

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	992

Intercontinental Exchange, Inc.
3.750% due 12/01/2025	800	909

JPMorgan Chase & Co.
3.540% due 05/01/2028 •	850	972
3.782% due 02/01/2028 •	19,000	21,854
4.023% due 12/05/2024 •	140	154

KKR Group Finance Co. LLC
3.500% due 08/25/2050	4,500	5,008
3.750% due 07/01/2029	1,250	1,466

LeasePlan Corp. NV
2.875% due 10/24/2024	3,300	3,490

Life Storage LP
3.875% due 12/15/2027	2,100	2,401

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	10,200	10,315
2.907% due 11/07/2023 •	16,000	16,723
3.574% due 11/07/2028 •	1,300	1,468
4.450% due 05/08/2025	1,000	1,147
7.500% due 09/27/2025 •(e)(f)	5,000	5,762

Loews Corp.
3.200% due 05/15/2030	2,050	2,330

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,721

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	8,498

MMcapS Funding Ltd.
0.541% (US0003M + 0.290%) due 12/26/2039 ~	772	672

Morgan Stanley
3.125% due 07/27/2026	660	740
3.625% due 01/20/2027	2,100	2,411
3.772% due 01/24/2029 •	17,500	20,292
7.500% due 04/02/2032 þ(g)	9,000	7,753

Nationwide Building Society
4.363% due 08/01/2024 •	2,485	2,702

Natwest Group PLC
4.519% due 06/25/2024 •	5,000	5,463
4.800% due 04/05/2026	1,000	1,182
8.625% due 08/15/2021 •(e)(f)	8,400	8,737

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	4,978

Nissan Motor Acceptance Corp.
0.941% due 09/28/2022 •	1,000	992
2.600% due 09/28/2022	1,000	1,026
2.650% due 07/13/2022	1,800	1,843
2.800% due 01/13/2022	200	203
3.150% due 03/15/2021	100	100
3.875% due 09/21/2023	3,800	4,058

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,300	2,457

Nordea Bank Abp
6.125% due 09/23/2024 •(e)(f)	550	601
6.625% due 03/26/2026 •(e)(f)	5,600	6,431

52	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio National Financial Services, Inc.
5.550% due 01/24/2030	$3,300	$3,460

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,821
5.250% due 01/15/2026	200	229

OneMain Finance Corp.
6.125% due 05/15/2022	4,500	4,781

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	8,101

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	2,500	2,728

Physicians Realty LP
4.300% due 03/15/2027	2,000	2,212

Piper Jaffray Cos.
4.740% due 10/15/2021	4,000	4,010

Preferred Term Securities Ltd.
0.517% (US0003M + 0.300%) due 03/22/2037 ~	2,946	2,563

Sabra Health Care LP
4.800% due 06/01/2024	3,600	3,865

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	2,900	3,055
3.823% due 11/03/2028 •	5,000	5,641

Service Properties Trust
3.950% due 01/15/2028	3,000	2,904
4.375% due 02/15/2030	1,300	1,270

Societe Generale S.A.
5.375% due 11/18/2030 •(e)(f)	3,200	3,401
7.375% due 09/13/2021 •(e)(f)	1,200	1,232

Spirit Realty LP
4.450% due 09/15/2026	700	791

Standard Chartered PLC
1.335% (SOFRRATE + 1.250%) due 10/14/2023 ~	15,000	15,102

State Bank of India
4.000% due 01/24/2022	5,000	5,146

STORE Capital Corp.
4.625% due 03/15/2029	2,100	2,437

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024	6,800	7,249

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050	6,050	6,593

Trust Fibra Uno
4.869% due 01/15/2030	4,500	5,130

UBS AG
5.125% due 05/15/2024 (f)	2,100	2,320
7.625% due 08/17/2022 (f)	17,550	19,430

UBS Group AG
7.000% due 02/19/2025 •(e)(f)	200	228

UDR, Inc.
3.500% due 07/01/2027	2,400	2,677

UniCredit SpA
7.830% due 12/04/2023	5,000	5,936

Unum Group
4.500% due 03/15/2025	3,000	3,401

VEREIT Operating Partnership LP
3.100% due 12/15/2029	4,000	4,320
3.950% due 08/15/2027	300	340

Wells Fargo & Co.
3.550% due 09/29/2025	800	899
3.584% due 05/22/2028 •	17,250	19,558
4.478% due 04/04/2031 •	10,000	12,229

Welltower, Inc.
3.625% due 03/15/2024	5,000	5,451

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,424

WP Carey, Inc.
2.400% due 02/01/2031	3,900	4,057

		787,284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 11.0%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$3,000	$3,190

Air Canada Pass-Through Trust
5.250% due 10/01/2030	2,600	2,787

Alcon Finance Corp.
2.600% due 05/27/2030	3,200	3,412

American Airlines Pass-Through Trust
3.375% due 11/01/2028	3,671	3,455
5.250% due 07/31/2022	556	554

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,500	2,709

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	5,413
3.875% due 01/12/2028	2,500	2,820

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	5,487

Bacardi Ltd.
4.450% due 05/15/2025	5,000	5,586
5.150% due 05/15/2038	1,200	1,537

Baidu, Inc.
3.875% due 09/29/2023	1,300	1,403

BAT Capital Corp.
2.259% due 03/25/2028	5,200	5,403
4.390% due 08/15/2037	3,200	3,582

BAT International Finance PLC
1.668% due 03/25/2026	3,700	3,789

Boeing Co.
5.705% due 05/01/2040	100	130
5.805% due 05/01/2050	100	138

Bowdoin College
4.693% due 07/01/2112	3,400	4,141

Broadcom, Inc.
4.110% due 09/15/2028	7,435	8,519
5.000% due 04/15/2030	1,600	1,946

Campbell Soup Co.
3.650% due 03/15/2023	3,400	3,631

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	1,000	1,184

Charter Communications Operating LLC
4.908% due 07/23/2025	4,600	5,348

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	5,000	5,921

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	7,328

Citrix Systems, Inc.
3.300% due 03/01/2030	3,620	4,004
4.500% due 12/01/2027	3,000	3,531

CommonSpirit Health
4.187% due 10/01/2049	7,300	8,520

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,472
4.500% due 09/16/2025	3,500	4,025

CVS Health Corp.
3.000% due 08/15/2026	4,000	4,435
3.700% due 03/09/2023	2,027	2,171
3.750% due 04/01/2030	2,600	3,028
4.100% due 03/25/2025	2,402	2,721
4.125% due 04/01/2040	7,150	8,548
4.250% due 04/01/2050	3,400	4,253

Dell International LLC
4.000% due 07/15/2024	6,500	7,173
4.900% due 10/01/2026	3,000	3,544
5.300% due 10/01/2029	2,400	2,941
5.450% due 06/15/2023	4,000	4,425
6.020% due 06/15/2026	1,000	1,222
6.100% due 07/15/2027	700	871
6.200% due 07/15/2030	1,000	1,301

Diageo Capital PLC
2.125% due 04/29/2032	300	317

Diamondback Energy, Inc.
3.500% due 12/01/2029	200	214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
3.600% due 06/05/2027	$1,000	$1,134

Ecopetrol S.A.
5.875% due 09/18/2023	5,200	5,812

Energy Transfer Operating LP
5.200% due 02/01/2022	2,275	2,360

Energy Transfer Partners LP
4.500% due 11/01/2023	5,000	5,415
5.000% due 10/01/2022	2,500	2,654

Enterprise Products Operating LLC
5.700% due 02/15/2042	200	275

Equinor ASA
3.125% due 04/06/2030	2,100	2,384

ERAC USA Finance LLC
3.800% due 11/01/2025	900	1,013

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,687
6.250% due 05/01/2025	1,500	1,739
7.000% due 05/01/2025	3,700	4,076

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,000	2,126

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	2,234

Flex Ltd.
4.750% due 06/15/2025	1,600	1,817
4.875% due 06/15/2029	2,000	2,365

Ford Foundation
2.815% due 06/01/2070	4,400	4,731

General Electric Co.
4.250% due 05/01/2040	6,000	7,094

Georgetown University
5.215% due 10/01/2118	6,560	9,486

Global Payments, Inc.
2.650% due 02/15/2025	2,600	2,785
3.200% due 08/15/2029	2,600	2,889

Hyatt Hotels Corp.
3.225% (US0003M + 3.000%) due 09/01/2022 ~	4,000	4,046

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	5,541
3.875% due 07/26/2029	2,000	2,242

Infor, Inc.
1.750% due 07/15/2025	6,100	6,342

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	850	940

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,252
7.750% due 01/15/2032	3,000	4,354

Kraft Heinz Foods Co.
3.950% due 07/15/2025	3,131	3,449

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,600	3,815

Magellan Health, Inc.
4.900% due 09/22/2024	5,500	5,809

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	3,248

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	2,075

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	7,074

Mileage Plus Holdings LLC
6.500% due 06/20/2027	1,400	1,508

MPLX LP
4.250% due 12/01/2027	4,200	4,937

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	3,860

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,850	4,028
3.522% due 09/17/2025	3,800	4,077

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	9,424	8,729

NXP BV
3.150% due 05/01/2027	700	772

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	53

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 05/01/2030	$1,000	$1,136

ONEOK Partners LP
3.375% due 10/01/2022	3,200	3,332

Oracle Corp.
3.600% due 04/01/2050	16,400	19,153

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,617

Petroleos Mexicanos
6.490% due 01/23/2027	311	329

Petronas Capital Ltd.
4.550% due 04/21/2050	1,600	2,146

Prosus NV
3.680% due 01/21/2030	2,700	2,943

Quanta Services, Inc.
2.900% due 10/01/2030	4,850	5,201

RELX Capital, Inc.
3.000% due 05/22/2030	500	556

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	3,098

Royalty Pharma PLC
1.750% due 09/02/2027	5,000	5,149

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,334
5.750% due 05/15/2024	800	915
5.875% due 06/30/2026	3,000	3,629

Sands China Ltd.
4.600% due 08/08/2023	6,600	7,026
5.400% due 08/08/2028	1,200	1,408

Sky Ltd.
3.125% due 11/26/2022	1,000	1,052

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	6,500	7,060

Starbucks Corp.
4.450% due 08/15/2049	200	264

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	100	110
5.950% due 12/01/2025	2,300	2,715

Sutter Health
3.361% due 08/15/2050	9,400	10,242

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,670

T-Mobile USA, Inc.
1.500% due 02/15/2026	900	923
2.050% due 02/15/2028	5,000	5,207

Teck Resources Ltd.
6.250% due 07/15/2041	200	256

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	8,567

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	5,455

Time Warner Entertainment Co. LP
8.375% due 07/15/2033	500	774

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,703

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,651	3,037

United Airlines Pass-Through Trust
3.100% due 01/07/2030	842	855
3.450% due 01/07/2030	2,609	2,587

VMware, Inc.
4.700% due 05/15/2030	6,700	8,068

Wabtec Corp.
3.450% due 11/15/2026	1,200	1,318

Wesleyan University
4.781% due 07/01/2116	3,248	4,103

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	1,200	1,296
4.400% due 03/15/2024	1,800	1,972
4.950% due 09/15/2028	6,130	7,279

WRKCo, Inc.
3.900% due 06/01/2028	500	580

Yara International ASA
3.148% due 06/04/2030	1,500	1,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ZF North America Capital, Inc.
4.500% due 04/29/2022	$2,500	$2,577

		453,571

UTILITIES 2.0%

American Transmission Systems, Inc.
5.000% due 09/01/2044	300	368

AT&T, Inc.
3.650% due 09/15/2059	98	98
3.800% due 12/01/2057	602	628
3.850% due 06/01/2060	12,000	12,605
4.300% due 02/15/2030	4,163	4,976

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050	3,000	3,660

Edison International
2.950% due 03/15/2023	700	728

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,813

Exelon Corp.
4.050% due 04/15/2030	3,250	3,850

FirstEnergy Corp.
3.900% due 07/15/2027	6,100	6,729

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,858

Jersey Central Power & Light Co.
4.300% due 01/15/2026	300	336

Metropolitan Edison Co.
4.300% due 01/15/2029	600	680

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	900	1,007

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,626

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	276	265

ONEOK, Inc.
7.150% due 01/15/2051	100	139

Pacific Gas & Electric Co.
3.300% due 03/15/2027	900	964
3.300% due 12/01/2027	100	107
3.300% due 08/01/2040	4,200	4,197
3.500% due 08/01/2050	500	498
3.750% due 07/01/2028	500	547
4.450% due 04/15/2042	2,000	2,169
4.500% due 07/01/2040	1,700	1,900
4.550% due 07/01/2030	9,100	10,376

Pennsylvania Electric Co.
3.250% due 03/15/2028	800	853
3.600% due 06/01/2029	1,900	2,083

Plains All American Pipeline LP
3.600% due 11/01/2024	7,987	8,519
3.650% due 06/01/2022	650	669
3.850% due 10/15/2023	225	241

SES S.A.
3.600% due 04/04/2023	1,700	1,799

		82,288

Total Corporate Bonds & Notes (Cost $1,214,920)		1,323,143

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.5%

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	6,425

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	7,506	10,803

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	2,955

		20,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 0.3%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	$7,520	$8,504

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	3,000	3,160

		11,664

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	8,113

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	1,000	1,032

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	7,900	8,995

		10,027

NEW YORK 0.2%

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,389

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	7,500	8,033

		9,422

TEXAS 0.2%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	4,812

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,700	1,706

		6,518

VIRGINIA 0.2%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	1,163

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	5,419

		6,582

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	3,000	3,023
4.875% due 06/01/2049	5,000	5,089

		8,112

Total Municipal Bonds & Notes (Cost $73,335)		80,621

U.S. GOVERNMENT AGENCIES 44.5%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	150	140
0.560% due 08/25/2022 ~(a)	7,409	43
1.610% due 01/01/2037 •	16	16
2.271% due 12/01/2028 •	190	191
2.280% due 11/01/2035 •	2	2
2.335% due 10/01/2035 •	3	3
2.468% due 09/01/2034 •	32	32
2.500% due 03/25/2033	1	1

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 03/25/2033 - 02/25/2043	$5	$6
3.500% due 06/25/2042 - 05/25/2043	614	693
3.695% due 04/01/2036 •	8	8
4.000% due 10/01/2026 - 07/01/2044	2,221	2,352
4.500% due 09/01/2023 - 06/01/2051	1,944	2,104
5.000% due 05/01/2026 - 11/01/2039	1,228	1,327
5.500% due 12/01/2031 - 04/01/2039	1,287	1,423
5.852% due 09/25/2042 •(a)	43,106	8,285
6.000% due 05/25/2031 - 09/01/2037	1,216	1,345
6.272% due 04/25/2040 •(a)	67	11
6.500% due 01/01/2036 - 05/01/2038	106	120
6.793% due 05/25/2042 •	198	236
7.000% due 04/01/2037 - 03/01/2038	69	82
7.052% due 05/25/2036 •(a)	1,293	247
7.500% due 10/01/2037	78	92
20.579% due 01/25/2036 •	142	197
23.917% due 07/25/2023 •	4	5

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	685	664
0.650% due 10/27/2025	37,000	37,016
0.800% due 10/28/2026	20,000	20,010
2.365% due 11/01/2023 •	1	1
2.426% due 06/15/2040 ~(a)	13,804	661
2.753% due 07/01/2036 •	13	14
2.788% due 10/01/2036 •	1	1
3.000% due 01/01/2043 - 04/01/2043	8	8
3.334% due 12/01/2031 •	66	66
3.500% due 12/15/2028 (a)	1,886	116
3.500% due 10/01/2033 - 04/01/2049	108,372	115,571
4.000% due 09/01/2033 - 06/01/2049	133,206	142,847
4.171% due 11/15/2048 ~(a)	43,580	4,505
4.500% due 02/01/2034 - 02/01/2045	6,787	7,536
4.791% due 12/15/2040 ~(a)	2,747	316
4.871% due 05/15/2041 •	1,672	1,810
5.000% due 03/01/2033 - 07/15/2041	537	607
5.250% due 04/15/2033	27	31
5.500% due 01/01/2023 - 10/01/2037	1,767	1,984
6.000% due 01/01/2034 - 08/01/2037	142	157
6.500% due 01/01/2037 - 07/01/2037	25	27
6.789% due 06/15/2042 •	1,081	1,155
8.500% due 12/01/2022 - 03/01/2023	16	16
9.000% due 12/01/2025 - 08/01/2030	5	5
9.500% due 01/01/2025	8	8
9.583% due 01/15/2041 •	5,668	7,046
10.000% due 04/01/2025	2	2
18.854% due 10/15/2023 •	55	66
19.226% due 05/15/2033 •	43	66

Ginnie Mae
3.000% due 05/20/2050	302	316
3.500% due 12/20/2040 - 03/20/2047	17,707	19,547
4.000% due 09/20/2040 - 06/15/2047	35,107	37,654
4.500% due 08/20/2038 - 02/20/2047	2,480	2,668
4.750% due 01/20/2035	43	50
5.000% due 03/20/2034 - 05/20/2047	644	703
5.500% due 04/16/2034 - 11/20/2038	58	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/20/2038 - 02/20/2039	$84	$93
6.500% due 12/20/2038	27	29

Ginnie Mae, TBA
2.500% due 02/01/2051 - 03/01/2051	76,000	80,194
3.000% due 02/01/2051	9,000	9,417

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,681
4.250% due 09/15/2065	10,000	15,090

Uniform Mortgage-Backed Security
2.500% due 06/01/2050 - 10/01/2050	195,743	206,592
3.000% due 03/01/2050 -07/01/2050	209,417	220,032
3.500% due 09/01/2045 -06/01/2050	122,012	129,466
4.000% due 04/01/2022 -08/01/2049	137,987	149,036
4.500% due 05/01/2021 -02/01/2049	40,410	44,428
4.750% due 09/01/2033	132	145
5.000% due 01/01/2021 -09/01/2025	115	121
7.000% due 09/01/2021 -01/01/2023	226	231
7.500% due 10/01/2021 -01/01/2022	11	10

Uniform Mortgage-Backed Security, TBA
2.000% due 03/01/2051	129,000	133,540
2.500% due 02/01/2051 -03/01/2051	406,278	426,991

Total U.S. Government Agencies (Cost $1,811,109)		1,839,372

U.S. TREASURY OBLIGATIONS 9.8%

U.S. Treasury Bonds
1.375% due 11/15/2040	20,000	19,745
2.250% due 08/15/2049	144,600	165,183
2.375% due 11/15/2049 (k)	41,100	48,194
3.000% due 02/15/2049 (k)	2,000	2,634

U.S. Treasury Notes
0.875% due 11/15/2030	170,000	169,363

Total U.S. Treasury Obligations (Cost $377,825)		405,119

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	9,126	9,136

American Home Mortgage Investment Trust
1.757% due 09/25/2045 •	6	6

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	5,062

BAMLL Commercial Mortgage Securities Trust
1.359% due 03/15/2034 •	5,385	5,325

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,069	1,105

Banc of America Funding Trust
0.290% due 08/27/2036 ~	8,624	7,843

BBCMS Mortgage Trust
4.314% due 12/15/2051	1,000	1,203

BCAP LLC Trust
0.298% due 05/25/2047 ^•	3,041	2,907

Bear Stearns ALT-A Trust
0.788% due 04/25/2034 •	25	26

BXMT Ltd.
1.553% due 03/15/2037 •	7,500	7,536

Chase Mortgage Finance Trust
6.000% due 05/25/2036	4,663	3,380

ChaseFlex Trust
6.500% due 02/25/2037	4,378	2,388

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	8,665
3.778% due 09/10/2058	8,100	9,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
0.948% due 08/25/2035 ^•	$828	$762
3.228% due 09/25/2059 þ	3,506	3,539

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	2,405	2,526

Countrywide Alternative Loan Trust
0.328% due 05/25/2047 •	237	222
0.398% due 06/25/2037 ^•	718	560
0.472% due 12/20/2035 •	4,606	4,313
5.500% due 07/25/2035	1,616	1,470
5.500% due 08/25/2035	500	496
5.500% due 12/25/2035	1,041	967
5.500% due 02/25/2036	2,125	2,061
5.750% due 05/25/2036	458	308
6.000% due 04/25/2037	4,790	4,846
6.250% due 08/25/2036	427	358

Countrywide Home Loan Mortgage Pass-Through Trust
0.688% due 03/25/2035 •	107	104
2.799% due 02/20/2036 ~	1,080	1,049
2.919% due 03/20/2036 ~	884	869
3.105% due 11/25/2037 ~	3,486	3,394

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 01/25/2036 •	2,244	2,157

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 11/25/2031 •	34	22
3.220% due 11/25/2034 ~	31	33

Credit Suisse Mortgage Capital Certificates
3.490% due 08/26/2058	4,413	4,432
6.000% due 07/25/2037 ^	783	754

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	1,062	854
6.421% due 10/25/2037 ~	4,070	3,541

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~	4,965	4,977
3.023% due 08/25/2060	5,097	5,119
3.036% due 10/27/2059 ~	6,271	6,342
3.322% due 10/25/2058 ~	3,571	3,606

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.388% due 01/25/2047 •	4,337	3,775

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	198	198
5.665% due 02/25/2036 ~	1,839	1,836

Exantas Capital Corp.
2.653% due 04/17/2037 •	2,236	2,242

GCAT LLC
2.611% due 12/25/2025 þ	5,500	5,509
2.981% due 09/25/2025 þ	5,920	5,991

Great Hall Mortgages PLC
0.366% due 06/18/2039 •	2,247	2,190

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •	2,651	2,167

GSR Mortgage Loan Trust
2.870% due 11/25/2035 ~	14	14
3.050% due 01/25/2036 ~	1,799	1,799
3.402% due 09/25/2034 ~	220	224
6.000% due 03/25/2036	5,661	3,616
6.500% due 05/25/2036	796	378

HarborView Mortgage Loan Trust
0.342% due 01/19/2038 •	4,686	4,395
0.357% due 12/19/2036 •	2,781	2,503
0.692% due 03/19/2035 •	1,608	1,591

HomeBanc Mortgage Trust
0.808% due 10/25/2035 •	672	677

Impac Secured Assets Trust
0.348% due 11/25/2036 •	3,105	2,895

IndyMac Mortgage Loan Trust
3.270% due 09/25/2036 ~	1,976	1,607

JPMorgan Alternative Loan Trust
2.755% due 12/25/2035 ^~	657	555

JPMorgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	4,220

JPMorgan Mortgage Trust
3.458% due 02/25/2036 ^~	1,070	943
3.468% due 07/25/2035 ~	24	24

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	55

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2037 ^	$1,018	$736
6.500% due 01/25/2036 ^	6,135	4,871

JPMorgan Resecuritization Trust
9.341% due 07/27/2037 ~	12	12

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	10,273

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	4,836	4,865

Lehman XS Trust
0.328% due 12/25/2036 •	4,428	4,445
0.338% due 11/25/2046 •	3,906	3,586
1.609% due 11/25/2035 •	52	52

MASTR Adjustable Rate Mortgages Trust
0.181% due 04/25/2034 ~	1,049	974
2.080% (US0012M + 1.750%) due 12/25/2035 ~	6,159	6,226
3.252% due 03/25/2035 ~	217	217

Merrill Lynch Mortgage Investors Trust
0.708% due 07/25/2029 •	377	366
2.347% due 05/25/2029 ~	15	14

MFA Trust
1.014% due 01/26/2065 ~	8,258	8,282
1.324% due 01/26/2065 ~	2,249	2,254
1.381% due 04/25/2065 ~	14,149	14,173
1.632% due 01/26/2065 ~	4,321	4,330
1.638% due 04/25/2065 ~	5,848	5,886

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	6,064	6,309
2.750% due 08/25/2059 ~	1,500	1,559

Morgan Stanley Mortgage Loan Trust
2.201% due 06/25/2036 ~	3,734	3,860

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.398% due 06/25/2037 •	3,505	2,844

Nomura Resecuritization Trust
6.500% due 10/26/2037	2,681	1,933

One New York Plaza Trust
1.109% due 01/15/2026 •	6,100	6,123

RBSGC Mortgage Loan Trust
0.528% due 12/25/2034 •	1,833	1,553

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	2,090	2,041

Residential Asset Securitization Trust
0.698% due 08/25/2033 •	34	31
5.500% due 08/25/2034	1,780	1,873

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	849	841

Sequoia Mortgage Trust
0.842% due 02/20/2035 •	825	825
0.852% due 07/20/2033 •	33	32

Starwood Mortgage Residential Trust
1.439% due 11/25/2055 ~	2,388	2,391
1.593% due 11/25/2055 ~	3,085	3,089

Thornburg Mortgage Securities Trust
1.589% due 06/25/2037 •	317	301
2.635% due 10/25/2046 •	2,133	2,115

Verus Securitization Trust
3.035% due 03/25/2060 ~	100	103
3.889% due 03/25/2060 ~	300	317

WaMu Mortgage Pass-Through Certificates Trust
2.003% due 10/25/2046 •	1,711	1,638

Washington Mutual Mortgage Pass-Through Certificates Trust
1.579% due 05/25/2046 ^•	592	502

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	15,009
3.451% due 02/15/2048	3,500	3,841

Wells Fargo Mortgage-Backed Securities Trust
2.899% due 12/28/2037 ~	3,153	2,962
3.169% due 08/25/2036 ^~	487	466

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	9,936

Total Non-Agency Mortgage-Backed Securities (Cost $314,999)		316,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.0%

AASET Trust
3.967% due 05/16/2042	$2,095	$1,964

AASET U.S. Ltd.
3.844% due 01/16/2038	2,569	2,441

ACE Securities Corp. Home Equity Loan Trust
0.398% due 10/25/2036 •	5,662	3,298

Adams Mill CLO Ltd.
1.337% due 07/15/2026 •	701	701

Aegis Asset-Backed Securities Trust
0.628% due 08/25/2035 •	353	347

ALESCO Preferred Funding Ltd.
0.553% due 12/23/2036 •	1,626	1,496
0.995% due 09/23/2038 •	3,045	2,892

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.986% due 06/25/2033 •	3,854	3,936

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •	3,000	3,000
1.607% due 07/15/2032 •	3,000	3,003

Arbor Realty Commercial Real Estate Notes Ltd.
1.309% due 05/15/2037 •	6,500	6,492

Argent Securities Trust
0.528% due 03/25/2036 •	4,373	4,060

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.608% due 01/25/2036 •	6,570	6,309

Asset-Backed Funding Certificates Trust
0.288% due 10/25/2036 •	1,961	1,867
0.628% due 09/25/2036 •	3,913	3,666

Asset-Backed Securities Corp. Home Equity Loan Trust
0.853% due 11/25/2035 •	3,000	2,927
0.958% due 06/25/2034 •	3,281	3,204
3.384% due 08/15/2032 •	476	475

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •	7,200	7,192

Atrium Corp.
1.046% due 04/22/2027 •	1,815	1,809

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	3,212	3,228

Bear Stearns Asset-Backed Securities Trust
0.378% due 11/25/2036 •	3,200	2,612
1.048% due 03/25/2034 •	2,772	2,767
1.123% due 12/25/2034 •	2,788	2,745
1.348% due 08/25/2043 •	689	691

BlueMountain CLO Ltd.
1.718% due 07/18/2027 •	1,700	1,695

Bowman Park CLO Ltd.
1.393% due 11/23/2025 •	238	238

Carrington Mortgage Loan Trust
0.308% due 10/25/2036 •	3,335	2,885
0.408% due 02/25/2037 •	6,300	5,956
1.198% due 05/25/2035 •	5,100	4,958
1.458% due 10/17/2029 •	14,300	14,293

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,462	1,397

Cathedral Lake Ltd.
1.929% due 10/20/2030	9,000	9,006

Cent CLO Ltd.
1.887% due 10/15/2026 •	2,000	1,995

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	2,211	2,225
1.648% due 10/25/2037 •	5,000	4,989

Citigroup Mortgage Loan Trust
0.468% due 09/25/2036 •	1,524	1,329
6.164% due 05/25/2036 þ	5,110	2,706

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.123% due 05/25/2035 •	8,237	8,004

Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •	339	316
1.048% due 01/25/2036 •	1,780	1,689

CLNC FL1 Ltd.
1.402% due 08/20/2035 •	5,000	4,972

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •	$4,277	$3,971
0.368% due 09/25/2037 ^•	3,455	3,311
0.378% due 04/25/2047 •	6,800	5,706
1.423% due 10/25/2034 •	215	215

Countrywide Asset-Backed Certificates Trust, Inc.
1.198% due 09/25/2034 •	1,590	1,561

Credit Suisse Mortgage Capital Trust
4.125% due 07/25/2058 ~	1,542	1,549

Dryden 36 Senior Loan Fund
1.174% due 04/15/2029 •	8,800	8,789

ECMC Group Student Loan Trust
1.174% due 01/27/2070 •	6,000	6,084

EMC Mortgage Loan Trust
1.248% due 08/25/2040 •	1,515	1,501

First Franklin Mortgage Loan Asset-Backed Certificates
0.973% due 05/25/2034 •	2,478	2,447

First Franklin Mortgage Loan Trust
0.258% due 12/25/2037 •	4,448	4,288
0.308% due 10/25/2036 •	4,536	3,643
0.748% due 11/25/2035 •	415	406
1.333% due 12/25/2034 •	1,475	1,420

Flagship CLO Ltd.
1.080% due 01/16/2026 •	2,119	2,112

Fremont Home Loan Trust
1.198% due 11/25/2034 •	604	599

Galaxy CLO Ltd.
1.437% due 10/15/2030 •	700	700

GSAA Home Equity Trust
0.368% due 03/25/2047 •	3,589	1,790

GSAMP Trust
0.898% due 01/25/2034 •	1,377	1,339
0.928% due 07/25/2045 •	3,300	3,272
2.023% due 08/25/2034 •	4,885	4,737

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •	697	694
1.316% due 10/22/2025 •	763	763

Home Equity Asset Trust
0.388% due 08/25/2037 •	2,236	2,182

Home Equity Mortgage Loan Asset-Backed Trust
0.338% due 07/25/2037 •	9,316	5,212
0.388% due 11/25/2036 •	6,512	5,323

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	4,691	4,543

IXIS Real Estate Capital Trust
0.778% due 02/25/2036 •	2,722	2,738

Jamestown CLO Ltd.
0.927% due 07/15/2026 •	98	98

JPMorgan Mortgage Acquisition Corp.
0.538% due 05/25/2035 •	5,897	5,869

JPMorgan Mortgage Acquisition Trust
0.448% due 07/25/2036 •	1,510	1,418
0.528% due 07/25/2036 •	1,100	1,043

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,190	3,842

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	4,359	4,386
3.750% due 04/25/2059 þ	7,776	7,861

Lehman XS Trust
0.488% due 12/25/2036 •	158	225
4.480% due 06/25/2036 þ	3,065	3,155
6.260% due 11/25/2035 þ	4,331	2,867

Long Beach Mortgage Loan Trust
1.048% due 06/25/2035 •	2,087	2,088

Loomis Sayles CLO Ltd.
1.137% due 04/15/2028 •	4,627	4,612

Lunar Aircraft Ltd.
3.376% due 02/15/2045	2,564	2,434

M360 Advisors LLC
4.395% due 07/24/2028	1,295	1,296

Mariner CLO Ltd.
1.325% due 04/25/2031 ~	3,750	3,742

Merrill Lynch Mortgage Investors Trust
3.754% due 02/25/2037 ^þ	13,132	2,684

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

METAL LLC
4.581% due 10/15/2042	$3,084	$2,473

MF1 Ltd.
1.859% due 11/15/2035 •	7,400	7,421

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	21	22

Mid-State Trust
6.340% due 12/15/2036	3,001	3,184

Morgan Stanley ABS Capital, Inc. Trust
0.218% due 10/25/2036 •	87	53
0.278% due 01/25/2037 •	2,115	1,287
0.288% due 05/25/2037 •	163	143
0.298% due 10/25/2036 •	351	230
0.368% due 11/25/2036 •	3,539	2,231
0.398% due 08/25/2036 •	16,503	10,379
0.648% due 07/25/2036 •	1,758	974
0.928% due 01/25/2035 •	239	236
1.398% due 07/25/2037 •	6,420	6,101

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	3,275	1,662

Mountain View CLO Ltd.
1.037% due 10/15/2026 •	2,031	2,030
1.320% due 10/16/2029 •	3,900	3,879

Navient Private Education Loan Trust
1.330% due 04/15/2069	6,300	6,317

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	3,600	3,640

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.913% due 05/25/2035 •	1,300	1,205

Option One Mortgage Loan Trust
0.328% due 04/25/2037 •	2,642	1,700

Palmer Square Loan Funding Ltd.
1.024% due 02/20/2028 •	7,523	7,490
1.074% due 08/20/2027 •	6,504	6,482

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 ~	2,883	2,898

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,295	1,958

Renaissance Home Equity Loan Trust
0.528% due 11/25/2035 •	993	906
5.586% due 11/25/2036 þ	679	366
5.608% due 05/25/2036 þ	14,277	9,466
6.120% due 11/25/2036 þ	1,196	687

Residential Asset Mortgage Products Trust
2.173% due 03/25/2032 •	1,056	1,032

Residential Asset Securities Corp. Trust
0.368% due 02/25/2037 •	5,500	5,172
0.398% due 04/25/2037 •	5,840	5,806
0.448% due 07/25/2036 •	907	900

S-Jets Ltd.
3.967% due 08/15/2042	5,004	4,875

Santander Retail Auto Lease Trust
2.510% due 01/26/2032	3,500	3,726

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	3,311	3,220

Saxon Asset Securities Trust
0.928% due 05/25/2035 •	595	558
0.943% due 03/25/2035 ^•	920	903
1.898% due 12/25/2037 •	1,014	1,015

Securitized Asset-Backed Receivables LLC Trust
0.728% due 12/25/2035 •	3,395	3,333

Shackleton CLO Ltd.
1.138% due 10/20/2027 •	1,307	1,303

SLM Private Credit Student Loan Trust
0.487% due 12/15/2039 •	3,685	3,533

SLM Student Loan Trust
0.965% due 04/25/2023 •	3,033	2,952
1.115% due 07/25/2023 •	4,668	4,558
1.715% due 04/25/2023 •	3,214	3,214
1.915% due 07/25/2023 •	2,157	2,162

SMB Private Education Loan Trust
0.998% due 09/15/2054 •	4,700	4,674

Sound Point CLO Ltd.
1.289% due 10/20/2028 •(c)	22,750	22,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.398% due 07/25/2037 •	$5,500	$4,690

Specialty Underwriting & Residential Finance Trust
1.753% due 02/25/2035 •	108	108

Sprite Ltd.
4.250% due 12/15/2037	4,502	4,272

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	3,260	3,251

Structured Asset Investment Loan Trust
0.778% due 11/25/2035 •	4,100	4,054
0.853% due 03/25/2034 •	3,543	3,460
1.648% due 11/25/2034 •	7,419	7,445

Structured Asset Securities Corp. Mortgage Loan Trust
1.018% due 07/25/2035 •	3,693	3,636

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •	522	523

TICP CLO Ltd.
1.058% due 04/20/2028 •	8,351	8,335

Tralee CLO Ltd.
1.248% due 10/20/2027 •	4,101	4,091

Venture CLO Ltd.
1.024% due 02/28/2026 •	1,110	1,108
1.117% due 04/15/2027 •	8,300	8,258
1.254% due 08/28/2029 •	13,000	12,963
1.256% due 04/20/2029 •(c)	16,200	16,201
1.448% due 04/20/2029 •	4,000	3,996

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	8,103

WaMu Asset-Backed Certificates WaMu Trust
0.373% due 05/25/2037 •	3,079	2,876

WAVE LLC
3.597% due 09/15/2044	4,679	4,578

Wells Fargo Home Equity Asset-Backed Securities Trust
0.898% due 12/25/2035 •	3,100	3,021
2.698% due 04/25/2035 •	131	136

WhiteHorse Ltd.
1.378% due 07/17/2026 •	546	547

Total Asset-Backed Securities (Cost $531,027)		537,048

SOVEREIGN ISSUES 0.6%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	5,337

Province of Ontario
3.200% due 05/16/2024	750	821

Province of Quebec
2.875% due 10/16/2024	1,750	1,915

Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,304
4.817% due 03/14/2049	250	342

Saudi Government International Bond
4.000% due 04/17/2025	9,500	10,626

Total Sovereign Issues (Cost $20,687)		23,345

	SHARES
PREFERRED SECURITIES 3.1%

BANKING & FINANCE 2.1%

Bank of America Corp.
5.875% due 03/15/2028 •(e)	5,300,000	6,002

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)	2,400,000	2,653

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	8,000,000	8,460
5.000% due 12/01/2027 •(e)	5,500,000	5,878
5.375% due 06/01/2025 •(e)	2,000,000	2,232

Citigroup, Inc.
4.000% due 12/10/2025 •(e)	5,100,000	5,247
5.000% due 09/12/2024 •(e)	1,500,000	1,563

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)	4,250,000	4,632

	SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(e)	4,100,000	$4,317
6.100% due 10/01/2024 •(e)	7,700,000	8,448

MetLife, Inc.
3.792% due 02/01/2021 ~(e)	167,000	167

Northern Trust Corp.
4.600% due 10/01/2026 •(e)	8,700,000	9,309

State Street Corp.
3.814% due 03/15/2021 ~(e)	500,000	499
5.625% due 12/15/2023 •(e)	5,000,000	5,286

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	3,500,000	4,008

U.S. Bancorp
5.300% due 04/15/2027 •(e)	700,000	789

Wells Fargo & Co.
5.875% due 06/15/2025 •(e)	700,000	795
5.900% due 06/15/2024 •(e)	15,000,000	15,972

		86,257

INDUSTRIALS 0.2%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(e)	3,000,000	2,749

General Electric Co.
5.000% due 03/15/2021 •(e)	9,200,000	8,542

		11,291

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	1,196,060	32,118

Total Preferred Securities (Cost $125,228)		129,666

SHORT-TERM INSTRUMENTS 4.6%

REPURCHASE AGREEMENTS (h) 4.6%
		192,118

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Pacific Gas & Electric Co.
1.600% (US0003M + 1.375%) due 11/15/2021 ~	$2,050	2,051

Total Short-Term Instruments (Cost $194,168)		194,169

Total Investments in Securities (Cost $4,678,598)		4,864,339

Total Investments 117.7% (Cost $4,678,598)		$4,864,339

Financial Derivative Instruments (j)(l) (0.0)% (Cost or Premiums, net $(762))		(149)

Other Assets and Liabilities, net (17.7)%		(732,115)

Net Assets 100.0%		$4,132,075

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	57

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 32,229	$32,118	0.77%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	2,000	2,046	0.05
Morgan Stanley	7.500	04/02/2032	02/11/2020	7,693	7,753	0.19

				$ 41,922	$41,917	1.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	01/04/2021	01/05/2021	$93,600	U.S. Treasury Bonds 3.000% due 05/15/2045	$(95,421)	$93,600	$93,600
	0.110	12/31/2020	01/04/2021	72,800	U.S. Treasury Bonds 3.000% due 05/15/2045	(74,431)	72,800	72,801
FICC	0.000	12/31/2020	01/04/2021	1,018	U.S. Treasury Notes 1.625% due 12/31/2021	(1,039)	1,018	1,018
NOM	0.100	12/31/2020	01/04/2021	24,700	U.S. Treasury Bonds 3.125% due 05/15/2048	(25,258)	24,700	24,700

Total Repurchase Agreements						$(196,149)	$192,118	$192,119

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.020%	10/28/2020	TBD	(3)	$(1,788)	$(1,788)

Total Reverse Repurchase Agreements						$(1,788)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.0)%
Uniform Mortgage-Backed Security, TBA	3.000%	01/01/2051	$71,400	$(74,705)	$(74,802)
Uniform Mortgage-Backed Security, TBA	3.000	02/01/2051	73,000	(76,456)	(76,547)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2051	33,470	(35,337)	(35,378)
Uniform Mortgage-Backed Security, TBA	3.500	02/01/2051	96,930	(102,516)	(102,596)

Total Short Sales (7.0)%				$(289,014)	$(289,323)

58	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$166,401	$0	$0	$0	$166,401	$(169,852)	$(3,451)
FICC	1,018	0	0	0	1,018	(1,039)	(21)
JPS	0	(1,788)	0	0	(1,788)	2,270	482
NOM	24,700	0	0	0	24,700	(25,258)	(558)

Total Borrowings and Other Financing Transactions	$192,119	$(1,788)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,788)	$(1,788)

Total Borrowings	$0	$0	$0	$(1,788)	$(1,788)

Payable for reverse repurchase agreements					$(1,788)

(i)	Securities with an aggregate market value of $2,270 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(632) at a weighted average interest rate of 0.020%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt March Futures	03/2021	609	$(112,879)	$(1,236)	$0	$(242)

Total Futures Contracts				$(1,236)	$0	$(242)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2025	2.914%	EUR	6,000	$(982)	$399	$(583)	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD 46,700	$0	$933	$933	$26	$0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025	28,000	0	560	560	15	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025	14,000	0	287	287	8	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	42,400	29	757	786	23	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029	3,500	148	38	186	9	0

						$177	$2,575	$2,752	$81	$0

Total Swap Agreements						$(805)	$2,974	$2,169	$81	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	59

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$50	$81	$131	$0		$(242)		$(3)	$(245)

(k)

Securities with an aggregate market value of $9,312 and cash of $6,098 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $50 for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BPS	01/2021	GBP	1,639	$ 2,189	$0	$(52)

HUS	01/2021	EUR	545	653	0	(13)

Total Forward Foreign Currency Contracts					$0	$(65)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Springleaf Finance Corp.	5.000%	Quarterly	06/20/2022	1.020%	$500	$43	$(13)	$30	$0

Total Swap Agreements							$43	$(13)	$30	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$(52)	$0	$0	$(52)	$(52)	$0	$(52)
GST	0	0	30	30	0	0	0	0	30	0	30
HUS	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)

Total Over the Counter	$0	$0	$30	$30	$(65)	$0	$0	$(65)

60	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$50	$0	$0	$0	$0	$50
Swap Agreements	0	0	0	0	81	81

	$50	$0	$0	$0	$81	$131

Over the counter
Swap Agreements	$0	$30	$0	$0	$0	$30

	$50	$30	$0	$0	$81	$161

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$242	$245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65	$0	$65

	$0	$3	$0	$65	$242	$310

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$955	$955
Swap Agreements	0	26	0	0	90	116

	$0	$26	$0	$0	$1,045	$1,071

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(226)	$0	$(226)
Swap Agreements	0	(3)	0	0	0	(3)

	$0	$(3)	$0	$(226)	$0	$(229)

	$0	$23	$0	$(226)	$1,045	$842

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	61

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)	December 31, 2020	(Unaudited)

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$234	$0	$(1,236)	$(1,002)
Swap Agreements	0	398	0	0	228	626

	$0	$398	$234	$0	$(1,008)	$(376)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(61)	$0	$(61)
Swap Agreements	0	141	0	0	0	141

	$0	$141	$0	$(61)	$0	$80

	$0	$539	$234	$(61)	$(1,008)	$(296)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,666	$2,394	$15,060
Corporate Bonds & Notes
Banking & Finance	0	787,284	0	787,284
Industrials	0	453,571	0	453,571
Utilities	0	82,288	0	82,288
Municipal Bonds & Notes
California	0	20,183	0	20,183
Florida	0	11,664	0	11,664
Illinois	0	8,113	0	8,113
New Jersey	0	10,027	0	10,027
New York	0	9,422	0	9,422
Texas	0	6,518	0	6,518
Virginia	0	6,582	0	6,582
West Virginia	0	8,112	0	8,112
U.S. Government Agencies	0	1,839,372	0	1,839,372
U.S. Treasury Obligations	0	405,119	0	405,119
Non-Agency Mortgage-Backed Securities	0	316,796	0	316,796
Asset-Backed Securities	0	537,048	0	537,048
Sovereign Issues	0	23,345	0	23,345
Preferred Securities
Banking & Finance	0	86,257	0	86,257
Industrials	0	11,291	0	11,291
Utilities	0	0	32,118	32,118

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$192,118	$0	$192,118
Short-Term Notes	0	2,051	0	2,051

Total Investments	$0	$4,829,827	$34,512	$4,864,339

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(289,323)	$0	$(289,323)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	81	0	81
Over the counter	0	30	0	30

	$0	$111	$0	$111

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(242)	(3)	0	(245)
Over the counter	0	(65)	0	(65)

	$(242)	$(68)	$0	$(310)

Total Financial Derivative Instruments	$(242)	$43	$0	$(199)

Totals	$(242)	$4,540,547	$34,512	$4,574,817

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

62	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.6%

CORPORATE BONDS & NOTES 51.6%

BANKING & FINANCE 30.0%

Abu Dhabi Commercial Bank PJSC
2.750% due 10/05/2021	$4,400	$4,471

AerCap Ireland Capital DAC
3.500% due 05/26/2022	628	650
3.950% due 02/01/2022	1,185	1,219
4.450% due 12/16/2021	500	515
4.500% due 05/15/2021	447	453
4.625% due 07/01/2022	650	684
5.000% due 10/01/2021	1,000	1,030

Air Lease Corp.
2.500% due 03/01/2021	600	602
2.750% due 01/15/2023	1,300	1,344
3.500% due 01/15/2022	3,159	3,251

Aircastle Ltd.
5.125% due 03/15/2021	1,000	1,008
5.500% due 02/15/2022	2,200	2,292

Ally Financial, Inc.
1.450% due 10/02/2023	3,300	3,370
4.125% due 02/13/2022	200	208
4.625% due 05/19/2022	300	316

American Tower Corp.
1.300% due 09/15/2025	1,100	1,126
2.250% due 01/15/2022	600	612

Aozora Bank Ltd.
2.550% due 09/09/2022	900	926
3.810% due 09/07/2021	5,300	5,409

Assurant, Inc.
1.501% (US0003M + 1.250%) due 03/26/2021 ~	67	67

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~	5,082	5,121
3.000% due 07/01/2022	1,400	1,448

Aviation Capital Group LLC
0.884% (US0003M + 0.670%) due 07/30/2021 ~	200	198
1.175% (US0003M + 0.950%) due 06/01/2021 ~	4,550	4,522
2.875% due 01/20/2022	918	930
6.750% due 04/06/2021	700	710

Avolon Holdings Funding Ltd.
3.625% due 05/01/2022	1,500	1,533
5.125% due 10/01/2023	400	428
5.500% due 01/15/2023	1,100	1,170

Banco Santander Chile
1.424% (US0003M + 1.200%) due 11/28/2021 ~	3,000	3,002

Bank of New Zealand
3.500% due 02/20/2024	1,000	1,087

Barclays PLC
1.601% (US0003M + 1.380%) due 05/16/2024 ~	6,600	6,690
2.852% due 05/07/2026 •	800	860
4.338% due 05/16/2024 •	3,800	4,114

BGC Partners, Inc.
5.125% due 05/27/2021	250	253

BOC Aviation Ltd.
1.264% (US0003M + 1.050%) due 05/02/2021 ~	1,455	1,454
1.376% (US0003M + 1.125%) due 09/26/2023 ~	1,700	1,688
2.375% due 09/15/2021	1,000	1,006
2.750% due 09/18/2022	1,500	1,532
3.000% due 05/23/2022	1,000	1,022

BPCE S.A.
1.652% due 10/06/2026 •	2,000	2,049

Cantor Fitzgerald LP
6.500% due 06/17/2022	400	432

Citigroup, Inc.
1.165% (US0003M + 0.950%) due 07/24/2023 ~	1,500	1,514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.322% (US0003M + 1.100%) due 05/17/2024 ~	$1,000	$1,014

CK Hutchison International Ltd.
1.875% due 10/03/2021	535	540
2.750% due 03/29/2023	440	459
3.250% due 04/11/2024	3,100	3,321

CNH Industrial Capital LLC
3.875% due 10/15/2021	2,596	2,658

Credit Suisse Group AG
1.460% (US0003M + 1.240%) due 06/12/2024 ~	4,428	4,493
2.193% due 06/05/2026 •	500	523

Danske Bank A/S
1.171% due 12/08/2023 •	1,200	1,206
1.280% (US0003M + 1.060%) due 09/12/2023 ~	3,067	3,077
3.001% due 09/20/2022 •	2,950	2,997

First Abu Dhabi Bank PJSC
1.180% (US0003M + 0.950%) due 04/16/2022 ~	1,800	1,811

Five Corners Funding Trust
4.419% due 11/15/2023	400	444

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~	500	498
1.104% (US0003M + 0.880%) due 10/12/2021 ~	200	198
4.250% due 09/20/2022	1,625	1,680
5.750% due 02/01/2021	500	502

General Motors Financial Co., Inc.
1.080% (US0003M + 0.850%) due 04/09/2021 ~	1,000	1,001
1.550% (US0003M + 1.310%) due 06/30/2022 ~	3,100	3,122
1.779% (US0003M + 1.550%) due 01/14/2022 ~	300	302
3.450% due 01/14/2022	1,516	1,557
3.550% due 07/08/2022	1,500	1,565
4.200% due 11/06/2021	1,000	1,031

Goldman Sachs Group, Inc.
1.325% (US0003M + 1.110%) due 04/26/2022 ~	2,100	2,106
3.000% due 04/26/2022	1,000	1,008

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~	300	300
2.550% due 06/09/2022	300	306
3.550% due 05/21/2021	3,230	3,266
4.050% due 02/04/2022	500	518

HSBC Holdings PLC
1.220% (US0003M + 1.000%) due 05/18/2024 ~	2,000	2,014
1.451% (US0003M + 1.230%) due 03/11/2025 ~	500	507
1.600% (US0003M + 1.380%) due 09/12/2026 ~	2,450	2,492
3.950% due 05/18/2024 •	2,000	2,158

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	600	624

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	1,000	1,004

International Lease Finance Corp.
8.625% due 01/15/2022	500	538

JPMorgan Chase & Co.
3.207% due 04/01/2023 •	600	622

KEB Hana Bank
0.938% (US0003M + 0.700%) due 10/02/2022 ~	500	503

LeasePlan Corp. NV
2.875% due 10/24/2024	4,600	4,865

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	2,800	2,878

Mitsubishi UFJ Financial Group, Inc.
0.848% due 09/15/2024 •	1,000	1,006
1.075% (US0003M + 0.860%) due 07/26/2023 ~	2,000	2,023
2.665% due 07/25/2022	500	518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	$200	$202
3.406% due 02/28/2022	700	720

Mizuho Financial Group, Inc.
0.837% (US0003M + 0.630%) due 05/25/2024 ~	2,000	2,004
1.070% (US0003M + 0.840%) due 07/16/2023 ~	5,273	5,303
1.070% (US0003M + 0.850%) due 09/13/2023 ~	750	754
1.211% (US0003M + 0.990%) due 07/10/2024 ~	1,500	1,516

Morgan Stanley
1.615% (US0003M + 1.400%) due 10/24/2023 ~	4,324	4,407

Nationwide Building Society
3.622% due 04/26/2023 •	1,600	1,663

Natwest Group PLC
1.691% (US0003M + 1.470%) due 05/15/2023 ~	6,300	6,371
4.519% due 06/25/2024 •	2,100	2,294

Navient Corp.
6.625% due 07/26/2021	1,200	1,228

Nissan Motor Acceptance Corp.
0.869% (US0003M + 0.630%) due 09/21/2021 ~	1,200	1,197
0.874% (US0003M + 0.650%) due 07/13/2022 ~	700	695
0.941% due 09/28/2022 •	3,900	3,867
1.114% (US0003M + 0.890%) due 01/13/2022 ~	500	499
2.600% due 09/28/2022	500	513
3.650% due 09/21/2021	1,000	1,018

Nomura Holdings, Inc.
1.851% due 07/16/2025	2,100	2,192
2.648% due 01/16/2025	4,893	5,228

Nordea Bank Abp
1.164% (US0003M + 0.940%) due 08/30/2023 ~	2,000	2,018

OneMain Finance Corp.
6.125% due 05/15/2022	1,300	1,381
7.750% due 10/01/2021	800	843

ORIX Corp.
2.900% due 07/18/2022	500	518
3.200% due 01/19/2022	2,000	2,055
4.050% due 01/16/2024	2,000	2,193

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	3,090	3,098

Piper Jaffray Cos.
4.740% due 10/15/2021	200	200
5.200% due 10/15/2023	600	600

QNB Finance Ltd.
1.214% (US0003M + 1.000%) due 05/02/2022 ~	4,500	4,517
1.664% (US0003M + 1.450%) due 08/11/2021 ~	600	604
2.125% due 09/07/2021	580	586

Reliance Standard Life Global Funding
2.750% due 01/21/2027	3,700	3,893

Santander Holdings USA, Inc.
4.450% due 12/03/2021	200	207

SL Green Operating Partnership LP
1.201% (US0003M + 0.980%) due 08/16/2021 ~	200	200

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	3,061	3,094
3.000% due 07/15/2022	200	205
3.550% due 04/15/2024	1,500	1,595
4.125% due 07/15/2023	900	962

Societe Generale S.A.
1.488% due 12/14/2026 •	4,700	4,743

Standard Chartered PLC
1.319% due 10/14/2023 •	3,800	3,843
1.430% (US0003M + 1.200%) due 09/10/2022 ~	500	502
2.744% due 09/10/2022 •	3,000	3,043

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	63

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Bank of India
4.000% due 01/24/2022	$400	$412

Synchrony Financial
2.850% due 07/25/2022	4,700	4,855

UBS Group AG
1.008% due 07/30/2024 •	1,700	1,717

Wells Fargo & Co.
1.444% (US0003M + 1.230%) due 10/31/2023 ~	3,500	3,556

Weyerhaeuser Co.
7.125% due 07/15/2023	1,600	1,847

		230,529

INDUSTRIALS 17.0%

AbbVie, Inc.
2.300% due 11/21/2022	2,000	2,074

American Airlines Pass-Through Trust
4.000% due 01/15/2027	545	463

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	926

BAT Capital Corp.
3.222% due 08/15/2024	4,500	4,874
3.557% due 08/15/2027	1,017	1,133

Berry Global, Inc.
1.570% due 01/15/2026	3,000	3,030

Boeing Co.
2.200% due 10/30/2022	1,537	1,577
2.700% due 05/01/2022	3,500	3,599
4.508% due 05/01/2023	2,600	2,811

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	1,400	1,432

Boston Scientific Corp.
3.450% due 03/01/2024	500	542

Broadcom Corp.
2.200% due 01/15/2021	400	400

Broadcom, Inc.
3.150% due 11/15/2025	1,200	1,311
3.459% due 09/15/2026	3,738	4,152
4.250% due 04/15/2026	600	688

Carrier Global Corp.
2.242% due 02/15/2025	2,000	2,119

Central Nippon Expressway Co. Ltd.
1.042% due 03/03/2022 •	500	503
1.070% (US0003M + 0.850%) due 09/14/2021 ~	500	502
2.849% due 03/03/2022	1,000	1,026

Charter Communications Operating LLC
1.864% (US0003M + 1.650%) due 02/01/2024 ~	2,700	2,770
4.464% due 07/23/2022	2,000	2,109
4.500% due 02/01/2024	500	555
4.908% due 07/23/2025	1,000	1,162

Cigna Corp.
3.750% due 07/15/2023	665	719

CommonSpirit Health
1.547% due 10/01/2025	3,300	3,393

Conagra Brands, Inc.
4.300% due 05/01/2024	500	560

Continental Airlines Pass-Through Trust
5.983% due 10/19/2023	1,038	1,050

Cox Communications, Inc.
3.250% due 12/15/2022	300	316

Crown Castle Towers LLC
3.222% due 05/15/2042	800	809

Dell International LLC
4.900% due 10/01/2026	1,700	2,008
5.450% due 06/15/2023	500	553

Delta Air Lines, Inc.
3.625% due 03/15/2022	900	926

Energy Transfer Operating LP
4.250% due 03/15/2023	500	532

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equifax, Inc.
1.091% (US0003M + 0.870%) due 08/15/2021 ~	$800	$803
3.600% due 08/15/2021	1,200	1,223

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~	500	501

Gilead Sciences, Inc.
1.200% due 10/01/2027	2,900	2,923

Heathrow Funding Ltd.
4.875% due 07/15/2023	5,594	5,711

Hyundai Capital America
1.150% due 11/10/2022	1,700	1,702
1.170% (US0003M + 0.940%) due 07/08/2021 ~	900	901
1.170% due 07/08/2021 •	580	581
2.450% due 06/15/2021	407	410
2.850% due 11/01/2022	1,900	1,970
3.450% due 03/12/2021	550	553

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,700	1,822
3.500% due 02/11/2023	500	524
3.500% due 07/26/2026	1,300	1,441
3.750% due 07/21/2022	3,000	3,129

Kansas City Southern
3.000% due 05/15/2023	1,100	1,147
3.125% due 06/01/2026	700	768

Kia Motors Corp.
2.625% due 04/21/2021	700	704

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	900	920

Kinder Morgan, Inc.
1.517% (US0003M + 1.280%) due 01/15/2023 ~	3,000	3,031

Leidos, Inc.
2.950% due 05/15/2023	200	211

Marriott International, Inc.
3.125% due 10/15/2021	5,800	5,879

Micron Technology, Inc.
4.185% due 02/15/2027	1,800	2,122

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	1,400	1,465

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~	4,600	4,510

Otis Worldwide Corp.
2.056% due 04/05/2025	2,500	2,652

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	1,000	1,094

PeaceHealth Obligated Group
1.375% due 11/15/2025	700	715

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	1,000	1,090

Reynolds American, Inc.
4.450% due 06/12/2025	1,000	1,139

Ryder System, Inc.
2.875% due 06/01/2022	900	930

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	3,100	3,263

Saudi Arabian Oil Co.
1.250% due 11/24/2023	3,300	3,344

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~	4,276	4,222
3.950% due 06/15/2023	2,800	2,749

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	188	189

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	1,000	1,006

Syngenta Finance NV
3.933% due 04/23/2021	2,100	2,114

Valero Energy Corp.
1.367% (US0003M + 1.150%) due 09/15/2023 ~	3,700	3,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
0.875% due 11/22/2023	$1,700	$1,710

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,000	2,191

Woodside Finance Ltd.
3.650% due 03/05/2025	100	108
3.700% due 09/15/2026	950	1,034
4.600% due 05/10/2021	1,800	1,807

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021	500	510

		131,152

UTILITIES 4.6%

AES Corp.
1.375% due 01/15/2026	4,300	4,342

AT&T, Inc.
1.111% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,113
3.000% due 06/30/2022	500	518

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	522

Enel Finance International NV
4.250% due 09/14/2023	200	219

FirstEnergy Corp.
2.850% due 07/15/2022	3,470	3,528

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	2,100	2,378

Pacific Gas & Electric Co.
1.699% (US0003M + 1.480%) due 06/16/2022 ~	700	700
1.750% due 06/16/2022	5,700	5,717
2.100% due 08/01/2027	800	813
2.950% due 03/01/2026	100	106
3.250% due 06/15/2023	100	104
3.400% due 08/15/2024	200	213
3.750% due 02/15/2024	200	213
3.850% due 11/15/2023	100	106
4.250% due 08/01/2023	300	322

PPL WEM Ltd.
5.375% due 05/01/2021	2,000	2,007

Southern California Gas Co.
2.550% due 02/01/2030	1,800	1,954

Sprint Communications, Inc.
6.000% due 11/15/2022	400	434

Sprint Corp.
7.250% due 09/15/2021	3,100	3,229
7.875% due 09/15/2023	900	1,043

Systems Energy Resources, Inc.
2.140% due 12/09/2025	4,800	4,812

Verizon Communications, Inc.
1.321% (US0003M + 1.100%) due 05/15/2025 ~	1,000	1,028

		35,421

Total Corporate Bonds & Notes (Cost $389,760)		397,102

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	450	489

Total Municipal Bonds & Notes (Cost $450)		489

U.S. GOVERNMENT AGENCIES 7.5%

Fannie Mae
0.875% due 12/18/2026	10,600	10,625
4.000% due 06/01/2042 - 03/01/2047	983	1,067
5.000% due 04/01/2033 - 09/01/2047	3,200	3,492
5.150% due 05/01/2035	46	47

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.350% due 02/01/2035 - 01/01/2038	$541	$578
5.450% due 04/01/2036	128	142
5.500% due 12/01/2028 - 07/01/2050	2,182	2,445
6.000% due 09/01/2028 - 04/01/2048	1,554	1,720
6.500% due 03/01/2026 - 09/01/2048	688	768

Freddie Mac
0.750% due 08/04/2025	10,000	10,005
0.800% due 10/28/2026	6,500	6,503
2.000% due 02/01/2028 - 04/01/2028	7	8
2.209% due 07/15/2035 •	4,600	4,653
2.500% due 06/25/2034 - 10/25/2048	1,211	1,227
5.000% due 01/01/2024 - 02/01/2038	739	805
5.400% due 09/01/2037 - 11/01/2038	542	606
5.490% due 10/01/2038	29	32
5.500% due 11/01/2021 - 06/01/2047	2,216	2,479
5.550% due 06/01/2037 - 07/01/2037	183	205
5.650% due 01/01/2037	41	46
6.000% due 02/01/2028 - 06/01/2037	707	773
6.500% due 08/01/2022 - 10/17/2038	566	649
7.000% due 05/01/2029 - 10/01/2037	98	102

Ginnie Mae
1.153% due 08/16/2039 •	6	6
2.500% due 10/20/2049	1,654	1,684
3.000% due 11/20/2046	146	158
3.500% due 05/20/2042	152	160
3.700% due 04/15/2042	141	149
3.740% due 03/20/2042 - 07/20/2042	224	236
3.750% due 04/15/2042 - 03/20/2044	203	219
4.000% due 04/20/2040 - 06/20/2043	1,184	1,250
4.500% due 08/20/2038 - 11/20/2048	972	1,048
5.000% due 02/20/2039	3	4
5.350% due 12/15/2036 - 01/15/2038	542	599
5.400% due 06/20/2039	91	100
5.500% due 03/20/2034 - 08/20/2041	591	645
6.000% due 09/20/2038	43	47
6.500% due 09/20/2025 - 07/20/2039	41	46
7.000% due 09/15/2024 - 06/20/2039	675	736

Uniform Mortgage-Backed Security
4.000% due 01/01/2049	258	275
4.250% due 11/01/2035 - 01/01/2036	270	291
4.750% due 09/01/2034 - 04/01/2036	562	620
5.340% due 09/01/2029	65	72
6.000% due 06/01/2031	2	3
6.500% due 09/01/2021 - 02/01/2022	2	2

Total U.S. Government Agencies (Cost $56,438)		57,327

U.S. TREASURY OBLIGATIONS 50.6%

U.S. Treasury Notes
0.125% due 05/31/2022 (d)	339,200	339,299
0.125% due 10/31/2022	11,000	11,002
0.125% due 10/15/2023 (h)	6,500	6,496
0.375% due 03/31/2022 (f)	32,400	32,509

Total U.S. Treasury Obligations (Cost $388,837)		389,306

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.0%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	$2,887	$2,890

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	2,511	2,527

AREIT Trust
1.173% due 09/14/2036 •	500	493
2.779% due 04/15/2037 •	1,100	1,115

Bancorp Commercial Mortgage Trust
1.159% due 03/15/2036 •	191	190
1.209% due 09/15/2036 •	362	362

Bear Stearns Adjustable Rate Mortgage Trust
3.007% due 02/25/2033 ~	2	2

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	1,264	1,200
3.369% due 05/25/2035 ~	45	45

BFLD Trust
1.309% due 10/15/2035 •	2,000	2,012

Brass PLC
0.921% due 11/16/2066 •	264	265

BXMT Ltd.
1.553% due 03/15/2037 •	3,900	3,919

Chase Mortgage Finance Trust
2.679% due 02/25/2037 ~	680	690

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.348% due 01/25/2036 •	63	59
0.378% due 10/25/2035 •	353	346
0.448% due 08/25/2035 •	40	40

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	175	177

Countrywide Alternative Loan Trust
0.288% due 06/25/2037 •	86	79

Credit Suisse Mortgage Capital Trust
3.036% due 10/27/2059 ~	1,889	1,910
3.089% due 12/26/2059 ~	1,431	1,438
3.322% due 10/25/2058 ~	179	180

Exantas Capital Corp. Ltd.
1.153% due 04/15/2036 •	620	614

First Horizon Alternative Mortgage Securities Trust
2.641% due 02/25/2035 ~	335	336

GCAT LLC
2.611% due 12/25/2025 þ	2,000	2,003

GCAT Trust
2.650% due 10/25/2068 ~	802	831

GSR Mortgage Loan Trust
2.080% due 08/25/2033 •	124	118
3.245% due 09/25/2035 ~	8	8

Holmes Master Issuer PLC
0.657% due 10/15/2054 •	539	539

Impac CMB Trust
0.788% due 03/25/2035 •	157	157

JPMorgan Chase Commercial Mortgage Securities Trust
1.609% due 12/15/2031 •	2,000	1,961
3.379% due 09/15/2050	300	320

JPMorgan Mortgage Trust
3.468% due 07/25/2035 ~	354	352

Lanark Master Issuer PLC
1.026% due 12/22/2069 •	1,520	1,523

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	2,239	2,252

MASTR Adjustable Rate Mortgages Trust
3.109% due 04/21/2034 ~	29	29

Merrill Lynch Mortgage Investors Trust
0.608% due 04/25/2029 •	254	249
2.758% due 12/25/2035 ~	414	403

MF1 Ltd.
1.278% due 12/25/2034 •	2,000	1,989

MFA Trust
1.381% due 04/25/2065 ~	1,887	1,890

Morgan Stanley Mortgage Loan Trust
1.228% due 11/25/2035 •	755	720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	$3,411	$3,591
2.750% due 11/25/2059 ~	3,980	4,189
3.500% due 12/25/2057 ~	2,544	2,698
3.500% due 10/25/2059 ~	807	865
4.500% due 05/25/2058 ~	193	209

One New York Plaza Trust
1.109% due 01/15/2026 •	3,700	3,714

Sequoia Mortgage Trust
0.552% due 07/20/2036 •	1,133	1,100
0.812% due 06/20/2033 •	2	2
0.866% due 11/22/2024 •	1	1

Silverstone Master Issuer PLC
0.779% due 01/21/2070 •	144	144

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	1,773	1,788

Structured Asset Mortgage Investments Trust
0.732% due 07/19/2034 •	6	6
0.812% due 09/19/2032 •	12	12

Thornburg Mortgage Securities Trust
3.335% due 04/25/2045 ~	70	70

VMC Finance LLC
1.073% due 10/15/2035 •	637	633
1.253% due 09/15/2036 •	1,008	997

WaMu Mortgage Pass-Through Certificates Trust
0.548% due 06/25/2044 •	665	648
0.768% due 01/25/2045 •	16	16
1.008% due 10/25/2045 •	126	125
1.589% due 06/25/2046 •	40	39
3.097% due 07/25/2037 ^~	576	558
3.746% due 06/25/2033 ~	2	2

Wells Fargo Commercial Mortgage Trust
1.299% due 01/15/2035 •	2,200	2,163
4.218% due 07/15/2046 ~	1,000	1,076

Wells Fargo-RBS Commercial Mortgage Trust
1.603% due 06/15/2044 •	345	345

Total Non-Agency Mortgage-Backed Securities (Cost $60,783)		61,224

ASSET-BACKED SECURITIES 13.5%

Arbor Realty Commercial Real Estate Notes Ltd.
1.309% due 05/15/2037 •	300	300

Asset-Backed Securities Corp. Home Equity Loan Trust
0.958% due 06/25/2034 •	88	86

Bear Stearns Asset-Backed Securities Trust
0.883% due 09/25/2035 •	1,304	1,300
0.948% due 10/27/2032 •	32	31
1.048% due 08/25/2034 •	630	615

Bear Stearns Second Lien Trust
1.498% due 01/25/2036 •	489	489

BlueMountain CLO Ltd.
1.554% due 04/13/2027 •	74	74

Carrington Mortgage Loan Trust
1.338% due 10/20/2029 •	3,200	3,192

Cent CLO Ltd.
1.543% due 10/29/2025 •	71	71

Chase Funding Trust
0.748% due 07/25/2033 •	210	202

CIFC Funding Ltd.
1.075% due 10/25/2027 •	293	292

Countrywide Asset-Backed Certificates
0.598% due 03/25/2036 •	275	266

Countrywide Asset-Backed Certificates Trust
1.198% due 11/25/2035 •	649	649

Crown Point CLO Ltd.
1.158% due 07/17/2028 •	623	622

Dryden 36 Senior Loan Fund
1.174% due 04/15/2029 •	3,600	3,595

Dryden Senior Loan Fund
1.137% due 10/15/2027 •	589	588

Finance America Mortgage Loan Trust
0.973% due 08/25/2034 •	165	163

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	65

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.468% due 04/25/2036 •	$1,335	$1,299
0.898% due 11/25/2034 •	208	206
1.078% due 07/25/2034 •	581	582

GoldentTree Loan Management U.S. CLO Ltd.
1.168% due 04/20/2029 •	3,500	3,500

Greystone Commercial Real Estate Notes Ltd.
1.339% due 09/15/2037 •	1,000	993

GSAA Home Equity Trust
0.688% due 07/25/2037 •	347	339

GSAMP Trust
0.408% due 06/25/2036 •	1,000	968

Home Equity Asset Trust
1.198% due 11/25/2034 •	871	868

LCM LP
1.258% due 10/20/2027 •	500	500

LoanCore Issuer Ltd.
1.289% due 05/15/2036 •	700	697

MF1 Ltd.
1.859% due 11/15/2035 •	2,000	2,006

Morgan Stanley ABS Capital, Inc. Trust
1.948% due 03/25/2034 •	49	49

Nassau Ltd.
1.387% due 10/15/2029 •	2,000	1,988
2.383% due 07/20/2029 •	1,000	1,004

Navient Private Education Loan Trust
0.000% due 04/15/2069 •	3,500	3,505
1.359% due 12/15/2028 •	338	340

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	4,991	5,031
1.310% due 01/15/2069	2,150	2,174
1.690% due 05/15/2069	4,690	4,791
2.460% due 11/15/2068	1,200	1,258

New Century Home Equity Loan Trust
1.078% due 11/25/2034 •	481	469

NovaStar Mortgage Funding Trust
0.808% due 01/25/2036 •	843	838

Ocean Trails CLO
1.387% due 07/15/2028 •	1,357	1,357

Option One Mortgage Loan Trust
0.688% due 08/25/2032 •	162	159

Palmer Square CLO Ltd.
1.071% due 08/15/2026 •	516	516

Palmer Square Loan Funding Ltd.
0.837% due 04/15/2026 •	889	887
1.024% due 02/20/2028 •	2,200	2,190
1.188% due 04/20/2027 •	3,069	3,065

PFS Financing Corp.
0.930% due 08/15/2024	500	503

Popular ABS Mortgage Pass-Through Trust
0.398% due 06/25/2047 ^•	290	287

RAAC Trust
0.698% due 01/25/2046 •	860	856

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
1.198% due 06/25/2035 •	$1,528	$1,534
1.243% due 03/25/2035 •	253	249

Saxon Asset Securities Trust
0.868% due 05/25/2035 •	195	191

Securitized Asset-Backed Receivables LLC Trust
0.733% due 10/25/2035 •	347	345
0.823% due 01/25/2035 •	143	137

SLM Student Loan Trust
0.965% due 04/25/2023 •	410	399
1.715% due 04/25/2023 •	238	238
1.915% due 07/25/2023 •	205	206

SMB Private Education Loan Trust
0.998% due 09/15/2054 •	7,200	7,179
1.600% due 09/15/2054	1,800	1,823
2.230% due 09/15/2037	2,800	2,910
2.980% due 07/15/2027	618	629

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	133	138

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	1,659	1,696

Soundview Home Loan Trust
0.823% due 06/25/2035 •	762	759

SP-Static CLO Ltd.
1.616% due 07/22/2028 •	2,373	2,374

Structured Asset Investment Loan Trust
0.698% due 09/25/2034 •	1,851	1,787
0.853% due 03/25/2034 •	726	709

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •	1,040	1,018

Towd Point Mortgage Trust
0.748% due 02/25/2057 •	322	321
1.148% due 05/25/2058 •	2,142	2,159
1.148% due 10/25/2059 •	1,425	1,433
1.636% due 04/25/2060 ~	5,314	5,414
2.710% due 01/25/2060 ~	1,903	1,972
3.000% due 11/25/2058 ~	715	733
3.000% due 11/25/2059 ~	2,381	2,408

Tralee CLO Ltd.
1.328% due 10/20/2028 •	1,400	1,400

Venture CLO Ltd.
1.256% due 04/20/2029 •(a)	2,400	2,400
1.448% due 04/20/2029 •	2,400	2,398

Wells Fargo Home Equity Asset-Backed Securities Trust
1.093% due 03/25/2035 •	546	547

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.748% due 04/25/2034 •	1,395	1,354

WhiteHorse Ltd.
1.148% due 04/17/2027 •	307	307
1.378% due 07/17/2026 •	58	58

Zais CLO Ltd.
1.387% due 04/15/2028 •	1,220	1,216

Total Asset-Backed Securities (Cost $103,490)		104,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.213% (US0003M + 1.000%) due 08/21/2022 ~	$1,000	$999

Total Sovereign Issues (Cost $999)		999

	SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
3.684% (US0003M + 3.470%) due 04/30/2021 ~(b)	761,000	756

Total Preferred Securities (Cost $761)		756

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.1%

COMMERCIAL PAPER 0.5%

Shell International Finance B.V.
2.300% due 01/19/2021	$4,000	4,000

REPURCHASE AGREEMENTS (c) 4.4%
		33,709

MUNICIPAL BONDS & NOTES 0.2%

Illinois State General Obligation Notes, Series 2020
4.875% due 05/01/2021	1,200	1,216

Total Municipal Bonds & Notes (Cost $1,200)		1,216

Total Short-Term Instruments (Cost $38,906)		38,925

Total Investments in Securities (Cost $1,040,424)		1,050,329

Total Investments 136.6% (Cost $1,040,424)		$1,050,329

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $(3,035))		(438)

Other Assets and Liabilities, net (36.5)%		(280,857)

Net Assets 100.0%		$769,034

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	12/31/2020	01/04/2021	$1,085	U.S. Treasury Notes 1.625% due 12/31/2021	$(1,106)	$1,085	$1,085
JPS	0.080	12/29/2020	01/05/2021	4,583	U.S. Treasury Notes 0.625% due 05/15/2030	(4,596)	4,582	4,582
	0.080	12/23/2020	01/13/2021	23,042	U.S. Treasury Notes 0.250% due 06/30/2025	(23,039)	23,042	23,043
TDM	0.090	12/31/2020	01/04/2021	5,000	U.S. Treasury Notes 2.000% due 11/30/2022	(5,116)	5,000	5,000

Total Repurchase Agreements						$(33,857)	$33,709	$33,710

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
IND	0.150%	12/29/2020	01/05/2021	$(269,500)	$(269,507)

Total Reverse Repurchase Agreements					$(269,507)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (3.6)%
U.S. Treasury Notes	0.250%	06/30/2025	$23,100	$(23,078)	$(23,068)
U.S. Treasury Notes	0.625	05/15/2030	4,700	(4,647)	(4,597)

Total Short Sales (3.6)%				$(27,725)	$(27,665)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,085	$0	$0	$0	$1,085	$(1,106)	$(21)
IND	0	(269,507)	0	0	(269,507)	269,579	72
JPS	27,625	0	0	0	27,625	(27,635)	(10)
TDM	5,000	0	0	0	5,000	(5,116)	(116)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(23,068)	(23,068)	0	(23,068)
TDL	0	0	0	(4,597)	(4,597)	0	(4,597)

Total Borrowings and Other Financing Transactions	$33,710	$(269,507)	$0	$(27,665)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(269,507)	$0	$0	$(269,507)

Total Borrowings	$0	$(269,507)	$0	$0	$(269,507)

Payable for reverse repurchase agreements					$(269,507)

(d)	Securities with an aggregate market value of $269,579 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	67

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(306,551) at a weighted average interest rate of 0.134%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $34 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2021	2,048	$452,560	$397	$48	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2021	319	$(40,246)	$(110)	$0	$(15)
U.S. Treasury 10-Year Note March Futures	03/2021	96	(13,256)	(26)	0	(11)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2021	28	(4,378)	(16)	0	(6)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2021	30	(6,407)	50	0	(22)

				$(102)	$0	$(54)

Total Futures Contracts				$295	$48	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$52,500	$(2,592)	$(2,406)	$(4,998)	$0	$(104)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$18,000	$0	$(10)	$(10)	$1	$0
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	13,800	0	(7)	(7)	0	0

					$0	$(17)	$(17)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	Semi-Annual	12/16/2027	12,500	$(370)	$68	$(302)	$0	$(11)

Total Swap Agreements						$(2,962)	$(2,355)	$(5,317)	$1	$(115)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$48	$1	$49	$0		$(54)		$(115)	$(169)

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

(f)

Securities with an aggregate market value of $2,398 and cash of $2,539 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2021	AUD	8,002		$5,909	$0	$(261)
	01/2021		$10,184	JPY	1,059,162	74	0

BRC	01/2021	JPY	327,800		$3,173	0	(2)

CBK	01/2021		$991	JPY	103,259	9	0

GLM	01/2021	JPY	1,937,800		$18,722	0	(45)
	02/2021		$18,728	JPY	1,937,800	46	0

HUS	01/2021		14,751	AUD	19,475	264	0
	01/2021		1,831	JPY	190,760	17	0

JPM	01/2021	AUD	6,049		$4,451	0	(213)

MYI	01/2021		$899	JPY	93,700	8	0

SCX	01/2021	AUD	3,532		$2,602	0	(121)
	01/2021		$7,448	AUD	10,035	289	0

TOR	01/2021		7,848	JPY	818,719	81	0

UAG	01/2021	AUD	11,887		$8,739	0	(425)

Total Forward Foreign Currency Contracts						$788	$(1,067)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	1,700	$ (1)	$ 0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	$101.563	01/07/2021	1,400	$(5)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 01/01/2051	101.672	01/07/2021	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	1,600	(5)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 03/01/2051	102.906	03/11/2021	1,400	(5)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.367	01/14/2021	2,900	(13)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2051	103.594	01/14/2021	1,700	(7)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 02/01/2051	103.773	02/11/2021	3,500	(6)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 03/01/2051	104.000	03/11/2021	1,200	(2)	(6)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051 «	104.125	04/14/2021	1,400	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.188	02/04/2021	2,500	(6)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 02/01/2051	102.266	02/04/2021	2,700	(6)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.125	03/04/2021	800	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	102.141	03/04/2021	1,200	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 03/01/2051	104.141	03/04/2021	1,200	(1)	(2)

					$(72)	$(39)

Total Written Options					$(73)	$(39)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	69

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$74	$0	$0	$74	$(261)	$0	$0	$(261)	$(187)	$0	$(187)
BRC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
CBK	9	0	0	9	0	0	0	0	9	0	9
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	46	0	0	46	(45)	0	0	(45)	1	0	1
HUS	281	0	0	281	0	0	0	0	281	0	281
JPM	0	0	0	0	(213)	(38)	0	(251)	(251)	0	(251)
MYI	8	0	0	8	0	0	0	0	8	0	8
SCX	289	0	0	289	(121)	0	0	(121)	168	0	168
TOR	81	0	0	81	0	0	0	0	81	0	81
UAG	0	0	0	0	(425)	0	0	(425)	(425)	266	(159)

Total Over the Counter	$788	$0	$0	$788	$(1,067)	$(39)	$0	$(1,106)

(h)

Securities with an aggregate market value of $266 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$49	$49

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$788	$0	$788

	$0	$0	$0	$788	$49	$837

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	104	0	0	11	115

	$0	$104	$0	$0	$65	$169

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,067	$0	$1,067
Written Options	0	0	0	0	39	39

	$0	$0	$0	$1,067	$39	$1,106

	$0	$104	$0	$1,067	$104	$1,275

70	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	420	420
Swap Agreements	0	(3,580)	0	0	(337)	(3,917)

	$0	$(3,580)	$0	$0	$81	$(3,499)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,535)	$0	$(1,535)
Written Options	0	0	0	0	216	216
Swap Agreements	0	0	0	0	988	988

	$0	$0	$0	$(1,535)	$1,204	$(331)

	$0	$(3,580)	$0	$(1,535)	$1,285	$(3,830)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	(74)	0	295	221
Swap Agreements	0	(984)	0	0	429	(555)

	$0	$(984)	$(74)	$0	$726	$(332)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Written Options	0	2	0	0	15	17
Swap Agreements	0	0	0	0	(312)	(312)

	$0	$2	$0	$33	$(297)	$(262)

	$0	$(982)	$(74)	$33	$429	$(594)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$230,529	$0	$230,529
Industrials	0	131,152	0	131,152
Utilities	0	35,421	0	35,421
Municipal Bonds & Notes
Illinois	0	489	0	489
U.S. Government Agencies	0	57,327	0	57,327
U.S. Treasury Obligations	0	389,306	0	389,306
Non-Agency Mortgage-Backed Securities	0	61,224	0	61,224
Asset-Backed Securities	0	104,201	0	104,201
Sovereign Issues	0	999	0	999
Preferred Securities
Banking & Finance	0	756	0	756
Short-Term Instruments
Commercial Paper	0	4,000	0	4,000
Repurchase Agreements	0	33,709	0	33,709
Municipal Bonds & Notes	0	1,216	0	1,216

Total Investments	$0	$1,050,329	$0	$1,050,329

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(27,665)	$0	$(27,665)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	48	1	0	49
Over the counter	0	788	0	788

	$48	$789	$0	$837

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(54)	(115)	0	(169)
Over the counter	0	(1,102)	(4)	(1,106)

	$(54)	$(1,217)	$(4)	$(1,275)

Total Financial Derivative Instruments	$(6)	$(428)	$(4)	$(438)

Totals	$(6)	$1,022,236	$(4)	$1,022,226

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	71

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.0%

CORPORATE BONDS & NOTES 50.6%

BANKING & FINANCE 33.9%

AerCap Ireland Capital DAC
4.500% due 05/15/2021	$675	$684

AIA Group Ltd.
0.759% (US0003M + 0.520%) due 09/20/2021 ~	1,200	1,200

Aircastle Ltd.
5.125% due 03/15/2021	650	655

Allstate Corp.
0.681% (US0003M + 0.430%) due 03/29/2021 ~	235	235
0.881% (US0003M + 0.630%) due 03/29/2023 ~	300	303

Ally Financial, Inc.
4.250% due 04/15/2021	1,858	1,877

American Express Co.
0.747% (US0003M + 0.525%) due 05/17/2021 ~	310	310
0.824% (US0003M + 0.610%) due 08/01/2022 ~	400	403

American Tower Corp.
4.700% due 03/15/2022	766	804

Aozora Bank Ltd.
2.550% due 09/09/2022	800	823

Aviation Capital Group LLC
0.884% (US0003M + 0.670%) due 07/30/2021 ~	300	297
1.175% (US0003M + 0.950%) due 06/01/2021 ~	1,071	1,064

Bank of America Corp.
3.499% due 05/17/2022 •	589	596

Barclays PLC
1.651% (US0003M + 1.430%) due 02/15/2023 ~	400	403
1.849% (US0003M + 1.625%) due 01/10/2023 ~	1,900	1,916

BBVA USA
3.500% due 06/11/2021	1,500	1,517

Boston Properties LP
4.125% due 05/15/2021	2,400	2,410

Brixmor Operating Partnership LP
1.264% (US0003M + 1.050%) due 02/01/2022 ~	1,400	1,399

Canadian Imperial Bank of Commerce
0.889% (SOFRRATE + 0.800%) due 03/17/2023 ~	900	909

Caterpillar Financial Services Corp.
0.526% (US0003M + 0.300%) due 03/08/2021 ~	500	500

Citigroup, Inc.
1.678% due 05/15/2024 •	1,000	1,031

CNH Industrial Capital LLC
4.875% due 04/01/2021	898	907

DBS Group Holdings Ltd.
0.835% (US0003M + 0.620%) due 07/25/2022 ~	2,100	2,112

ERP Operating LP
4.625% due 12/15/2021	1,494	1,537

European Investment Bank
0.377% (SOFRRATE + 0.290%) due 06/10/2022 ~	500	501

Goldman Sachs Group, Inc.
0.994% (US0003M + 0.780%) due 10/31/2022 ~	800	803

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	2,550	2,560

ING Groep NV
1.401% (US0003M + 1.150%) due 03/29/2022 ~	600	606

Intercontinental Exchange, Inc.
0.867% (US0003M + 0.650%) due 06/15/2023 ~	500	502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
6.500% due 02/24/2021	$1,557	$1,569

Jackson National Life Global Funding
0.529% (US0003M + 0.310%) due 03/16/2021 ~	250	250
0.701% (US0003M + 0.480%) due 06/11/2021 ~	500	501

John Deere Capital Corp.
0.490% (US0003M + 0.260%) due 09/10/2021 ~	28	28

JPMorgan Chase & Co.
0.653% due 09/16/2024 •	300	302
1.445% (US0003M + 1.230%) due 10/24/2023 ~	1,256	1,279

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.371% (US0003M + 0.120%) due 09/27/2021 ~	1,500	1,501

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	500	506

Mitsubishi UFJ Financial Group, Inc.
1.005% (US0003M + 0.790%) due 07/25/2022 ~	779	786

Mizuho Financial Group, Inc.
1.015% (US0003M + 0.790%) due 03/05/2023 ~	2,200	2,217

Morgan Stanley
1.615% (US0003M + 1.400%) due 10/24/2023 ~	500	510

National Bank of Canada
0.550% due 11/15/2024 •	500	502

Nationwide Building Society
2.450% due 07/27/2021	700	709

Natwest Group PLC
1.691% (US0003M + 1.470%) due 05/15/2023 ~	1,300	1,315
2.359% due 05/22/2024 •	400	416

NatWest Markets PLC
1.651% (US0003M + 1.400%) due 09/29/2022 ~	600	608

NTT Finance Corp.
1.900% due 07/21/2021	2,000	2,015

ORIX Corp.
2.650% due 04/13/2021	1,600	1,609
3.200% due 01/19/2022	500	514

PNC Bank N.A.
0.666% (US0003M + 0.450%) due 07/22/2022 ~	500	501

Royal Bank of Canada
0.578% (US0003M + 0.360%) due 01/17/2023 ~	547	550

Skandinaviska Enskilda Banken AB
0.865% (US0003M + 0.645%) due 12/12/2022 ~	500	504

SL Green Operating Partnership LP
1.201% (US0003M + 0.980%) due 08/16/2021 ~	940	938

Sumitomo Mitsui Financial Group, Inc.
0.958% (US0003M + 0.740%) due 01/17/2023 ~	345	347

Toronto-Dominion Bank
0.540% (SOFRRATE + 0.450%) due 09/28/2023 ~	1,000	1,003

UBS Group AG
1.171% (US0003M + 0.950%) due 08/15/2023 ~	500	505
1.433% due 05/23/2023 •	1,000	1,012

United Overseas Bank Ltd.
0.689% (US0003M + 0.480%) due 04/23/2021 ~	650	651
3.200% due 04/23/2021	605	610

USAA Capital Corp.
1.500% due 05/01/2023	1,000	1,026

		53,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 14.4%

BMW U.S. Capital LLC
0.631% (US0003M + 0.410%) due 04/12/2021 ~		$400	$400
0.714% (US0003M + 0.500%) due 08/13/2021 ~		925	927
1.850% due 09/15/2021		292	295

Bureau Veritas S.A.
3.125% due 01/21/2021	EUR	1,000	1,223

Campbell Soup Co.
0.847% (US0003M + 0.630%) due 03/15/2021 ~		$1,387	1,388

Celgene Corp.
3.550% due 08/15/2022		1,000	1,044

CRH America, Inc.
5.750% due 01/15/2021		1,298	1,300

CVS Health Corp.
0.950% (US0003M + 0.720%) due 03/09/2021 ~		650	651

Danone S.A.
2.077% due 11/02/2021		1,155	1,169

Fiserv, Inc.
4.750% due 06/15/2021		225	230

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,850	1,860
5.750% due 02/15/2021 (e)		526	529

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~		1,900	1,905

General Mills, Inc.
0.770% (US0003M + 0.540%) due 04/16/2021 ~		1,195	1,197

Gilead Sciences, Inc.
0.771% (US0003M + 0.520%) due 09/29/2023 ~		600	602

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		1,000	1,013

Komatsu Finance America, Inc.
2.437% due 09/11/2022		800	827

Reckitt Benckiser Treasury Services PLC
0.798% (US0003M + 0.560%) due 06/24/2022 ~		700	703

Rogers Communications, Inc.
0.836% (US0003M + 0.600%) due 03/22/2022 ~		700	705
5.340% due 03/22/2021	CAD	1,600	1,270

Smith’s Group PLC
3.625% due 10/12/2022		$1,783	1,869

Telefonica Emisiones S.A.
5.462% due 02/16/2021		1,600	1,609

			22,716

UTILITIES 2.3%

AES Corp.
1.375% due 01/15/2026		500	505

Enel Finance International NV
2.875% due 05/25/2022		2,000	2,064

SingTel Group Treasury Pte Ltd.
4.500% due 09/08/2021		1,000	1,027

			3,596

Total Corporate Bonds & Notes (Cost $79,421)			79,960

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.5%

California Municipal Finance Authority Revenue Notes, Series 2020
1.486% due 11/01/2022		750	759

Total Municipal Bonds & Notes (Cost $750)			759

72	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 24.5%

Fannie Mae
0.498% due 10/25/2058 ~		$1,368	$1,374
0.499% due 08/25/2044		1,622	1,615
0.598% due 03/25/2049		713	716
0.598% due 11/25/2059 •		1,597	1,607
0.648% due 05/25/2046 - 11/25/2059 •		3,695	3,726
0.698% due 12/25/2059 •		4,629	4,698

Freddie Mac
0.459% due 08/15/2040 •		1,853	1,859
0.559% due 09/15/2045 •		863	869
0.598% due 09/25/2049 ~		725	729
0.609% due 11/15/2044 •		2,604	2,601
0.648% due 12/25/2049 •		3,011	3,030
0.700% due 08/18/2025 - 12/23/2025		6,000	6,005
0.750% due 07/28/2025 - 08/04/2025		9,000	9,004
0.759% due 01/15/2054 •		862	873
2.500% due 06/25/2034		75	75

Total U.S. Government Agencies (Cost $38,653)			38,781

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Hawksmoor Mortgage Funding PLC
1.104% due 05/25/2053 •	GBP	338	463

MFA Trust
1.381% due 04/25/2065 ~		$377	378

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		697	698

Stratton Mortgage Funding PLC
0.841% due 03/12/2044 •	GBP	713	975

Total Non-Agency Mortgage-Backed Securities (Cost $2,427)			2,514

ASSET-BACKED SECURITIES 11.4%

Apres Static CLO Ltd.
1.290% due 10/15/2028 •		$600	599

Canyon Capital CLO Ltd.
1.487% due 04/15/2029 •		600	600

Dell Equipment Finance Trust
1.983% due 05/21/2021		61	62

Dryden 36 Senior Loan Fund
1.174% due 04/15/2029 •		600	599

Dryden Senior Loan Fund
1.137% due 10/15/2027 •		673	671

GMF Canada Leasing Trust
0.912% due 07/20/2023	CAD	1,000	788

Golden Credit Card Trust
0.509% due 10/15/2023 •		$500	501

Jamestown CLO Ltd.
1.388% due 10/20/2028 •		700	699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KVK CLO Ltd.
1.129% due 01/14/2028 •	$332	$330

Limerock CLO LLC
1.418% due 10/20/2026 •	1,089	1,090

Mountain Hawk CLO Ltd.
1.418% due 04/18/2025 •	177	177

Nassau Ltd.
1.387% due 10/15/2029 •	500	497

Navient Private Education Loan Trust
1.153% due 04/15/2069 •	500	501
1.409% due 02/15/2029 •	598	601

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	500	505
2.390% due 05/15/2068	269	270

Navient Student Loan Trust
1.198% due 06/25/2065 •	248	249

OCP CLO Ltd.
1.338% due 07/20/2029 •	600	601

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024	701	712
3.300% due 05/10/2024	213	215

OZLM Ltd.
1.264% due 04/30/2027 •	679	678

SLM Student Loan Trust
0.325% due 01/27/2025 •	109	109

SMB Private Education Loan Trust
0.448% due 09/15/2054 •	625	624

SoFi Consumer Loan Program Trust
3.540% due 11/26/2027	65	65
3.670% due 08/25/2027	30	30

SoFi Professional Loan Program LLC
1.098% due 01/25/2039 •	493	496
1.248% due 10/27/2036 •	376	378
2.630% due 07/25/2040	255	260

Tesla Auto Lease Trust
0.550% due 05/22/2023	967	969
2.130% due 04/20/2022	665	671
2.200% due 11/21/2022	1,000	1,025

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~	654	697

Trestles CLO Ltd.
1.505% due 07/25/2029 •	600	601

Trillium Credit Card Trust
0.518% due 12/26/2024 •	580	582

Venture CLO Ltd.
1.288% due 07/19/2028 •	662	661

Total Asset-Backed Securities (Cost $18,067)		18,113

SOVEREIGN ISSUES 0.1%

Korea Development Bank
0.959% (US0003M + 0.725%) due 07/06/2022 ~	140	141

Total Sovereign Issues (Cost $141)		141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.3%

SHORT-TERM NOTES 0.3%

Southern California Edison Co.
0.501% (US0003M + 0.270%) due 12/03/2021 ~		$500	$500

JAPAN TREASURY BILLS 6.8%
(0.092)% due 03/01/2021 - 03/15/2021 (a)(b)	JPY	1,112,000	10,772

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.084% due 03/16/2021 (b)(c)(h)		$272	272

Total Short-Term Instruments (Cost $11,441)			11,544

Total Investments in Securities (Cost $150,900)			151,812

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

MUTUAL FUNDS 0.1%

PIMCO Government Money Market Fund
0.150% (d)(e)(f)		104,800	105

Total Short-Term Instruments (Cost $105)			105

Total Investments in Affiliates (Cost $105)			105

Total Investments 96.1% (Cost $151,005)			$151,917

Financial Derivative Instruments (g) (0.2)% (Cost or Premiums, net $0)			(292)

Other Assets and Liabilities, net 4.1%			6,501

Net Assets 100.0%			$158,126

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Institutional Class Shares of each Fund.
(e)

Securities with an aggregate market value of $103 were out on loan in exchange for $105 of cash collateral as of December 31, 2020. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(f)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	73

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
FOB	$0	$0	$0	$103	$103	$(105)	$(2)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$103

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Corporate Bonds & Notes	$105	$0	$0	$0	$105

Total Borrowings	$105	$0	$0	$0	$105

Payable for securities on loan - cash collateral					$105

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(359) at a weighted average interest rate of 0.190%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	01/2021	EUR	1,000	$1,085	$0	$(137)
	02/2021	GBP	1,075	1,418	0	(53)
	03/2021	CAD	1,600	1,253	0	(4)
	03/2021	JPY	800,000	7,698	0	(56)

GLM	03/2021		312,000	3,004	0	(20)

HUS	02/2021	CAD	1,000	763	0	(22)

Total Forward Foreign Currency Contracts					$0	$(292)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(250)	$0	$0	$(250)	$(250)	$272	$22
GLM	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
HUS	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)

Total Over the Counter	$0	$0	$0	$0	$(292)	$0	$0	$(292)

(h)

Securities with an aggregate market value of $272 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$292	$0	$292

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(34)	$0	$(34)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(248)	$0	$(248)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$53,648	$0	$53,648
Industrials	0	22,716	0	22,716
Utilities	0	3,596	0	3,596
Municipal Bonds & Notes
California	0	759	0	759
U.S. Government Agencies	0	38,781	0	38,781
Non-Agency Mortgage-Backed Securities	0	2,514	0	2,514
Asset-Backed Securities	0	18,113	0	18,113
Sovereign Issues	0	141	0	141
Short-Term Instruments
Short-Term Notes	0	500	0	500
Japan Treasury Bills	0	10,772	0	10,772
U.S. Treasury Cash Management Bills	0	272	0	272

	$0	$151,812	$0	$151,812

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$105	$0	$0	$105

Total Investments	$105	$151,812	$0	$151,917

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(292)	$0	$(292)

Total Financial Derivative Instruments	$0	$(292)	$0	$(292)

Totals	$105	$151,520	$0	$151,625

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	75

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

CORPORATE BONDS & NOTES 52.8%

BANKING & FINANCE 35.3%

ABN AMRO Bank NV
1.018% (US0003M + 0.800%) due 07/19/2022 ~	$4,400	$4,442

AerCap Ireland Capital DAC
4.450% due 12/16/2021	500	515
4.500% due 05/15/2021	33,078	33,495
5.000% due 10/01/2021	17,016	17,520

AIA Group Ltd.
0.759% (US0003M + 0.520%) due 09/20/2021 ~	65,464	65,455

AIG Global Funding
0.711% (US0003M + 0.460%) due 06/25/2021 ~	20,400	20,441

Air Lease Corp.
2.500% due 03/01/2021	500	502
3.375% due 06/01/2021	1,700	1,718

Aircastle Ltd.
5.125% due 03/15/2021	9,806	9,885

Ally Financial, Inc.
4.250% due 04/15/2021	26,341	26,614

American Express Co.
0.824% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,304
0.844% (US0003M + 0.620%) due 05/20/2022 ~	37,000	37,241

American Honda Finance Corp.
0.520% (US0003M + 0.290%) due 12/10/2021 ~	33,000	33,069
0.571% (US0003M + 0.350%) due 06/11/2021 ~	5,363	5,370
0.671% (US0003M + 0.450%) due 02/15/2022 ~	29,600	29,733
0.791% (US0003M + 0.540%) due 06/27/2022 ~	79,300	79,788

Asian Development Bank
0.227% (US0003M + 0.010%) due 12/15/2021 ~	25,000	25,001

Athene Global Funding
1.468% (US0003M + 1.230%) due 07/01/2022 ~	39,059	39,361
4.000% due 01/25/2022	6,380	6,608

Aviation Capital Group LLC
0.884% (US0003M + 0.670%) due 07/30/2021 ~	16,225	16,075
1.175% (US0003M + 0.950%) due 06/01/2021 ~	35,894	35,676
6.750% due 04/06/2021	6,030	6,114

Bank of America Corp.
0.816% due 10/24/2024 •	62,700	63,237
1.015% (US0003M + 0.790%) due 03/05/2024 ~	35,700	35,978
1.215% (US0003M + 1.000%) due 04/24/2023 ~	7,065	7,139
1.638% (US0003M + 1.420%) due 04/19/2021 ~	500	502

Bank of Nova Scotia
0.639% (SOFRRATE + 0.550%) due 09/15/2023 ~	48,600	48,914
1.950% due 02/01/2023	25,600	26,445

Banque Federative du Credit Mutuel S.A.
0.650% due 02/27/2024	27,200	27,285

Barclays PLC
1.601% (US0003M + 1.380%) due 05/16/2024 ~	25,169	25,514
1.651% (US0003M + 1.430%) due 02/15/2023 ~	9,300	9,368
1.849% (US0003M + 1.625%) due 01/10/2023 ~	4,253	4,290
3.200% due 08/10/2021	18,036	18,336

BNZ International Funding Ltd.
1.200% (US0003M + 0.980%) due 09/14/2021 ~	13,000	13,082

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOC Aviation Ltd.
1.264% (US0003M + 1.050%) due 05/02/2021 ~	$15,215	$15,206

Boston Properties LP
4.125% due 05/15/2021	3,357	3,371

Canadian Imperial Bank of Commerce
0.489% (SOFRRATE + 0.400%) due 12/14/2023 ~	19,700	19,743

Caterpillar Financial Services Corp.
0.505% (US0003M + 0.280%) due 09/07/2021 ~	14,000	14,024
0.731% (US0003M + 0.510%) due 05/15/2023 ~	8,400	8,462

Citibank N.A.
0.824% (US0003M + 0.600%) due 05/20/2022 ~	94,300	94,481

Citigroup, Inc.
0.956% (SOFRRATE + 0.870%) due 11/04/2022 ~	15,600	15,684
1.248% (US0003M + 1.023%) due 06/01/2024 ~	37,800	38,240
1.655% (US0003M + 1.430%) due 09/01/2023 ~	25,900	26,347

CK Hutchison International Ltd.
1.875% due 10/03/2021	1,450	1,464

CNH Industrial Capital LLC
4.875% due 04/01/2021	12,223	12,343

Cooperatieve Rabobank UA
1.054% (US0003M + 0.830%) due 01/10/2022 ~	45,000	45,357

Credit Suisse AG
0.536% (SOFRRATE + 0.450%) due 02/04/2022 ~	12,379	12,403
1.000% due 05/05/2023	47,000	47,725
2.100% due 11/12/2021	26,000	26,403

Credit Suisse Group AG
1.460% (US0003M + 1.240%) due 06/12/2024 ~	5,000	5,073

Credit Suisse Group Funding Guernsey Ltd.
2.508% (US0003M + 2.290%) due 04/16/2021 ~	22,028	22,169
3.450% due 04/16/2021	12,170	12,282

Danske Bank A/S
2.000% due 09/08/2021	11,453	11,584
2.700% due 03/02/2022	200	205
2.800% due 03/10/2021	4,875	4,896
3.001% due 09/20/2022 •	2,000	2,032
5.000% due 01/12/2022	1,415	1,478

DBS Group Holdings Ltd.
0.835% (US0003M + 0.620%) due 07/25/2022 ~	118,867	119,546

Dexia Credit Local S.A.
1.875% due 09/15/2021	61,800	62,514

DNB Bank ASA
0.848% (US0003M + 0.620%) due 12/02/2022 ~	71,300	71,936
1.298% (US0003M + 1.070%) due 06/02/2021 ~	11,600	11,647

First Abu Dhabi Bank PJSC
1.180% (US0003M + 0.950%) due 04/16/2022 ~	11,900	11,971

Ford Motor Credit Co. LLC
2.770% (US0003M + 2.550%) due 01/07/2021 ~	12,875	12,874

General Motors Financial Co., Inc.
1.080% (US0003M + 0.850%) due 04/09/2021 ~	45,423	45,452
1.332% (US0003M + 1.100%) due 11/06/2021 ~	45,716	45,876
1.550% (US0003M + 1.310%) due 06/30/2022 ~	2,950	2,971
1.779% (US0003M + 1.550%) due 01/14/2022 ~	19,786	19,951
3.200% due 07/06/2021	26,988	27,280
3.450% due 01/14/2022	2,085	2,141
3.550% due 04/09/2021	8,278	8,342
4.200% due 11/06/2021	8,194	8,447
4.375% due 09/25/2021	3,533	3,629

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
0.624% (SOFRRATE + 0.540%) due 11/17/2023 ~	$42,600	$42,670
0.963% (US0003M + 0.750%) due 02/23/2023 ~	3,015	3,044
0.994% (US0003M + 0.780%) due 10/31/2022 ~	39,864	40,030
1.325% (US0003M + 1.110%) due 04/26/2022 ~	38,995	39,104
1.575% (US0003M + 1.360%) due 04/23/2021 ~	19,400	19,456

Harley-Davidson Financial Services, Inc.
1.168% (US0003M + 0.940%) due 03/02/2021 ~	79,040	79,056
3.550% due 05/21/2021	11,092	11,214

HSBC Bank Canada
0.950% due 05/14/2023	10,000	10,131
3.300% due 11/28/2021	6,500	6,672

HSBC Holdings PLC
1.220% (US0003M + 1.000%) due 05/18/2024 ~	43,003	43,305
3.262% due 03/13/2023 •	5,942	6,142

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	8,750	9,099

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	10,361	10,405
3.000% due 03/06/2022	5,129	5,268
3.000% due 08/29/2022	6,400	6,641

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~ (e)	19,200	19,502
1.401% (US0003M + 1.150%) due 03/29/2022 ~	38,417	38,831

Intercontinental Exchange, Inc.
0.867% (US0003M + 0.650%) due 06/15/2023 ~	137,024	137,451

International Lease Finance Corp.
4.625% due 04/15/2021	588	594

Jackson National Life Global Funding
0.686% (SOFRRATE + 0.600%) due 01/06/2023 ~	34,962	35,116
0.701% (US0003M + 0.480%) due 06/11/2021 ~	5,000	5,010
0.981% (US0003M + 0.730%) due 06/27/2022 ~	23,350	23,566

John Deere Capital Corp.
0.706% (US0003M + 0.480%) due 09/08/2022 ~	10,146	10,203
0.775% (US0003M + 0.550%) due 06/07/2023 ~	18,000	18,171

JPMorgan Chase & Co.
0.939% (US0003M + 0.730%) due 04/23/2024 ~	34,200	34,509
1.099% (US0003M + 0.890%) due 07/23/2024 ~	8,634	8,754
1.115% (US0003M + 0.900%) due 04/25/2023 ~	18,646	18,828
1.445% (US0003M + 1.230%) due 10/24/2023 ~	56,375	57,407

KEB Hana Bank
0.938% (US0003M + 0.700%) due 10/02/2022 ~	31,180	31,352
1.095% (US0003M + 0.875%) due 09/14/2022 ~	16,800	16,922
2.125% due 10/18/2021	24,420	24,737
3.375% due 01/30/2022	13,365	13,772

Kookmin Bank
3.625% due 10/23/2021	10,560	10,828

Lloyds Bank PLC
0.703% (US0003M + 0.490%) due 05/07/2021 ~	46,400	46,471

Lloyds Banking Group PLC
1.039% (US0003M + 0.800%) due 06/21/2021 ~	35,395	35,515
1.326% due 06/15/2023 •	10,000	10,113

MassMutual Global Funding
0.356% (US0003M + 0.125%) due 03/04/2021 ~	3,700	3,700

76	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MET Tower Global Funding
0.635% due 01/17/2023 •	$56,400	$56,670

Metropolitan Life Global Funding
0.438% (SOFRRATE + 0.350%) due 09/08/2022 ~	23,500	23,534

Mitsubishi UFJ Financial Group, Inc.
0.925% (US0003M + 0.700%) due 03/07/2022 ~	13,600	13,681
0.968% (US0003M + 0.740%) due 03/02/2023 ~	16,250	16,367
1.005% (US0003M + 0.790%) due 07/25/2022 ~	63,672	64,210
1.075% (US0003M + 0.860%) due 07/26/2023 ~	3,600	3,641
1.125% (US0003M + 0.920%) due 02/22/2022 ~	33,789	34,075
1.280% (US0003M + 1.060%) due 09/13/2021 ~	52,927	53,285

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	18,825	19,043
3.406% due 02/28/2022	2,200	2,263

Mizuho Financial Group, Inc.
0.836% (US0003M + 0.610%) due 09/08/2024 ~	41,300	41,311
0.837% (US0003M + 0.630%) due 05/25/2024 ~	48,410	48,511
1.015% (US0003M + 0.790%) due 03/05/2023 ~	11,100	11,188
1.070% (US0003M + 0.840%) due 07/16/2023 ~	55,727	56,041
1.070% (US0003M + 0.850%) due 09/13/2023 ~	36,320	36,532
1.211% (US0003M + 0.990%) due 07/10/2024 ~	29,300	29,622

Morgan Stanley
0.785% (SOFRRATE + 0.700%) due 01/20/2023 ~	107,445	107,877
1.146% (US0003M + 0.930%) due 07/22/2022 ~	3,438	3,453
1.433% (US0003M + 1.220%) due 05/08/2024 ~	4,046	4,125
1.615% (US0003M + 1.400%) due 10/24/2023 ~	39,333	40,090

MUFG Union Bank N.A.
0.798% (SOFRRATE + 0.710%) due 12/09/2022 ~	15,600	15,708

Natwest Group PLC
1.691% (US0003M + 1.470%) due 05/15/2023 ~	60,849	61,537

NatWest Markets PLC
1.651% (US0003M + 1.400%) due 09/29/2022 ~	59,125	59,866

New York Life Global Funding
0.489% (US0003M + 0.280%) due 01/21/2022 ~	34,000	34,084

Nissan Motor Acceptance Corp.
0.737% (US0003M + 0.520%) due 03/15/2021 ~	37,788	37,761
0.869% (US0003M + 0.630%) due 09/21/2021 ~	74,091	73,914
0.874% (US0003M + 0.650%) due 07/13/2022 ~	9,550	9,481
0.941% due 09/28/2022 •	9,850	9,767
1.114% (US0003M + 0.890%) due 01/13/2022 ~	24,545	24,497
1.900% due 09/14/2021	5,200	5,237
2.550% due 03/08/2021	575	577
3.150% due 03/15/2021	1,200	1,205
3.650% due 09/21/2021	19,391	19,734

NTT Finance Corp.
1.900% due 07/21/2021	14,670	14,780

ORIX Corp.
2.650% due 04/13/2021	24,265	24,407
3.200% due 01/19/2022	3,800	3,905

PNC Bank N.A.
0.530% (US0003M + 0.325%) due 02/24/2023 ~	71,700	71,852
0.666% (US0003M + 0.450%) due 07/22/2022 ~	111,900	112,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Protective Life Global Funding
0.771% (US0003M + 0.520%) due 06/28/2021 ~	$9,700	$9,724

QNB Finance Ltd.
1.214% (US0003M + 1.000%) due 05/02/2022 ~	23,460	23,549
1.545% (US0003M + 1.320%) due 12/06/2021 ~(g)	8,400	8,432
1.574% (US0003M + 1.350%) due 05/31/2021 ~	81,677	81,945
1.788% (US0003M + 1.570%) due 07/18/2021 ~	16,900	17,018
2.125% due 09/07/2021	15,244	15,404

Royal Bank of Canada
0.535% (SOFRRATE + 0.450%) due 10/26/2023 ~	25,400	25,506
0.578% (US0003M + 0.360%) due 01/17/2023 ~	35,100	35,272
0.683% (US0003M + 0.470%) due 04/29/2022 ~	36,100	36,283

Santander Holdings USA, Inc.
4.450% due 12/03/2021	1,500	1,549

Santander UK Group Holdings PLC
2.875% due 08/05/2021	5,100	5,173

Santander UK PLC
0.845% (US0003M + 0.620%) due 06/01/2021 ~	89,414	89,626
0.881% (US0003M + 0.660%) due 11/15/2021 ~	34,342	34,512
2.100% due 01/13/2023	14,000	14,470

Skandinaviska Enskilda Banken AB
0.865% (US0003M + 0.645%) due 12/12/2022 ~	65,700	66,287

SL Green Operating Partnership LP
1.201% (US0003M + 0.980%) due 08/16/2021 ~	15,445	15,411

Standard Chartered PLC
1.430% (US0003M + 1.200%) due 09/10/2022 ~	129,950	130,507
2.744% due 09/10/2022 •	4,500	4,565

Sumitomo Mitsui Financial Group, Inc.
0.958% (US0003M + 0.740%) due 10/18/2022 ~	4,500	4,543
0.958% (US0003M + 0.740%) due 01/17/2023 ~	2,043	2,058
1.004% (US0003M + 0.780%) due 07/12/2022 ~	42,765	43,107
1.194% (US0003M + 0.970%) due 01/11/2022 ~(e)	12,000	12,092
1.339% (US0003M + 1.110%) due 07/14/2021 ~	14,389	14,469
1.910% (US0003M + 1.680%) due 03/09/2021 ~	6,000	6,017

Synchrony Bank
3.000% due 06/15/2022	8,116	8,383

Synchrony Financial
2.850% due 07/25/2022	16,700	17,250
3.750% due 08/15/2021	868	881

Toyota Motor Credit Corp.
0.346% (US0003M + 0.125%) due 08/13/2021 ~	46,000	46,025
0.510% (US0003M + 0.290%) due 10/07/2021 ~	3,200	3,207
0.622% due 05/17/2022 •	13,250	13,295
0.706% (US0003M + 0.480%) due 09/08/2022 ~	10,600	10,665

UBS Group AG
1.171% (US0003M + 0.950%) due 08/15/2023 ~	72,186	72,903
1.171% due 08/15/2023 •	200	202
1.433% due 05/23/2023 •(e)	17,318	17,520
1.433% due 05/23/2023 •	7,900	7,992
1.744% due 02/01/2022 •	22,040	22,373
2.004% due 04/14/2021 •	34,040	34,199

United Overseas Bank Ltd.
0.689% (US0003M + 0.480%) due 04/23/2021 ~	15,200	15,216
3.200% due 04/23/2021	8,100	8,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
1.325% (US0003M + 1.110%) due 01/24/2023 ~	$39,636	$39,984
1.444% (US0003M + 1.230%) due 10/31/2023 ~	45,081	45,802

Wells Fargo Bank N.A.
0.853% (US0003M + 0.620%) due 05/27/2022 ~	63,100	63,232
0.890% (US0003M + 0.660%) due 09/09/2022 ~	64,415	64,690

		5,053,631

INDUSTRIALS 13.9%

AbbVie, Inc.
0.691% (US0003M + 0.460%) due 11/19/2021 ~	35,100	35,194
0.863% (US0003M + 0.650%) due 11/21/2022 ~	41,690	41,977
3.450% due 03/15/2022	3,400	3,507
5.000% due 12/15/2021	14,565	15,039

Apple, Inc.
0.555% (US0003M + 0.350%) due 05/11/2022 ~	100	100

BAT Capital Corp.
1.101% (US0003M + 0.880%) due 08/15/2022 ~	54,271	54,668

Bayer U.S. Finance LLC
0.881% (US0003M + 0.630%) due 06/25/2021 ~	43,951	44,044
2.750% due 07/15/2021	7,233	7,324
3.000% due 10/08/2021	3,250	3,305
3.500% due 06/25/2021	43,750	44,283

BMW Finance NV
1.004% (US0003M + 0.790%) due 08/12/2022 ~	32,000	32,272

BMW U.S. Capital LLC
0.631% (US0003M + 0.410%) due 04/12/2021 ~	34,429	34,454
0.714% (US0003M + 0.500%) due 08/13/2021 ~	22,300	22,354
0.759% (US0003M + 0.530%) due 04/14/2022 ~	15,838	15,888
0.874% (US0003M + 0.640%) due 04/06/2022 ~	27,864	27,989
1.850% due 09/15/2021	1,150	1,161
3.100% due 04/12/2021	225	227

Boeing Co.
2.125% due 03/01/2022	13,400	13,624
2.300% due 08/01/2021	52,175	52,659
2.350% due 10/30/2021	33,469	33,919
8.750% due 08/15/2021	7,649	8,029

BP Capital Markets America, Inc.
0.889% (US0003M + 0.650%) due 09/19/2022 ~	26,100	26,155

Bristol-Myers Squibb Co.
0.601% (US0003M + 0.380%) due 05/16/2022 ~	56,600	56,807

Broadcom Corp.
2.200% due 01/15/2021	3,534	3,536

Campbell Soup Co.
0.847% (US0003M + 0.630%) due 03/15/2021 ~	26,360	26,384

Central Nippon Expressway Co. Ltd.
0.681% (US0003M + 0.460%) due 02/15/2022 ~	29,200	29,240
0.774% (US0003M + 0.560%) due 11/02/2021 ~	39,200	39,289
1.042% due 03/03/2022 •	77,560	77,977
1.070% (US0003M + 0.850%) due 09/14/2021 ~	22,050	22,134
1.191% (US0003M + 0.970%) due 02/16/2021 ~	1,200	1,201
1.224% (US0003M + 1.000%) due 05/28/2021 ~	32,000	32,092
1.279% (US0003M + 1.070%) due 04/23/2021 ~	7,570	7,591

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	77

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.091% due 09/14/2021	$1,900	$1,921
2.241% due 02/16/2021	200	200
2.293% due 04/23/2021	220	221
2.567% due 11/02/2021	9,700	9,861
2.849% due 03/03/2022	300	308

Cigna Corp.
0.879% (US0003M + 0.650%) due 09/17/2021 ~	51,000	51,008
1.127% (US0003M + 0.890%) due 07/15/2023 ~	19,800	20,034

Comcast Corp.
0.678% (US0003M + 0.440%) due 10/01/2021 ~	109	109

Daimler Finance North America LLC
0.770% (US0003M + 0.550%) due 05/04/2021 ~	51,648	51,724
0.895% (US0003M + 0.670%) due 11/05/2021 ~	67,200	67,500
1.060% (US0003M + 0.840%) due 05/04/2023 ~	3,200	3,219
1.093% (US0003M + 0.880%) due 02/22/2022 ~	39,900	40,197
1.121% (US0003M + 0.900%) due 02/15/2022 ~	50,300	50,687
2.200% due 10/30/2021	450	457
3.350% due 05/04/2021	1,726	1,743

Eastern Energy Gas Holdings LLC
0.817% (US0003M + 0.600%) due 06/15/2021 ~	44,900	45,006

Equifax, Inc.
1.091% (US0003M + 0.870%) due 08/15/2021 ~	25,800	25,882
3.600% due 08/15/2021	600	611

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	2,600	2,615

GATX Corp.
0.945% (US0003M + 0.720%) due 11/05/2021 ~	15,700	15,738

General Mills, Inc.
6.410% due 10/15/2022	21,400	23,615

General Motors Co.
1.130% (US0003M + 0.900%) due 09/10/2021 ~	10,814	10,827

Gilead Sciences, Inc.
0.771% (US0003M + 0.520%) due 09/29/2023 ~	36,700	36,805

GlaxoSmithKline Capital PLC
0.571% (US0003M + 0.350%) due 05/14/2021 ~	6,400	6,408

Global Payments, Inc.
3.800% due 04/01/2021	2,500	2,514

Hewlett Packard Enterprise Co.
0.900% (US0003M + 0.680%) due 03/12/2021 ~	11,700	11,711
0.958% (US0003M + 0.720%) due 10/05/2021 ~	21,200	21,203

Honeywell International, Inc.
0.461% (US0003M + 0.230%) due 08/19/2022 ~	14,000	14,015

Hyundai Capital America
1.040% (US0003M + 0.820%) due 03/12/2021 ~	21,796	21,807
1.170% due 07/08/2021 •	4,803	4,810
1.170% (US0003M + 0.940%) due 07/08/2021 ~	11,599	11,616
2.450% due 06/15/2021	15,502	15,625
2.850% due 11/01/2022	1,075	1,115
3.000% due 03/18/2021	23,605	23,709
3.000% due 06/20/2022	665	686
3.100% due 04/05/2022	2,915	2,997
3.250% due 09/20/2022	12,000	12,500
3.450% due 03/12/2021	23,111	23,227
3.750% due 07/08/2021	800	812
3.950% due 02/01/2022	3,087	3,190

Japan Tobacco, Inc.
2.000% due 04/13/2021	13,200	13,239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kia Motors Corp.
2.625% due 04/21/2021	$1,540	$1,549

Marriott International, Inc.
0.876% (US0003M + 0.650%) due 03/08/2021 ~	12,158	12,163

Microchip Technology, Inc.
3.922% due 06/01/2021	4,725	4,793

Molson Coors Brewing Co.
2.100% due 07/15/2021	20,754	20,930

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~	39,275	38,505

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	440	442
3.650% due 07/29/2021	2,846	2,890

Phillips 66
0.833% (US0003M + 0.600%) due 02/26/2021 ~	7,905	7,906
0.840% (US0003M + 0.620%) due 02/15/2024 ~	29,000	29,028

Reckitt Benckiser Treasury Services PLC
0.798% (US0003M + 0.560%) due 06/24/2022 ~	57,550	57,827

Rogers Communications, Inc.
0.836% (US0003M + 0.600%) due 03/22/2022 ~	72,630	73,092

Saudi Arabian Oil Co.
2.750% due 04/16/2022	3,495	3,592

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021	3,750	3,824

Telefonica Emisiones S.A.
5.462% due 02/16/2021	11,469	11,533

Textron, Inc.
5.950% due 09/21/2021	200	205

Time Warner Cable LLC
4.000% due 09/01/2021	21,000	21,300

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	28,000	28,272

Volkswagen Group of America Finance LLC
0.750% due 11/23/2022	2,500	2,509
1.098% (US0003M + 0.860%) due 09/24/2021 ~	59,700	60,006
1.154% (US0003M + 0.940%) due 11/12/2021 ~	82,600	83,208
2.900% due 05/13/2022	21,470	22,155
4.000% due 11/12/2021	12,000	12,370

Woodside Finance Ltd.
4.600% due 05/10/2021	4,745	4,764

Zimmer Biomet Holdings, Inc.
0.989% (US0003M + 0.750%) due 03/19/2021 ~	4,895	4,895
3.375% due 11/30/2021	2,740	2,794

Zoetis, Inc.
0.664% (US0003M + 0.440%) due 08/20/2021 ~	5,075	5,086

		1,981,533

UTILITIES 3.6%

American Electric Power Co., Inc.
0.680% (US0003M + 0.480%) due 11/01/2023 ~	87,800	87,942

AT&T, Inc.
1.111% (US0003M + 0.890%) due 02/15/2023 ~	36,685	37,130

BG Energy Capital PLC
4.000% due 10/15/2021	1,441	1,480

BP Capital Markets PLC
0.889% (US0003M + 0.650%) due 09/19/2022 ~	460	461
1.089% (US0003M + 0.870%) due 09/16/2021 ~	21,500	21,611
3.161% due 03/17/2021	3,889	3,909

British Transco International Finance BV
0.000% due 11/04/2021 (c)	9,390	9,343

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consolidated Edison Co. of New York, Inc.
0.651% (US0003M + 0.400%) due 06/25/2021 ~	$49,481	$49,573

Dominion Energy, Inc.
0.747% (US0003M + 0.530%) due 09/15/2023 ~	46,300	46,404

Duke Energy Corp.
0.721% (US0003M + 0.500%) due 05/14/2021 ~	2,400	2,404
0.871% (US0003M + 0.650%) due 03/11/2022 ~	25,500	25,642

Duke Energy Progress LLC
0.400% (US0003M + 0.180%) due 02/18/2022 ~	4,900	4,901

Enel Finance International NV
2.875% due 05/25/2022	11,040	11,394

KT Corp.
2.625% due 08/07/2022	12,600	13,017

NextEra Energy Capital Holdings, Inc.
0.774% (US0003M + 0.550%) due 08/28/2021 ~	14,260	14,265
0.927% (US0003M + 0.720%) due 02/25/2022 ~	3,900	3,929

Pacific Gas & Electric Co.
1.699% (US0003M + 1.480%) due 06/16/2022 ~	79,310	79,351
1.750% due 06/16/2022	44,200	44,328
4.250% due 08/01/2023	1,600	1,719

Sempra Energy
0.667% (US0003M + 0.450%) due 03/15/2021 ~	34,033	34,055

Southern California Gas Co.
0.570% (US0003M + 0.350%) due 09/14/2023 ~	9,700	9,702

Verizon Communications, Inc.
1.321% (US0003M + 1.100%) due 05/15/2025 ~	16,200	16,645

		519,205

Total Corporate Bonds & Notes (Cost $7,528,589)		7,554,369

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
0.933% (US0001M + 0.780%) due 04/01/2047 ~	27,950	27,946

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.198% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,350	7,377

Total Municipal Bonds & Notes (Cost $35,300)		35,323

U.S. GOVERNMENT AGENCIES 16.2%

Fannie Mae
0.398% due 05/25/2037 •	23	23
0.448% due 12/25/2045 •	3,025	3,044
0.449% due 06/25/2048 •	14,082	14,106
0.450% due 01/25/2037 •	425	421
0.469% due 08/25/2044 •	4,861	4,859
0.470% due 05/26/2023	37,075	37,125
0.478% due 02/25/2037 •	44	44
0.498% due 11/25/2036 •	83	83
0.499% due 08/25/2044	15,837	15,767
0.499% due 08/25/2044 - 12/25/2048 •	41,905	41,896
0.548% due 06/25/2026 •	124	124
0.549% due 07/25/2044 - 03/25/2060 •	41,871	42,014
0.550% due 08/25/2049 •	18,664	18,589

78	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.558% due 04/18/2028 - 09/25/2035 •	$1,036	$1,040
0.568% due 03/25/2037 •	277	279
0.598% due 02/25/2038 - 06/25/2059 •	10,003	10,089
0.598% due 07/25/2049	8,384	8,442
0.599% due 07/25/2046 - 08/25/2050 •	33,941	34,103
0.648% due 06/25/2031 - 11/25/2059 •	47,957	48,312
0.649% due 07/25/2046 •	7,874	7,900
0.658% due 05/18/2032 •	123	123
0.698% due 12/25/2059 •	4,208	4,271
0.708% due 03/18/2032 •	113	113
0.828% due 12/25/2037 •	441	451
0.848% due 05/25/2037 •	89	90
0.871% due 04/25/2023 •	426	427
0.875% due 12/18/2026	140,000	140,331
0.898% due 03/25/2037 - 02/25/2040 •	96	99
0.928% due 02/25/2038 •	789	805
0.998% due 07/25/2038 •	90	92
1.048% due 03/25/2032 •	22	23
2.000% due 12/25/2044	2,809	2,866
2.840% due 05/01/2038 •	391	412
2.996% due 01/01/2036 •	3,023	3,186

Freddie Mac
0.409% due 11/15/2036 - 01/15/2040 •	27	28
0.453% due 11/25/2024 •	4,482	4,511
0.469% due 05/15/2038 •	3,314	3,328
0.479% due 02/15/2037 - 05/15/2041 •	4,780	4,790
0.499% due 03/15/2037 - 03/15/2043 •	60,050	60,067
0.549% due 12/15/2042 - 11/15/2044 •	8,564	8,634
0.569% due 06/15/2044 •	11,434	11,450
0.579% due 04/15/2041 •	274	276
0.598% due 09/25/2049 •	19,856	19,978
0.599% due 12/15/2037 •	2,046	2,044
0.600% due 10/15/2025 - 10/20/2025	118,700	118,868
0.609% due 09/15/2048 - 04/15/2049 •	9,194	9,266
0.648% due 12/25/2049 •	11,577	11,649
0.650% due 10/22/2025 - 10/27/2025	255,000	255,103
0.659% due 07/15/2039 •	49	49
0.690% due 08/05/2025	151,000	151,072
0.700% due 08/18/2025 - 12/23/2025	244,500	244,662
0.750% due 07/21/2025 - 06/23/2026	177,600	177,730
0.770% due 07/15/2025	159,700	159,730
0.800% due 10/27/2026 - 10/28/2026	231,500	231,613
2.500% due 06/25/2034 - 07/25/2034	15,300	15,321
2.869% due 09/01/2037 •	2,265	2,389

Ginnie Mae
0.340% due 06/20/2066 •	623	621
0.490% due 08/20/2065 •	24,065	24,045
0.510% due 10/20/2066 •	16	16
0.540% due 10/20/2062 •	4,360	4,361
0.552% due 07/20/2049 •	14,047	14,088
0.555% due 06/20/2046 •	28,026	28,055
0.570% due 05/20/2063 •	805	799
0.602% due 03/20/2049 - 06/20/2049 •	40,141	40,310
0.610% due 06/20/2067 •	1,593	1,597
0.640% due 03/20/2061 - 07/20/2067 •	8,178	8,199
0.690% due 04/20/2062 •	2,906	2,915
0.740% due 05/20/2065 - 10/20/2065 •	12,703	12,752
0.752% due 09/20/2040 •	5,451	5,491
0.772% due 05/20/2041 •	10,952	11,005
0.782% due 10/20/2040 •	10,259	10,309
0.790% due 12/20/2064 - 10/20/2065 •	21,405	21,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.802% due 05/20/2041 •	$3,066	$3,083
0.840% due 02/20/2062 •	4,252	4,280
0.852% due 04/20/2070 •	60,704	61,829
0.853% due 01/16/2040 •	3,780	3,827
0.890% due 12/20/2065 - 08/20/2066 •	11,848	11,994
0.892% due 02/20/2040 ~	3,568	3,614
0.902% due 03/20/2040 ~	10,092	10,227
0.920% due 09/20/2066 •	1,923	1,947
0.922% due 04/20/2040 •	7,466	7,577
0.940% due 05/20/2066 - 07/20/2066 •	11,654	11,817
0.952% due 03/20/2040 •	7,924	8,049
0.970% due 08/20/2066 •	1,131	1,149
1.060% due 07/20/2065 •	5,563	5,658
1.140% due 01/20/2066 •	5,321	5,435
1.190% due 02/20/2066 •	13,280	13,490
1.586% due 06/20/2067 •	6,958	7,099
1.904% due 04/20/2067 •	1,982	2,021
2.213% due 12/20/2068 •	9,303	9,281
2.500% due 01/20/2049 - 10/20/2049	28,544	29,078
3.000% due 07/20/2046	2,042	2,089
6.000% due 12/15/2033	16	19
6.500% due 11/15/2033 - 09/15/2034	20	23
7.000% due 01/15/2024 - 07/15/2032	69	71
7.500% due 07/15/2024 - 06/15/2028	43	44

Total U.S. Government Agencies (Cost $2,318,710)		2,323,955

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

AREIT Trust
1.173% due 09/14/2036 •	14,000	13,816

Bancorp Commercial Mortgage Trust
1.209% due 09/15/2036 •	12,960	12,953

BDS Ltd.
1.459% due 09/15/2035 •	31,500	31,656

Bear Stearns Adjustable Rate Mortgage Trust
2.883% due 08/25/2033 ~	524	534

BFLD Trust
1.309% due 10/15/2035 •	12,000	12,070

Brass PLC
0.921% due 11/16/2066 •	8,525	8,562

BX Commercial Mortgage Trust
0.909% due 11/15/2035 •	8,638	8,655

BXMT Ltd.
1.553% due 03/15/2037 •	57,900	58,180

CGRBS Commercial Mortgage Trust
3.369% due 03/13/2035	1,480	1,555

Credit Suisse Mortgage Capital Trust
0.909% due 07/15/2032 •	13,000	12,713
1.509% due 10/15/2037 •	8,700	8,740

Exantas Capital Corp. Ltd.
1.153% due 04/15/2036 •	15,273	15,136

GCAT Trust
2.650% due 10/25/2068 ~	3,811	3,946

Gosforth Funding PLC
0.657% due 08/25/2060 •	9,752	9,766
0.709% due 12/19/2059 •	1,654	1,655

GPMT Ltd.
1.052% due 11/21/2035 •	1,971	1,962

GS Mortgage Securities Corp. Trust
0.859% due 07/15/2032 •	16,300	16,310
1.059% due 07/15/2031 •	7,500	7,450

GS Mortgage Securities Trust
3.648% due 01/10/2047	6,226	6,502

IMT Trust
0.859% due 06/15/2034 •	2,711	2,706

JPMorgan Chase Commercial Mortgage Securities Trust
1.159% due 09/15/2029 •	45,400	45,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lanark Master Issuer PLC
1.026% due 12/22/2069 •	$7,600	$7,616

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.859% due 11/15/2031 •	583	585

MF1 Ltd.
1.278% due 12/25/2034 •	50,000	49,723

MFA Trust
1.381% due 04/25/2065 ~	41,312	41,382

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,227	1,277

PFP Ltd.
1.203% due 04/14/2037 •	45,200	44,782

Rosslyn Portfolio Trust
1.939% due 06/15/2033 •	3,839	3,854

Shellpoint Co-Originator Trust
3.500% due 08/25/2045 ~	2,216	2,232

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	16,700	16,724

UBS-Barclays Commercial Mortgage Trust
0.938% due 04/10/2046 •	14,549	14,588

VMC Finance LLC
1.073% due 10/15/2035 •	3,187	3,163

Wells Fargo Commercial Mortgage Trust
1.004% due 12/13/2031 •	5,400	5,291
1.203% due 07/15/2046 •	5,700	5,704

Wells Fargo-RBS Commercial Mortgage Trust
1.603% due 06/15/2044 •	6,737	6,739

Total Non-Agency Mortgage-Backed Securities (Cost $484,220)		483,755

ASSET-BACKED SECURITIES 16.3%

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023	23,190	23,233

AMMC CLO Ltd.
1.475% due 07/24/2029 •	7,617	7,616

ARI Fleet Lease Trust
0.639% due 11/15/2027 •	6,215	6,220

Arkansas Student Loan Authority
1.107% due 11/25/2043 •	462	464

Atlas Senior Loan Fund Ltd.
1.088% due 04/20/2028 •	3,568	3,545

BlueMountain CLO Ltd.
1.448% due 01/20/2029 •	2,734	2,732

Bowman Park CLO Ltd.
1.393% due 11/23/2025 •	174	175

Canadian Pacer Auto Receivables Trust
0.352% due 11/21/2022 •	11,788	11,783

CARDS Trust
0.549% due 05/15/2024 •	34,400	34,474

CarMax Auto Owner Trust
0.490% due 06/15/2023	30,100	30,148

Carrington Mortgage Loan Trust
1.458% due 10/17/2029 •	40,400	40,380

Chesapeake Funding LLC
0.529% due 08/15/2030 •	16,573	16,576
0.559% due 04/15/2031 •	10,400	10,312
0.639% due 09/15/2031 •	9,557	9,568
0.809% due 08/16/2032 •	16,226	16,258
0.870% due 08/16/2032	14,901	14,982
1.910% due 08/15/2029	1,206	1,208
1.990% due 05/15/2029	94	94
3.040% due 04/15/2030	2,375	2,400

CIFC Funding Ltd.
1.075% due 10/25/2027 •	8,599	8,568

Citibank Credit Card Issuance Trust
0.764% due 04/22/2026 •	6,000	6,070

Commonbond Student Loan Trust
0.998% due 05/25/2041 •	585	584

Crown Point CLO Ltd.
1.158% due 07/17/2028 •	18,680	18,656
1.388% due 10/20/2028 •	38,957	38,848

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	79

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell Equipment Finance Trust
1.983% due 05/21/2021	$2,987	$2,990

Denali Capital CLO LLC
1.265% due 10/26/2027 •	12,884	12,877

Dryden 36 Senior Loan Fund
1.174% due 04/15/2029 •	21,500	21,473

Dryden Senior Loan Fund
1.137% due 10/15/2027 •	12,790	12,757

DT Auto Owner Trust
0.540% due 04/15/2024	2,148	2,152
1.140% due 01/16/2024	3,409	3,425

Earnest Student Loan Program LLC
2.680% due 07/25/2035	5,568	5,593

Edsouth Indenture LLC
0.878% due 04/25/2039 •	884	880
1.298% due 09/25/2040 •	159	160

Enterprise Fleet Financing LLC
2.870% due 10/20/2023	54	54
3.140% due 02/20/2024	346	349

Evergreen Credit Card Trust
0.529% due 10/16/2023 •	84,000	84,164
0.639% due 01/15/2023 •	42,000	42,007

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	6,833	6,853

Figueroa CLO Ltd.
1.137% due 01/15/2027 •	2,336	2,340

Flagship CLO Ltd.
1.080% due 01/16/2026 •	757	754

Flagship Credit Auto Trust
0.700% due 04/15/2025	4,198	4,203
1.490% due 07/15/2024	8,191	8,254

Ford Credit Auto Lease Trust
0.419% due 02/15/2022 •	5,420	5,421
2.280% due 02/15/2022	72	72

Ford Credit Auto Owner Trust
1.030% due 10/15/2022	8,332	8,355

Ford Credit Floorplan Master Owner Trust
0.659% due 09/15/2025 •	47,700	48,104
0.759% due 09/15/2024 •	20,400	20,552

Gallatin CLO Ltd.
1.537% (US0003M + 1.050%) due 07/15/2027 ~	8,388	8,374

GMF Floorplan Owner Revolving Trust
0.569% due 09/15/2023 •	28,400	28,461

Golden Credit Card Trust
0.479% due 05/15/2023 •	6,500	6,505
0.509% due 10/15/2023 •	41,195	41,269
2.620% due 01/15/2023	3,000	3,003

Gulf Stream Meridian Ltd.
2.437% due 10/15/2029 •	7,000	7,039

Halcyon Loan Advisors Funding Ltd.
1.138% due 04/20/2027 •	2,056	2,048

Hertz Fleet Lease Funding LP
0.619% due 01/10/2033 •	58,845	58,998
0.649% due 05/10/2032 •	2,295	2,295

Hyundai Auto Lease Securitization Trust
2.080% due 12/15/2021	2,169	2,174

Jamestown CLO Ltd.
1.388% due 10/20/2028 •	13,600	13,587

KVK CLO Ltd.
1.129% due 01/14/2028 •	3,618	3,601

Laurel Road Prime Student Loan Trust
0.720% due 11/25/2050	2,979	2,982

LCM LP
1.258% due 10/20/2027 •	3,500	3,500

Limerock CLO LLC
1.418% due 10/20/2026 •	2,726	2,729

Madison Park Funding Ltd.
1.478% due 07/20/2026 •	980	980

Marlette Funding Trust
2.690% due 09/17/2029	2,468	2,487
3.130% due 07/16/2029	1,003	1,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Master Credit Card Trust
0.642% due 07/21/2024 •	$12,000	$12,034

Mercedes-Benz Auto Lease Trust
2.010% due 12/15/2021	264	265

MidOcean Credit CLO
1.468% due 01/20/2029 •	23,900	23,890

MMAF Equipment Finance LLC
2.330% due 12/08/2025	2,232	2,259

Monarch Grove CLO
1.095% due 01/25/2028 •	230	228

Mountain Hawk CLO Ltd.
1.418% due 04/18/2025 •	936	937

Mountain View CLO Ltd.
1.320% due 10/16/2029 •	10,000	9,945

Nassau Ltd.
1.387% due 10/15/2029 •	26,500	26,340
2.383% due 07/20/2029 •	10,000	10,040

Navient Private Education Loan Trust
0.000% due 04/15/2069 •	17,000	17,024
1.409% due 02/15/2029 •	1,554	1,563

Navient Private Education Refi Loan Trust
0.509% due 11/15/2068 •	2,838	2,836
1.310% due 01/15/2069	42,100	42,564
1.690% due 05/15/2069	21,414	21,839
3.130% due 02/15/2068	7,500	7,734

Navient Student Loan Trust
0.559% due 12/15/2059 •	5,168	5,166
0.748% due 07/26/2066 •	8,282	8,283
0.898% due 07/26/2066 •	708	708
0.948% due 07/26/2066 •	7,454	7,450
1.198% due 12/27/2066 •	17,472	17,713

Nelnet Student Loan Trust
0.356% due 12/24/2035 •	3,804	3,749
0.748% due 03/25/2030 •	2,761	2,747
0.948% due 09/25/2065 •	16,402	16,321
0.948% due 08/25/2067 •	26,767	26,710
0.998% due 02/25/2066 •	11,292	11,240

Nissan Auto Lease Trust
1.800% due 05/16/2022	538	540
2.760% due 03/15/2022	380	382

Nissan Master Owner Trust Receivables
0.589% due 11/15/2023 •	64,900	65,083

Northstar Education Finance, Inc.
0.848% due 12/26/2031 •	721	723

OCP CLO Ltd.
1.035% due 10/26/2027 •	3,938	3,933

OneMain Financial Issuance Trust
2.370% due 09/14/2032	2,555	2,558

Oscar U.S. Funding LLC
2.490% due 08/10/2022	1,623	1,631
3.100% due 04/11/2022	1,476	1,480

Palmer Square CLO Ltd.
1.071% due 08/15/2026 •	3,575	3,570

Palmer Square Loan Funding Ltd.
0.837% due 04/15/2026 •	20,629	20,587
1.024% due 02/20/2028 •	32,996	32,852
1.074% due 08/20/2027 •	28,563	28,465
1.115% due 10/24/2027 •	11,074	11,060
1.121% due 11/15/2026 •	5,896	5,889
1.188% due 04/20/2027 •	2,068	2,066
1.918% due 07/20/2028 •	40,534	40,645

Penarth Master Issuer PLC
0.684% due 07/18/2023 •	24,045	24,060

PFS Financing Corp.
1.210% due 06/15/2024	16,800	16,982

PHEAA Student Loan Trust
1.098% due 11/25/2065 •	7,345	7,364

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	9,882	9,980

Santander Drive Auto Receivables Trust
0.620% due 05/15/2023	10,294	10,303

Santander Retail Auto Lease Trust
0.492% due 09/20/2022 •	9,440	9,452
1.690% due 01/20/2023	8,588	8,678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.890% due 09/20/2022	$6,104	$6,151
2.290% due 04/20/2022	1,843	1,853
2.720% due 01/20/2022	491	492

Securitized Term Auto Receivables Trust
2.289% due 03/25/2022	472	472

Seneca Park CLO Ltd.
1.338% due 07/17/2026 •	378	378

SLC Student Loan Trust
0.317% due 09/15/2026 •	1,483	1,483
0.327% due 03/15/2027 •	4,697	4,674
0.337% due 06/15/2029 •	16,320	16,229

SLM Private Education Loan Trust
1.659% due 03/15/2032 •	3,865	3,875

SLM Student Loan Trust
0.305% due 01/26/2026 •	3,169	3,167
0.325% due 01/27/2025 •	946	945
0.335% due 01/25/2027 •	12,208	12,141
0.355% due 10/25/2028 •	1,881	1,871
0.687% due 12/15/2027 •	14,450	14,450
0.765% due 01/25/2028 •	2,214	2,214
0.767% due 12/15/2025 •	3,419	3,418
0.798% due 12/27/2038 •	2,663	2,652
0.848% due 01/25/2029 •	3,021	2,884
1.715% due 04/25/2023 •	238	238

SMB Private Education Loan Trust
0.448% due 09/15/2054 •	39,381	39,343
1.059% due 09/15/2034 •	11,710	11,761
1.241% due 07/15/2053 •	3,921	3,961
1.259% due 09/15/2034 •	5,446	5,492
1.290% due 07/15/2053	31,093	31,242
1.359% due 07/15/2027 •	3,525	3,534
2.340% due 09/15/2034	6,976	7,171
2.490% due 06/15/2027	1,901	1,923
2.980% due 07/15/2027	3,290	3,348
3.050% due 05/15/2026	392	395

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	1,105	1,109
2.770% due 05/25/2026	410	411

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	4,074	4,117
3.010% due 04/25/2028	3,312	3,349
3.240% due 02/25/2028	2,339	2,356

SoFi Professional Loan Program LLC
0.498% due 02/25/2042 •	721	716
0.748% due 07/25/2040 •	1,064	1,062
0.848% due 03/26/2040 •	969	969
0.998% due 07/25/2039 •	1,650	1,648
1.098% due 01/25/2039 •	195	196
1.198% due 08/27/2035 •	2,572	2,576
1.248% due 10/27/2036 •	2,692	2,708
1.448% due 02/25/2040 •	954	961
1.898% due 08/25/2036 •	959	969
2.360% due 12/27/2032	637	646
2.650% due 09/25/2040	3,745	3,861
2.740% due 05/25/2040	4,226	4,305

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	33,187	33,926
2.060% due 05/15/2046	9,473	9,555
3.080% due 01/25/2048	79	79

Sound Point CLO Ltd.
1.289% due 10/20/2028 •(a)	3,200	3,200
1.359% due 01/23/2029 •	28,050	28,017

SP-Static CLO Ltd.
1.616% due 07/22/2028 •	27,380	27,392

Sudbury Mill CLO Ltd.
1.368% due 01/17/2026 •	816	816

Symphony CLO Ltd.
1.179% due 07/14/2026 •	17,499	17,473

TCW CLO Ltd.
1.268% due 10/20/2031 •	22,500	22,517

Tesla Auto Lease Trust
2.130% due 04/20/2022	13,493	13,618

Thacher Park CLO Ltd.
1.378% due 10/20/2026 •	676	677

THL Credit Wind River CLO Ltd.
1.117% due 01/15/2026 •	714	715

80	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
0.748% due 02/25/2057 •	$2,413	$2,406
1.148% due 10/25/2059 •	3,563	3,583
1.636% due 04/25/2060 ~	100,613	102,514
2.710% due 01/25/2060 ~	35,677	36,967
2.900% due 10/25/2059 ~	28,305	29,920
3.750% due 03/25/2058 ~	18,516	19,921

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	41,800	43,101

Trestles CLO Ltd.
1.505% due 07/25/2029 •	14,400	14,418

Trillium Credit Card Trust
0.518% due 12/26/2024 •	85,400	85,648
0.628% due 01/26/2024 •	19,100	19,104

Upstart Securitization Trust
2.322% due 04/22/2030	2,550	2,570

Utah State Board of Regents
0.898% due 09/25/2056 •	9,364	9,377
0.900% due 01/25/2057 •	5,869	5,876

Venture CLO Ltd.
1.254% due 08/28/2029 •	36,400	36,297
1.256% due 04/20/2029 •(a)	52,500	52,502
1.366% due 10/22/2031 •	25,000	25,032
1.448% due 04/20/2029 •	31,200	31,172

Volkswagen Auto Lease Trust
0.452% due 03/21/2022 •	4,947	4,951

Voya CLO Ltd.
0.935% due 07/25/2026 •	1,536	1,537

Westlake Automobile Receivables Trust
0.560% due 05/15/2024	14,000	14,033
2.570% due 02/15/2023	412	414

WhiteHorse Ltd.
1.148% due 04/17/2027 •	3,072	3,072
1.378% due 07/17/2026 •	216	216

World Omni Automobile Lease Securitization Trust
0.419% due 07/15/2022 •	8,662	8,667

Zais CLO Ltd.
1.387% due 04/15/2028 •	19,603	19,541

Total Asset-Backed Securities (Cost $2,320,890)		2,328,135

SOVEREIGN ISSUES 1.8%

Development Bank of Japan, Inc.
0.779% (US0003M + 0.570%) due 04/23/2021 ~	6,000	6,008

Export-Import Bank of India
1.213% (US0003M + 1.000%) due 08/21/2022 ~	31,468	31,442

Export-Import Bank of Korea
0.776% (US0003M + 0.525%) due 06/25/2022 ~	10,000	10,045

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.800% (US0003M + 0.575%) due 06/01/2021 ~	$5,500	$5,509
1.038% (US0003M + 0.800%) due 07/05/2022 ~	4,850	4,891
1.090% (US0003M + 0.875%) due 01/25/2022 ~	7,033	7,080
1.139% (US0003M + 0.925%) due 11/01/2022 ~	8,600	8,704
2.750% due 01/25/2022	710	728
4.000% due 01/29/2021	1,500	1,504

Industrial Bank of Korea
0.659% (US0003M + 0.450%) due 10/23/2022 ~	29,000	29,101

Korea Development Bank
0.713% (US0003M + 0.475%) due 10/01/2022 ~	3,900	3,912
0.938% (US0003M + 0.705%) due 02/27/2022 ~	34,980	35,173
0.959% (US0003M + 0.725%) due 07/06/2022 ~	11,195	11,274
4.625% due 11/16/2021	12,600	13,069

Korea Expressway Corp.
0.807% (US0003M + 0.600%) due 11/25/2022 ~	58,800	58,873
0.855% (US0003M + 0.640%) due 07/25/2022 ~	8,600	8,640
3.625% due 10/22/2021	2,800	2,872

Qatar Government International Bond
2.375% due 06/02/2021	1,800	1,815

Tokyo Metropolitan Government
0.750% due 07/16/2025	21,300	21,349
2.000% due 05/17/2021	800	805
2.500% due 06/08/2022	1,600	1,647

Total Sovereign Issues (Cost $264,133)		264,441

SHORT-TERM INSTRUMENTS 9.4%

CERTIFICATES OF DEPOSIT 0.5%

Sumitomo Mitsui Banking Corp.
0.575% (US0003M + 0.350%) due 11/05/2021 ~	23,400	23,450
0.595% (US0003M + 0.370%) due 11/05/2021 ~	21,000	21,048
0.604% (US0003M + 0.380%) due 10/12/2021 ~	20,000	20,044

		64,542

COMMERCIAL PAPER 0.7%

Shell International Finance B.V.
2.070% due 02/03/2021	12,000	11,998
2.300% due 01/19/2021	95,000	94,996

		106,994

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUTUAL FUNDS 0.0%

REPURCHASE AGREEMENTS (h) 4.5%
		$646,212

SHORT-TERM NOTES 1.1%

AbbVie, Inc.
0.563% (US0003M + 0.350%) due 05/21/2021 ~	$41,200	41,242

Broadcom, Inc.
3.125% due 04/15/2021	8,110	8,157

Pacific Gas & Electric Co.
1.600% (US0003M + 1.375%) due 11/15/2021 ~	40,970	40,998

Southern California Edison Co.
0.501% (US0003M + 0.270%) due 12/03/2021 ~	61,300	61,334

		151,731

U.S. TREASURY BILLS 2.6%
0.118% due 01/21/2021 - 04/22/2021 (a)(b)(c)	368,300	368,257

Total Short-Term Instruments (Cost $1,337,354)		1,337,736

Total Investments in Securities (Cost $14,289,196)		14,327,714

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
0.150% (d)(e)(f)	2,468,176	2,468

Total Short-Term Instruments (Cost $2,468)		2,468

Total Investments in Affiliates (Cost $2,468)		2,468

Total Investments 100.1% (Cost $14,291,664)		$14,330,182

Other Assets and Liabilities, net (0.1)%		(13,884)

Net Assets 100.0%		$14,316,298

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Institutional Class Shares of each Fund.
(e)

Securities with an aggregate market value of $2,414 were out on loan in exchange for $2,468 of cash collateral as of December 31, 2020. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(f)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	81

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
QNB Finance Ltd.	1.545%	12/06/2021	06/20/2019	$8,434	$8,432	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.080%	12/31/2020	01/04/2021	$50,000	U.S. Treasury Bonds 3.000% due 02/15/2047	$(51,068)	$50,000	$50,001
FICC	0.000	12/31/2020	01/04/2021	712	U.S. Treasury Bills 0.000% due 12/30/2021	(727)	712	712
JPS	0.100	12/08/2020	01/06/2021	400,000	U.S. Treasury Notes 2.500% due 05/15/2024	(408,413)	400,000	400,030
	0.110	12/31/2020	01/04/2021	150,000	U.S. Treasury Bonds 3.375% due 11/15/2048	(153,444)	150,000	150,002
SAL	0.080	12/31/2020	01/04/2021	45,500	U.S. Treasury Bonds 2.500% - 4.625% due 02/15/2040 - 02/15/2045	(46,790)	45,500	45,500

Total Repurchase Agreements						$(660,442)	$646,212	$646,245

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$50,001	$0	$0	$0	$50,001	$(51,068)	$(1,067)
FICC	712	0	0	0	712	(727)	(15)
JPS	550,032	0	0	0	550,032	(562,225)	(12,193)
SAL	45,500	0	0	0	45,500	(46,790)	(1,290)

Master Securities Lending Agreement
BCY	0	0	0	1,618	1,618	(1,654)	(36)
BMO	0	0	0	101	101	(103)	(2)
FOB	0	0	0	695	695	(711)	(16)

Total Borrowings and Other Financing Transactions	$646,245	$0	$0	$2,414

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$2,468	$0	$0	$0	$2,468

Total Borrowings	$2,468	$0	$0	$0	$2,468

Payable for securities on loan - cash collateral					$2,468

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(82) at a weighted average interest rate of (0.050%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

82	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,053,631	$0	$5,053,631
Industrials	0	1,981,533	0	1,981,533
Utilities	0	519,205	0	519,205
Municipal Bonds & Notes
California	0	27,946	0	27,946
Washington	0	7,377	0	7,377
U.S. Government Agencies	0	2,323,955	0	2,323,955
Non-Agency Mortgage-Backed Securities	0	483,755	0	483,755
Asset-Backed Securities	0	2,328,135	0	2,328,135
Sovereign Issues	0	264,441	0	264,441

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Short-Term Instruments
Certificates of Deposit	$0	$64,542	$0	$64,542
Commercial Paper	0	106,994	0	106,994
Repurchase Agreements	0	646,212	0	646,212
Short-Term Notes	0	151,731	0	151,731
U.S. Treasury Bills	0	368,257	0	368,257

	$0	$14,327,714	$0	$14,327,714

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	2,468	0	0	2,468

Total Investments	$2,468	$14,327,714	$0	$14,330,182

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	83

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

MUNICIPAL BONDS & NOTES 82.8%

ALABAMA 1.2%

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	$1,000	$1,239

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,250	4,359

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,428

		7,026

ALASKA 0.6%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,650	3,424

ARIZONA 1.0%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,892

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,487

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	459

		5,838

CALIFORNIA 2.2%

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2035	1,750	2,108
4.000% due 04/01/2037	1,250	1,491
5.000% due 04/01/2032	700	927

California State General Obligation Bonds, Series 2020
4.000% due 11/01/2034	1,750	2,211

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,096

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,622

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,120

		12,575

COLORADO 2.1%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,891

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	3,055

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	1,096
5.000% due 11/15/2049	1,500	1,896

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,730

E-470 Public Highway Authority, Colorado Revenue Notes, Series 2020
5.000% due 09/01/2028	1,050	1,374

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	$875	$1,117

		12,159

CONNECTICUT 5.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,800
5.000% due 08/15/2027	3,000	3,706

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	4,734
5.000% due 05/01/2032	1,380	1,855

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,821
5.000% due 10/01/2033	1,020	1,304

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,717

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	2,204

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,518

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,366

Metropolitan District, Connecticut General Obligation Bonds, Series 2019
5.000% due 07/15/2030	2,000	2,613

		30,638

DELAWARE 0.3%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2040	1,500	1,524

DISTRICT OF COLUMBIA 0.4%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,424

FLORIDA 4.9%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,074

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	577
5.000% due 07/01/2031	900	1,149

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	3,000	4,141

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2028	1,000	1,306

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,035

JEA Electric System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	3,505	4,656

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,517

JEA Water & Sewer System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	1,150	1,538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	$505	$621

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	1,000	1,142

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (c)	275	252
0.000% due 10/01/2028 (c)	475	412

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,386

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,660

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	4,500	4,605

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (c)	200	149
5.000% due 07/01/2031	350	458

		28,678

GEORGIA 3.5%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	523

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	3,198

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	2,000	2,063

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	4,092

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	754

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,277

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	880

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	3,118

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.934% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,510	1,516

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,522

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,282

		20,225

GUAM 0.2%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	846

HAWAII 0.4%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,411

84	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 8.6%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	$6,500	$7,191

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,439

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	2,185

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,210

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	1,000	1,151

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,191

Illinois Finance Authority Revenue Bonds, Series 2020
5.000% due 08/15/2033	1,750	2,338

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,091
5.000% due 08/01/2023	2,590	2,813

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2023	2,765	2,985

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,616

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,629

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	3,272

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	1,525	1,921

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,217

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,450

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	5,585

		50,284

INDIANA 1.5%

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	4,500	4,815

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,946

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	375

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,653

		8,789

KENTUCKY 1.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	2,000	2,212

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	3,493

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
5.000% due 11/01/2031	2,500	3,163

		8,868

LOUISIANA 1.7%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	2,330	3,240

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	$2,000	$2,009

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	1,064

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	900	922
2.125% due 06/01/2037	2,800	2,872

		10,107

MAINE 0.2%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	369
5.000% due 01/01/2029	225	281
5.000% due 01/01/2030	270	342

		992

MARYLAND 0.8%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,746

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	2,500	3,111

		4,857

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,228

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,915

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	2,390	2,843

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,266

		8,252

MICHIGAN 1.5%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,380	5,560

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,423

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,920

		8,903

MINNESOTA 0.2%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,248

MISSISSIPPI 0.3%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,592

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.2%

Kansas City, Missouri Water Revenue Bonds, Series 2020
4.000% due 12/01/2034	$1,000	$1,271

NEBRASKA 1.4%

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	4,500	4,517

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,265

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,247

		8,029

NEVADA 0.3%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,739

NEW HAMPSHIRE 0.2%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,218

NEW JERSEY 3.7%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,052

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.640% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	2,994

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,072

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	2,000	2,451

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,556

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,617
4.000% due 06/15/2036	1,000	1,153

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,065

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,782

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,222
5.000% due 06/01/2028	2,000	2,608

		21,572

NEW MEXICO 1.2%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,554

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,550

		7,104

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	85

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 9.8%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	$1,000	$1,062

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67* US0001M + 0.820%) due 11/01/2026 ~	1,295	1,275

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,548

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	805	844

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,695	1,797

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,208

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,647

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	2,500	2,774

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,791

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,955

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 08/01/2029	2,300	3,101

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2020
5.000% due 11/01/2024	1,500	1,770

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,032

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	443

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,887
5.000% due 01/15/2032	500	620

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,535	2,854

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2035	6,500	7,971

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,571

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,312

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	2,000	2,594

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,543
5.000% due 06/01/2027	2,800	3,495

		57,094

NORTH CAROLINA 0.6%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2027	$1,120	$1,198

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	286

		3,261

OHIO 4.3%

Allen County, Ohio Hospital Facilities Revenue Notes, Series 2020
5.000% due 12/01/2029	1,500	2,023

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	842

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	3,500	3,988
5.000% due 06/01/2033	1,650	2,210

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,547

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	1,000	1,353

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,375

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	936

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	3,395

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,343

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,732

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,335

		25,079

OREGON 1.1%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	798
5.000% due 08/15/2034	1,250	1,650

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
0.000% due 06/15/2027 (d)	500	626
0.000% due 06/15/2028 (d)	700	898
0.000% due 06/15/2029 (d)	800	1,051
0.000% due 06/15/2030 (d)	925	1,242

		6,265

PENNSYLVANIA 5.6%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2020
5.000% due 02/01/2040	4,000	4,453

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,340	1,701

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,788

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 06/01/2030	2,120	2,837

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	$1,500	$1,875

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	966

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	5,544

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	1,310	1,723

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,023

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,557

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	409
5.000% due 08/15/2031	300	358
5.000% due 08/15/2033	1,000	1,187

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,573

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	884

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,185

		32,598

PUERTO RICO 0.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.671% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,163

RHODE ISLAND 1.5%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,502

SOUTH DAKOTA 0.4%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,082

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,085

		2,167

TENNESSEE 1.4%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,742

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	873
5.000% due 02/01/2027	3,000	3,644
5.250% due 09/01/2026	1,745	2,144

		8,403

TEXAS 5.6%

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,575

Dallas Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 02/15/2029	2,575	3,460

86	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	$1,000	$1,082

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2027	350	453
5.000% due 08/15/2028	300	398

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,239

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	589

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	4,189

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,868

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2033	1,250	1,621

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,483

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,228

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,074

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,635	1,963

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.595% due 12/15/2026 ~	2,500	2,462

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	332
5.000% due 10/15/2030	3,010	3,996

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	539

		32,551

UTAH 0.2%

University of Utah Revenue Bonds, Series 2020
5.000% due 08/01/2033	1,000	1,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.7%

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	$3,800	$3,838

WASHINGTON 2.2%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,957

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2033	2,000	2,727

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	631

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.140% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,524

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	596

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2025	250	291

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,157

		12,883

WEST VIRGINIA 0.8%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,081

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	2,800	2,821

		4,902

WISCONSIN 1.6%

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2029 (c)	2,105	1,827

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	3,500	4,668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	$1,925	$2,493

		8,988

Total Municipal Bonds & Notes (Cost $450,574)		481,654

SHORT-TERM INSTRUMENTS 16.5%

REPURCHASE AGREEMENTS (e) 0.1%
		537

U.S. TREASURY BILLS 11.6%
0.094% due 01/05/2021 - 05/27/2021 (b)(c)	67,300	67,294

U.S. TREASURY CASH MANAGEMENT BILLS 1.4%
0.094% due 02/18/2021 - 05/04/2021 (a)(b)(c)	8,100	8,099

MUNICIPAL BONDS & NOTES 3.4%

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	4,750	4,838

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	4,000	4,047

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	4,000	4,036

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	1,800	1,816

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	5,000	5,125

Total Municipal Bonds & Notes (Cost $19,833)		19,862

Total Short-Term Instruments (Cost $95,760)		95,792

Total Investments in Securities (Cost $546,334)		577,446

Total Investments 99.3% (Cost $546,334)		$577,446

Other Assets and Liabilities, net 0.7%		4,334

Net Assets 100.0%		$581,780

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$537	U.S. Treasury Bills 0.000% due 12/30/2021	$(548)	$537	$537

Total Repurchase Agreements						$(548)	$537	$537

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	87

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)	December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$537	$0	$0	$0	$537	$(548)	$(11)

Total Borrowings and Other Financing Transactions	$537	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$7,026	$0	$7,026
Alaska	0	3,424	0	3,424
Arizona	0	5,838	0	5,838
California	0	12,575	0	12,575
Colorado	0	12,159	0	12,159
Connecticut	0	30,638	0	30,638
Delaware	0	1,524	0	1,524
District of Columbia	0	2,424	0	2,424
Florida	0	28,678	0	28,678
Georgia	0	20,225	0	20,225
Guam	0	846	0	846
Hawaii	0	2,411	0	2,411
Illinois	0	50,284	0	50,284
Indiana	0	8,789	0	8,789
Kentucky	0	8,868	0	8,868
Louisiana	0	10,107	0	10,107
Maine	0	992	0	992
Maryland	0	4,857	0	4,857
Massachusetts	0	8,252	0	8,252
Michigan	0	8,903	0	8,903
Minnesota	0	1,248	0	1,248
Mississippi	0	1,592	0	1,592
Missouri	0	1,271	0	1,271
Nebraska	0	8,029	0	8,029

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Nevada	$0	$1,739	$0	$1,739
New Hampshire	0	1,218	0	1,218
New Jersey	0	21,572	0	21,572
New Mexico	0	7,104	0	7,104
New York	0	57,094	0	57,094
North Carolina	0	3,261	0	3,261
Ohio	0	25,079	0	25,079
Oregon	0	6,265	0	6,265
Pennsylvania	0	32,598	0	32,598
Puerto Rico	0	1,163	0	1,163
Rhode Island	0	8,502	0	8,502
South Dakota	0	2,167	0	2,167
Tennessee	0	8,403	0	8,403
Texas	0	32,551	0	32,551
Utah	0	1,367	0	1,367
Virginia	0	3,838	0	3,838
Washington	0	12,883	0	12,883
West Virginia	0	4,902	0	4,902
Wisconsin	0	8,988	0	8,988
Short-Term Instruments
Repurchase Agreements	0	537	0	537
U.S. Treasury Bills	0	67,294	0	67,294
U.S. Treasury Cash Management Bills	0	8,099	0	8,099
Municipal Bonds & Notes	0	19,862	0	19,862

Total Investments	$0	$577,446	$0	$577,446

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

88	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	December 31, 2020	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

MUNICIPAL BONDS & NOTES 80.6%

ALABAMA 2.1%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023	$250	$277

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2024	500	572
5.000% due 08/01/2025	1,000	1,181

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	1,250	1,282

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	476

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,221

		6,009

ARIZONA 0.6%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,052

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	217

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	404

		1,673

CALIFORNIA 5.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
2.000% due 04/01/2034	1,100	1,102

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	579

California Earthquake Authority Revenue Notes, Series 2020
1.477% due 07/01/2023	2,250	2,266

California Health Facilities Financing Authority Revenue Notes, Series 2020
5.000% due 06/01/2026	465	575

California Housing Finance Revenue Notes, Series 2020
1.450% due 04/01/2024	1,000	1,009

California Municipal Finance Authority Revenue Bonds, Series 2010
0.230% due 09/01/2021	4,000	4,000

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	2,500	2,585

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	800	816

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.701% (US0003M + 0.550%) due 06/01/2034 ~	1,250	1,175

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	1,003

		15,110

COLORADO 0.5%

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	450	460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 07/15/2023	$100	$106
5.000% due 01/15/2024	400	453
5.000% due 07/15/2024	325	375

		1,394

CONNECTICUT 4.2%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	676
5.000% due 08/15/2023	500	551

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2023	675	748
5.000% due 05/01/2025	350	418

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,213

Connecticut State General Obligation Bonds, Series 2013
1.040% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,020	1,029

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	250	272

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	422

Connecticut State General Obligation Notes, Series 2020
4.000% due 06/01/2023	425	463
5.000% due 01/15/2025	350	414

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	1,000	1,020

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	1,250	1,280

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	500	508

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,280	2,505

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	556

		12,075

DELAWARE 1.0%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	769
1.250% due 10/01/2040	2,000	2,032

		2,801

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	530

Washington Metropolitan Area Transit Authority, District of Columbia Revenue Notes, Series 2020
5.000% due 07/15/2026	655	818

		1,348

FLORIDA 3.2%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	780

Citizens Property Insurance, Inc., Florida Revenue Notes, Series 2012
5.000% due 06/01/2021	280	285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	$250	$304
5.000% due 10/01/2026	470	590

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	801

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	915	947

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	1,030	1,212

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,181

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	835

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	612

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	1,500	1,535

Tampa, Florida Revenue Notes, Series 2020
5.000% due 07/01/2022	175	186

		9,268

GEORGIA 1.9%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	533

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	500	516

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,044

Cobb County, Georgia Kennestone Hospital Authority Revenue Notes, Series 2020
5.000% due 04/01/2026	300	368

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.934% (0.67*US0001M + 0.830%) due 08/01/2048 ~	500	502

Main Street Natural Gas Inc., Georgia Revenue Notes, Series 2019
5.000% due 05/15/2022	600	636

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	50	59

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
4.000% due 11/01/2023	1,000	1,103
5.000% due 01/01/2024	490	555

		5,316

ILLINOIS 5.8%

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.838% due 12/01/2023	1,500	1,539

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2022	1,000	1,031

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,025

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	1,100	1,099

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	313

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	554

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	790

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	89

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	$2,000	$2,112

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,933
5.125% due 05/01/2022	750	789

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	750	816

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,000	1,053

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	591
5.000% due 01/01/2026	375	459

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2021	2,000	2,040

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	387

		16,531

INDIANA 1.7%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	650	658

Indianapolis, Indiana Revenue Notes, Series 2019
1.400% due 09/01/2022	2,500	2,518

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	750	827

Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	750	750

		4,753

IOWA 0.3%

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	650	797

KANSAS 0.9%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.608% (0.7*US0001M + 0.500%) due 09/01/2024 ~	2,500	2,510

KENTUCKY 0.7%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	582

Louisville & Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	500	502

Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Notes, Series 2016
5.000% due 05/15/2021	1,000	1,018

		2,102

LOUISIANA 1.5%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.550% due 05/01/2043	1,000	1,000

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	1,700	1,704

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	300	308
2.125% due 06/01/2037	1,300	1,333

		4,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 1.4%

Baltimore County, Maryland General Obligation Notes, Series 2018
5.000% due 03/01/2025	$1,500	$1,800

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	480	578

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,761

		4,139

MASSACHUSETTS 3.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	1,150	1,174

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,228

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.590% (MUNIPSA + 0.500%) due 07/01/2038 ~	1,000	1,002

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	575	588

Massachusetts Development Finance Agency Revenue Notes, Series 2020
5.000% due 10/01/2022	2,400	2,598

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	750	892

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,093

		9,575

MICHIGAN 2.9%

Michigan Finance Authority Revenue Bonds, Series 2015
0.590% due 10/15/2038 ~	2,250	2,251

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	2,250	2,277

Michigan State Building Authority Revenue Bonds, Series 2020
0.190% due 10/15/2042	1,000	1,000

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,653

University of Michigan Revenue Notes, Series 2020
5.000% due 04/01/2025	1,000	1,203

		8,384

MINNESOTA 0.8%

Minneapolis, Minnesota Revenue Bonds, Series 2018
0.100% due 11/15/2048	1,900	1,900

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	250

		2,150

MISSISSIPPI 0.9%

Lowndes County, Mississippi Revenue Bonds, Series 1992
6.800% due 04/01/2022	1,610	1,730

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	799

		2,529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONTANA 0.3%

Montana Facility Finance Authority Revenue Bonds, Series 2018
0.640% (MUNIPSA + 0.550%) due 08/15/2037 ~	$945	$947

NEBRASKA 1.8%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,000	1,207

Lincoln, Nebraska Electric System Revenue Notes, Series 2012
5.000% due 09/01/2021	485	501

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	2,000	2,007

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	1,340	1,340

		5,055

NEVADA 0.7%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	850	861

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
3.000% due 06/15/2023	500	532

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	500	509

		1,902

NEW HAMPSHIRE 1.2%

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2005
0.100% due 07/01/2033	3,500	3,500

NEW JERSEY 2.9%

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	450	454

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	1,075

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	3,500	4,284

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2006
5.500% due 12/15/2021	750	786

Newark, New Jersey General Obligation Notes, Series 2020
5.000% due 10/01/2022	750	802

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	750	800

		8,201

NEW MEXICO 1.1%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	2,000	2,031

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,183

		3,214

NEW YORK 9.0%

Long Island Power Authority, New York Revenue Notes, Series 2015
5.000% due 09/01/2021	140	145

90	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	$1,000	$1,325

Long Island Power Authority, New York Revenue Notes, Series 2020
5.000% due 09/01/2024	625	733

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.924% (0.67* US0001M + 0.820%) due 11/01/2026 ~	430	423

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2028	1,280	1,530

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,500	1,573

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	650	689

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2022	400	434

New York City Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2020
0.700% due 11/01/2060	2,000	2,001

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	781

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	758

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.080% due 06/15/2050	4,000	4,000

New York City, General Obligation Bonds, Series 2015
0.080% due 06/01/2044	2,000	2,000

New York City, New York Industrial Development Agency Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	750	974

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2002
5.000% due 11/01/2022	1,250	1,358

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2020
5.000% due 11/01/2021	1,000	1,040

New York Power Authority Revenue Bonds, Series 2011
5.000% due 11/15/2022	360	393

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 09/15/2022	1,400	1,515

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,045	1,103

New York State Urban Development Corp. Revenue Notes, Series 2020
5.000% due 03/15/2024	1,000	1,153

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	250	282

Trust for Cultural Resources of The City of New York Revenue Bonds, Series 2014
0.270% due 04/01/2044 ~	1,000	1,000

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	500	509

		25,719

NORTH CAROLINA 0.8%

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.504% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	$1,025	$1,180

		2,181

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	500	501

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	549

Ohio Water Development Authority Revenue Notes, Series 2013
5.000% due 06/01/2021	130	133

		1,183

OREGON 0.3%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	179

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
0.000% due 06/15/2025 (c)	275	323
0.000% due 06/15/2026 (c)	350	426

		928

PENNSYLVANIA 7.3%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2020
5.000% due 02/01/2040	2,000	2,226

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
0.593% (0.7*US0001M + 0.490%) due 01/01/2030 ~	745	744

Commonwealth of Pennsylvania General Obligation Notes, Series 2020
5.000% due 05/01/2022	1,300	1,382

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2002
0.090% due 07/01/2025	5,100	5,100

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	634

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	543

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
0.810% (MUNIPSA + 0.720%) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.148% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	753

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2008
0.400% due 10/01/2023	1,520	1,521

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,023

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	500	549

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2023	750	781
3.000% due 01/01/2025	1,020	1,097

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.690% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
0.740% due 09/01/2040 ~	$2,400	$2,406

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2022	600	625

		20,890

PUERTO RICO 0.9%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	2,000	2,520

SOUTH CAROLINA 0.9%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
0.964% due 10/01/2048 ~	1,000	1,004

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,495

		2,499

TENNESSEE 0.8%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	661

Memphis, Tennessee Water Revenue Notes, Series 2020
4.000% due 12/01/2021	500	517
4.000% due 12/01/2022	400	429

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	500	581

		2,188

TEXAS 7.8%

Alvin Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
0.450% due 02/15/2036	1,000	999

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	1,000	1,151

Dallas Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 02/15/2029	1,000	1,344

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	468

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	630	646

Garland, Texas Electric Utility System Revenue Notes, Series 2019
5.000% due 03/01/2025	500	593

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,155	1,350

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	412

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	1,000	1,009

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	1,500	1,627

Lower Colorado River Authority, Texas Revenue Notes, Series 2020
5.000% due 05/15/2022	1,000	1,065

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	754

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	91

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2021	$385	$385

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	794

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	745	773

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	780

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	524

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	750	786

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2012
5.000% due 12/15/2022	1,000	1,086

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	245	294

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
0.845% due 12/15/2026 ~	1,610	1,604
1.595% due 12/15/2026 ~	1,000	985

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	590

Wylie Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
0.000% due 08/15/2021 (b)	2,300	2,297

		22,316

UTAH 0.2%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	571

VIRGINIA 0.4%

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,177

WASHINGTON 2.4%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.540% (MUNIPSA + 0.450%) due 11/01/2045 ~	750	752

Energy Northwest, Washington Revenue Notes, Series 2020
5.000% due 07/01/2027	750	968

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	750	753

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	$1,000	$1,097

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	472

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
0.580% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	677

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.140% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,010

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	985

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2023	250	273

		6,987

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	1,500	1,511

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,032

		2,543

WISCONSIN 1.0%

Milwaukee, Wisconsin General Obligation Notes, Series 2019
5.000% due 04/01/2023	1,500	1,650

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2022	625	665

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	687

		3,002

Total Municipal Bonds & Notes (Cost $225,663)		230,332

U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Notes
1.500% due 01/15/2023	600	617
1.500% due 11/30/2024	1,100	1,154

Total U.S. Treasury Obligations (Cost $1,707)		1,771

SHORT-TERM INSTRUMENTS 18.9%

REPURCHASE AGREEMENTS (d) 0.2%
		527

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 10.9%
0.086% due 01/14/2021 - 04/22/2021 (a)(b)	$31,200	$31,199

MUNICIPAL BONDS & NOTES 7.8%

Borough of Ship Bottom, New Jersey General Obligation Notes, Series 2020
1.250% due 09/24/2021	2,300	2,318

Copiague Union Free School District, New York General Obligation Notes, Series 2020
2.000% due 06/24/2021	2,400	2,419

Erie County, New York General Obligation Notes, Series 2020
3.000% due 06/24/2021	1,000	1,013

Fredonia Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/17/2021	1,600	1,606

General Brown Central School District, New York General Obligation Notes, Series 2020
1.250% due 06/25/2021	1,500	1,507

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	1,750	1,782

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 03/31/2021	3,200	3,238

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	1,800	1,816

Suffolk County, New York General Obligation Notes, Series 2020
5.000% due 03/19/2021	600	605

Syracuse, New York General Obligation Notes, Series 2020
2.000% due 07/30/2021	2,000	2,019

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	2,150	2,204

Worcester, Massachusetts General Obligation Notes, Series 2020
2.000% due 02/16/2021	1,750	1,754

Total Municipal Bonds & Notes (Cost $22,260)		22,281

Total Short-Term Instruments (Cost $53,985)		54,007

Total Investments in Securities (Cost $281,355)		286,110

Total Investments 100.1% (Cost $281,355)		$286,110

Other Assets and Liabilities, net (0.1)%		(421)

Net Assets 100.0%		$285,689

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.

92	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2020	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	12/31/2020	01/04/2021	$527	U.S. Treasury Bills 0.000% due 12/30/2021	$(538)	$527	$527

Total Repurchase Agreements						$(538)	$527	$527

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$527	$0	$0	$0	$527	$(538)	$(11)

Total Borrowings and Other Financing Transactions	$527	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,009	$0	$6,009
Arizona	0	1,673	0	1,673
California	0	15,110	0	15,110
Colorado	0	1,394	0	1,394
Connecticut	0	12,075	0	12,075
Delaware	0	2,801	0	2,801
District of Columbia	0	1,348	0	1,348
Florida	0	9,268	0	9,268
Georgia	0	5,316	0	5,316
Illinois	0	16,531	0	16,531
Indiana	0	4,753	0	4,753
Iowa	0	797	0	797
Kansas	0	2,510	0	2,510
Kentucky	0	2,102	0	2,102
Louisiana	0	4,345	0	4,345
Maryland	0	4,139	0	4,139
Massachusetts	0	9,575	0	9,575
Michigan	0	8,384	0	8,384
Minnesota	0	2,150	0	2,150
Mississippi	0	2,529	0	2,529
Montana	0	947	0	947
Nebraska	0	5,055	0	5,055

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Nevada	$0	$1,902	$0	$1,902
New Hampshire	0	3,500	0	3,500
New Jersey	0	8,201	0	8,201
New Mexico	0	3,214	0	3,214
New York	0	25,719	0	25,719
North Carolina	0	2,181	0	2,181
Ohio	0	1,183	0	1,183
Oregon	0	928	0	928
Pennsylvania	0	20,890	0	20,890
Puerto Rico	0	2,520	0	2,520
South Carolina	0	2,499	0	2,499
Tennessee	0	2,188	0	2,188
Texas	0	22,316	0	22,316
Utah	0	571	0	571
Virginia	0	1,177	0	1,177
Washington	0	6,987	0	6,987
West Virginia	0	2,543	0	2,543
Wisconsin	0	3,002	0	3,002
U.S. Treasury Obligations	0	1,771	0	1,771
Short-Term Instruments
Repurchase Agreements	0	527	0	527
U.S. Treasury Bills	0	31,199	0	31,199
Municipal Bonds & Notes	0	22,281	0	22,281

Total Investments	$0	$286,110	$0	$286,110

There were no significant transfers into or out of Level 3 during the period ended December 31, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2020	93

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

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held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover

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Notes to Financial Statements	(Cont.)

transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than ETFs, are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may

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determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

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indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

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Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2020 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$28,120	$87,134	$(91,359)	$0	$0	$23,895	$1	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	2,615	(2,615)	0	0	0	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	105	0	0	0	105	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	515	47,285	(45,332)	0	0	2,468	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

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insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as

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those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

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which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the

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lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To

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mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

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with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an

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amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the

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forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	—

Small Fund	—	—	—	X	—	—	—	—	X	—	—	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	—	—	—	—	X	—	X	X	—	—	—	—

Market	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—

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Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—

LIBOR Transition Risk	—	—	—	—	—	—	X	X	X	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and

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may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected

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significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or

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regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws;

regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

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govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(1)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(2)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	Prior to October 31, 2020, PIMCO contractually agreed to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2022, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	113

Notes to Financial Statements	(Cont.)

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2020 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expenses; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2021, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at December 31, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$124	$250	$309	$683

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	1	204	205

†	A zero balance may reflect actual amounts rounding to less than one thousand.

114	PIMCO ETF TRUST

December 31, 2020	(Unaudited)

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$22,295	$0

PIMCO Active Bond Exchange-Traded Fund	88,580	10,221

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	37,991	43,726

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	7,303	2,536

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,307,331	586,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$62,697	$66,309	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	51,491	58,033	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,127	7,345	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,576	931	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	319,831	352,528

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	43,520	33,727

PIMCO Active Bond Exchange-Traded Fund	5,118,048	4,459,313	675,067	110,203

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	91,466	56,978	253,419	102,025

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	31,655	10,334	49,586	13,073

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,288,883	1,176,984	3,376,377	2,514,479

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	106,690	29,024

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	102,571	19,421

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	115

Notes to Financial Statements	(Cont.)

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transactions fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended December 31, 2020, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$164,295	$108,844

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	67,183	43,010

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	333,845	224,999

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	57,775	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	803,450	148,438

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	161,972	10,605

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities

116	PIMCO ETF TRUST

December 31, 2020	(Unaudited)

until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$13,171	$10,060

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,723	17,045

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,644	10,650

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	141	1,060

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	52,115	116,956

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0

PIMCO Active Bond Exchange-Traded Fund	0	32,638

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,458	441

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	994	288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$408,276	$1,619	$(4,853)	$(3,234)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	634,869	29,161	—	29,161

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	720,012	41,627	—	41,627

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	115,529	7,171	—	7,171

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,955,845	48,717	(41,395)	7,322

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	760,576	61,232	(793)	60,439

PIMCO Active Bond Exchange-Traded Fund	4,388,891	203,885	(16,862)	187,023

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,009,729	12,014	(4,419)	7,595

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	151,005	932	(312)	620

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	14,291,673	44,443	(5,934)	38,509

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	546,334	31,145	(33)	31,112

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	281,355	4,811	(56)	4,755

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	117

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC

BMO	BMO Capital Markets Corp.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDL	Toronto Dominion Bank London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.HY	Credit Derivatives Index - High Yield	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate	US0012M	12 Month USD Swap Rate

LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	PSF	Public School Fund

BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.	Q-SBLF	Qualified School Bond Loan Fund

CR	Custodial Receipts

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

118	PIMCO ETF TRUST

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of each of the Trust’s series (each, a “Fund,” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2021.1 Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In connection with its review of the Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	119

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to: investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing compliance and operations processes in connection with regulatory developments, including Rule 6c-11 under the Investment Company Act of 1940, as amended, pertaining to exchange-traded funds; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. In addition, the Board considered the investment in derivatives by certain active ETFs, and how PIMCO assesses and manages risk and regulatory compliance with respect to the use of derivatives by the Funds, as applicable.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

120	PIMCO ETF TRUST

(Unaudited)

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 18-19, 2020 meeting. The Board reviewed materials indicating that, on a net-of-fees basis, performance has generally been strong for the active fixed income Funds over the three- and five-year periods ended March 31, 2020 and since inception. The Board also reviewed information that showed that, certain index Funds modestly underperformed their benchmark, but that PIMCO did not expect such Funds, for structural reasons, to outperform their benchmarks on a net-of-fees basis over longer time horizons. PIMCO reported to the Board about the reasons for the underperformance of certain Funds and actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreement.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds. The Board compared each Fund’s total expenses to other funds in the Broadridge Report “Expense Group” and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the fee rates PIMCO charges to separate accounts and to other investment companies with similar investment strategies, although, in the case of a number of Funds in the Trust, PIMCO does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds to scale at inception and reinvesting in other important areas of the business that support the Funds. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

SEMIANNUAL REPORT	|	DECEMBER 31, 2020	121

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

Based on the information presented by PIMCO, members of the Board determined that, in the exercise of their business judgment, the management fee charged by PIMCO under the Agreement, and that the total expenses of each Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits attributable to the Funds. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process, trade processing systems and iNAV process. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

122	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF4001SAR_123120

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)  The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 25, 2021

By:	/s/ Bijal Parikh

Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	February 25, 2021